                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:

| |      Preliminary Proxy Statement
| |      Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
| |      Definitive Additional Materials
| |      Soliciting Material under Rule 14a-12

                                  Previo, Inc.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box)

|_|  No fee required.
|X|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

Common stock, $.001 par value
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2.   Aggregate number of securities to which transaction applies:

6,890,559
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3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$2.642 (maximum distribution per share) x 6,890,559 (aggregate number of securities outstanding)
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4.   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5.   Total fee paid:


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|X|  Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.   Amount Previously Paid:  $1,675
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7.   Form, Schedule or Registration Statement No.: 14(a)
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8.   Filing Party:  Previo, Inc.
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9.   Date Filed:  August 6, 2002
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

                                  PREVIO, INC.
                        12636 High Bluff Drive, Suite 400
                            San Diego, CA 92130-2093

                                 August 20, 2002

Dear Stockholder:

         You are invited to attend a Special Meeting (the "Special Meeting") of Stockholders of Previo, Inc., a Delaware corporation ("Previo" or the "Company"), to be held on September 17, 2002 at 10:00 a.m. local time at the Company's offices at 12636 High Bluff Drive, Suite 400, San Diego, California 92130-2093.

         As previously announced, on July 2, 2002, the Company's board of directors approved the sale of substantially all of the non-cash assets of the Company to Altiris, Inc., a Delaware corporation ("Altiris"), subject to approval by the Company's stockholders. In addition, on July 2, 2002, the Company's board of directors adopted a formal Plan of Dissolution, and approved the liquidation and dissolution of Previo to be effected under Delaware law, all contingent upon the execution of the Asset Purchase Agreement among Previo, Altiris and the other parties thereto which was executed on July 15, 2002 (the "Asset Purchase Agreement") and subject to approval by the Company's stockholders. As more fully set forth in the accompanying proxy statement, at the Special Meeting you will be asked to consider and vote upon a proposal to approve (i) the sale of substantially all the Company's non-cash assets to Altiris (the "Asset Sale") pursuant to the Asset Purchase Agreement (the "Asset Sale Proposal"), a copy of which is attached as Appendix A to the accompanying proxy statement and (ii) the adoption of the Plan of Dissolution of the Company (the "Plan of Dissolution" or "Plan") substantially in the form attached as Appendix B to the accompanying proxy statement (the "Dissolution Proposal").

         As described in the accompanying proxy statement, the Company is seeking stockholder approval of the Asset Sale Proposal and the Dissolution Proposal. If the Asset Sale Proposal is approved, the Company will sell to Altiris substantially all of its non-cash assets. In the event the Asset Sale Proposal is not approved by the stockholders of the Company, but the Dissolution Proposal is approved, then our board of directors, in accordance with its fiduciary obligations to our stockholders, may take other steps it deems advisable and in the best interest of our stockholders to dispose of our assets in a manner designed to maximize stockholder value. If the Dissolution Proposal is approved, the board of directors of the Company may liquidate any remaining assets as soon as it deems feasible. Notwithstanding approval of the Asset Sale Proposal or the Dissolution Proposal by the stockholders of the Company's common stock, the board of directors may abandon the proposed Plan of Dissolution without further action by the stockholders if it determines that other courses of action would maximize stockholder value in the Company.

         The board of directors has approved the Asset Sale Proposal and the Dissolution Proposal and has determined that each is in the best interests of the Company and its stockholders. After careful consideration, the board of directors recommends that stockholders vote for the Asset Sale Proposal and the Dissolution Proposal each as described in the accompanying proxy statement.

         In the materials accompanying this letter, you will find a Notice of Special Meeting of Stockholders (the "Notice"), a proxy statement relating to the actions to be taken by stockholders of the Company at the Special Meeting and a proxy card. Please read the Notice and the proxy statement and consider the information included therein carefully. All stockholders are invited to attend the Special Meeting in person. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return your proxy in the enclosed envelope. If you attend the Special Meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is important that your shares be represented and voted at the Special Meeting.

                                Sincerely,


                                Clifford L. Flowers
                                President, Chief Financial Officer and Secretary

                                  PREVIO, INC.
                        12636 High Bluff Drive, Suite 400
                            San Diego, CA 92130-2093


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 17, 2002

TO THE STOCKHOLDERS OF PREVIO, INC.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "SPECIAL MEETING") of PREVIO, INC., a Delaware corporation (the "COMPANY"), will be held on September 17, 2002 at 10:00 a.m. local time at the Company's offices at 12636 High Bluff Drive, Suite 400, San Diego, California 92130-2093 for the following purposes:

1. To approve the sale of substantially all of the Company's non-cash assets to Altiris, Inc., a Delaware corporation, pursuant to the Asset Purchase Agreement dated July 15, 2002 among the Company, Altiris, Inc., a Delaware corporation, and the other parties thereto, a copy of which is attached as Appendix A to the accompanying proxy statement.

2. To approve the dissolution of the Company and adopt the Plan of Dissolution substantially in the form attached as Appendix B to the accompanying proxy statement.

3.       To conduct any other business properly brought before the meeting.

         The foregoing items of business are more fully described in the proxy statement accompanying this Notice. The board of directors has fixed the close of business on July 30, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof. A list of the stockholders entitled to vote at the meeting may be examined by any stockholder at the Company's offices at 12636 High Bluff Drive, Suite 400, San Diego, California 92130-2093 during the ten-day period preceding the Special Meeting.

                                By Order of the Board of Directors




                                Clifford L. Flowers,
                                President, Chief Financial Officer and Secretary


San Diego, California
August 20, 2002

--------------------------------------------------------------------------------
         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                               SUMMARY TERM SHEET


THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND THE ATTACHED APPENDIX A, APPENDIX B AND APPENDIX C. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. WE URGE YOU TO READ THE ENTIRE DOCUMENT (INCLUDING APPENDICES) BEFORE YOU DECIDE WHETHER TO VOTE IN FAVOR OF THE ASSET SALE PROPOSAL OR THE DISSOLUTION PROPOSAL. THE ASSET PURCHASE AGREEMENT IS ATTACHED TO THIS DOCUMENT AS APPENDIX A, THE PLAN OF DISSOLUTION IS ATTACHED AS APPENDIX B AND THE FAIRNESS OPINION IS ATTACHED AS APPENDIX C. WE HAVE INCLUDED PAGE REFERENCES PARENTHETICALLY TO DIRECT YOU TO A MORE COMPLETE DESCRIPTION IN THIS PROXY STATEMENT OF THE TOPICS PRESENTED IN THIS SUMMARY.

THE PARTIES TO THE ASSET PURCHASE AGREEMENT (see page 8)

Previo, Inc.
12636 High Bluff Drive, Suite 400
San Diego, California 92130-2093
Telephone: (858) 793-2800


         Currently, Previo is not selling any of its products and currently only has four full time employees, excluding those employees in Estonia office that are providing services on behalf of Altiris. Previo's business was focused on the development and marketing of software products that support business continuity. Its products were designed to provide personal computer and server recovery from virus or hacker attacks, software failures or glitches, thefts, losses and broken equipment. In addition, Previo has granted to Altiris an exclusive license to all of its intellectual property rights.

Previo Estonia OU
Laki 11B
Tallinn 12915
Estonia
Telephone: (372) 516-2299

         Previo Estonia OU ("PREVIO ESTONIA") is a commercial undertaking established and operating under the laws of the Republic of Estonia and is a wholly owned subsidiary of Previo. Previo Estonia is engaged in software development.

Altiris, Inc.
588 West 400 South
Lindon, Utah 84042
Telephone: (801) 805-2400

         Altiris develops, markets and supports Web-enabled software products that address businesses' needs to manage software and hardware in complex information technology environments. Its products are used by businesses in a wide variety of industries and computing environments.

SUMMARY OF THE ASSET SALE (see page 11)

         We have entered into an Asset Purchase Agreement with Altiris dated July 15, 2002 pursuant to which we will sell substantially all of our non-cash assets, including our intellectual property and our interest in Previo Estonia, to Altiris. If the Dissolution Proposal is adopted by our stockholders, after payment of and provision for liabilities and obligations, our remaining assets will be distributed to our stockholders in accordance with the Plan of Dissolution.


                                       i.

REASONS FOR THE ASSET SALE (see page 9)

         We entered into the Asset Purchase Agreement because our board of directors determined that our business prospects were not promising and that it is in the best interest of our stockholders to sell our non-cash assets to Altiris and distribute our remaining assets to our stockholders.

THE PURCHASE PRICE (see page 12)

         We will receive $1,000,000 for the sale of our non-cash assets (which includes $500,000 that we have already received pursuant to a license agreement we entered into with Altiris on June 24, 2002). In addition, we will receive a working capital reimbursement in the amount of $36,754 from Altiris.

ASSETS SOLD AND LIABILITIES ASSUMED (see page 12)

         We are selling substantially all of our assets other than cash, cash equivalents and receivables, including substantially all of our tangible property, intellectual property rights, technology, certain contracts, certain agreements, transferable licenses, customer sales records and user manuals relating to our products. Included in the assets we are selling to Altiris is the sole outstanding share of Previo Estonia which we hold. Accordingly, all of Previo Estonia's existing and future liabilities will be liabilities of Previo Estonia, which will be a wholly owned subsidiary of Altiris after the closing of Asset Sale. In addition, Altiris will assume all future obligations under transferred contracts and certain future liabilities related to their operations or ownership of the acquired assets.

REPRESENTATIONS AND WARRANTIES (see page 13)

         The Asset Purchase Agreement contains customary representations, warranties and covenants frequently included in similar transactions. The representations and warranties do not survive the closing of the Asset Sale.

CLOSING CONDITIONS (see page 16)

         The closing of the proposed Asset Sale is subject to the approval of our stockholders as well as other conditions to closing.

TERMINATION (see page 16)

         The Asset Purchase Agreement may be terminated under certain circumstances, including (i) if stockholder approval has not been obtained or the Asset Sale is not closed by November 15, 2002, (ii) if the closing is prevented by law or the order of a court or (iii) if either party materially breaches its respective representations, warranties, covenants or agreements contained in the Asset Purchase Agreement.

PLAN OF DISSOLUTION (see page 25)

         Assuming approval of the Asset Sale Proposal by our stockholders, after the consummation of the Asset Sale, our board of directors currently anticipates effecting the Plan of Dissolution. Under the Plan, our board of directors will cause us to take the following actions:

         o file a Certificate of Dissolution with the Secretary of State of the State of Delaware;

         o cease conducting normal business operations, except as may be required to wind-up our business affairs;

         o attempt to convert all of our remaining assets into cash or cash equivalents in an orderly fashion;

         o pay or attempt to adequately provide for the payment of all of our known obligations and liabilities;

         o establish a contingency reserve designed to satisfy any additional liabilities; and

         o distribute pro rata in one or more liquidating distributions to or for the benefit of our stockholders, as of the applicable record date(s), all of our remaining assets.


                                      ii.

JUDICIAL APPROVAL PROCESS (see page 26)

         Our board of directors currently intends to follow the procedures set forth in Sections 280 and 281(a) of the General Corporation Law of the State of Delaware (the "DGCL") for the liquidation and dissolution of the Company. The procedures require us to publish and deliver notice of the dissolution to potential claimants, settle claims and post security as ordered by the Delaware Court of Chancery. Accordingly, our board of directors currently does not plan to make any distributions to you unless approved by the Delaware Court of Chancery.

EXPECTED DISTRIBUTIONS TO STOCKHOLDERS (see page 28)

         We currently estimate that between $2.38 and $2.64 per outstanding share of our common stock will be available for distribution to our stockholders, after payment of all liabilities and expenses associated with the Plan of Dissolution and otherwise. The actual amount available for distribution, if any, could be substantially less, depending on a number of factors including
(i) our inability to consummate the Asset Sale, (ii) unknown liabilities or claims, and (iii) unexpected or greater than expected expenses.

         In the event the Plan of Dissolution is approved, we currently anticipate that the Company will petition the Delaware Court of Chancery in connection with the dissolution seeking an early initial distribution of approximately $2.09 per outstanding share of our common stock as soon as practicable. However, the timing and amount of the distributions are within the discretion of the Delaware Court of Chancery and cannot be predicted with certainty. In addition, we cannot assure you that the Delaware Court of Chancery will allow any distribution. We currently anticipate that this initial distribution will be made to stockholders approximately 200 days after the filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware. However, if there are no claims other than those that we anticipate, the initial distribution may be sooner and if there are claims that we do not anticipate, the initial distribution may be later.

         Following the procedures set forth in Sections 280 and 281(a) of the DGCL, we expect a distribution of the remaining amount will be made to stockholders between 270 days and one year following the filing of the Plan of Dissolution with the Delaware Secretary of State. However, the actual time of distribution may be up to three years following the filing date, or such longer period of continued existence as directed by the Delaware Court of Chancery.

AMENDMENT AND ABANDONMENT OF PLAN OF DISSOLUTION (see page 28)

         The board of directors may, to the full extent permitted by law, amend the Plan of Dissolution without any further stockholder approval if it determines that the amendment is in the best interests of our stockholders. In addition, if the board of directors determines that liquidation and dissolution are not in the best interests of our stockholders, the board of directors may direct that the Plan of Dissolution be abandoned, either before or after stockholder approval.

FAIRNESS OPINION (see page 30)

         In connection with the proposed sale of assets and subsequent liquidation and distribution, the board of directors requested the opinion of Alliant Partners as to the fairness, from a financial point of view, to our stockholders of the Plan of Dissolution of the Company. On July 15, 2002, the date of the execution of the Asset Purchase Agreement, Alliant Partners delivered to our management and board of directors its opinion that the Plan of Dissolution is fair to the stockholders from a financial point of view.


                                      iii.

                    QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

THE FOLLOWING QUESTIONS AND ANSWERS ARE FOR YOUR CONVENIENCE ONLY, AND BRIEFLY ADDRESS SOME COMMONLY ASKED QUESTIONS ABOUT THE PROPOSALS THAT ARE BEING SUBMITTED TO OUR STOCKHOLDERS AT THE SPECIAL MEETING. YOU SHOULD STILL CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY, INCLUDING THE ATTACHED APPENDIX A, APPENDIX B AND APPENDIX C.

Q:     WHAT WILL BE VOTED ON AT THE SPECIAL MEETING?

       A:   At the Special Meeting you will be voting on two proposals:

           Proposal 1:   To approve the sale of substantially all of our
                         non-cash assets to Altiris, pursuant to the Asset
                         Purchase Agreement attached as Appendix A.

           Proposal 2:   To approve the dissolution of the Company and adopt
                         the Plan of Dissolution substantially in the form attached as Appendix B.

         You will also be asked to vote on any other business as may properly come before the meeting or any adjournment or postponement. Presently, we do not anticipate that any other business will be brought before the meeting.

Q:     WHAT IS THE ASSET SALE?

       A: We have entered into a definitive agreement to sell substantially all of our non-cash assets to Altiris. Pursuant to the agreement, Altiris will acquire all of our intellectual property, for which they currently have an exclusive (except as to us), royalty free, worldwide, assignable and perpetual license. In addition, pursuant to the agreement, we will sell our interest in Previo Estonia to Altiris, which interest represents all of the issued and outstanding capital stock of Previo Estonia. Previo Estonia is our wholly owned subsidiary which was established and is operated under the laws of the Republic of Estonia. Pursuant to the agreement, Previo Estonia will become a wholly owned subsidiary of Altiris.

Q:     WHAT DOES THE PLAN OF DISSOLUTION ENTAIL?

       A: The Plan of Dissolution provides for the voluntary liquidation, winding up and dissolution of Previo. If the Plan is approved and implemented, we will liquidate our remaining assets, satisfy or make reasonable provisions for our remaining obligations and make distributions to the stockholders of available liquidation proceeds. However, if our board of directors determines that liquidation and dissolution are not in the best interests of the Company or its stockholders, the board of directors may direct that the Plan be abandoned, either before or after stockholder approval.

Q. WHAT ALTERNATIVES TO THE ASSET SALE AND THE PLAN OF DISSOLUTION DID WE CONSIDER?

       A. In the face of disappointing sales of our existing software products, our board of directors and management considered a number of alternatives to liquidation. Initially the board of directors and management took steps to minimize our operating costs, including a restructuring in August 2001 which included reductions in our staff and number of offices, and a restructuring in December 2001, which included further reductions in our staff and amount of office space.

       Over the last several months, our board of directors and management actively investigated various strategic opportunities and engaged in discussions regarding potential merger and asset sale transactions with various parties. After reviewing our business prospects and evaluating other alternatives, the board of directors has determined that the Asset Sale and voluntary liquidation and dissolution are the best alternatives for maximizing stockholder value.

                                      iv.

Q:     WHAT WILL HAPPEN IF THE PLAN OF DISSOLUTION IS NOT APPROVED?

       A: The liquidation and dissolution of the Company will not occur and our board of directors will continue to explore other alternatives available for our future. In addition, there will be no cash distributions to our stockholders as contemplated by the Plan of Dissolution.

Q:     WHEN WILL THE STOCKHOLDERS RECEIVE ANY PAYMENT FROM THE LIQUIDATION?

       A: In the event the Plan of Dissolution is approved, we currently anticipate that the Company will petition the Delaware Court of Chancery in connection with the dissolution seeking an early initial distribution of approximately $2.09 per outstanding share of our common stock as soon as practicable. However, the timing and amount of the distribution is within the discretion of the Delaware Court of Chancery and cannot be predicted with certainty. In addition, we cannot assure you that the Delaware Court of Chancery will allow any distribution. We currently anticipate that this initial distribution will be made to stockholders approximately 200 days after the filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware. However, if there are no claims other than those that we anticipate, the initial distribution may be sooner and if there are claims that we do not anticipate, the initial distribution may be later.

       Following the procedures set forth in Sections 280 and 281(a) of the DGCL, we expect the distribution of the remaining amounts, if any, will be made to stockholders between 270 days and one year following the filing of the Plan of Dissolution with the Delaware Secretary of State. However, the actual time of distribution may be up to three years following the filing date, or such longer period of continued existence as directed by the Delaware Court of Chancery.

Q:     WHAT AMOUNT WILL STOCKHOLDERS RECEIVE FROM OUR DISSOLUTION?

       A: Due to the uncertainties as to the precise net realizable value of our assets and the ultimate settlement amount of our liabilities, it is impossible to predict with certainty the aggregate net values which will ultimately be distributed to our stockholders should the Plan of Dissolution be implemented by the board of directors. However, we currently estimate that between $2.38 and $2.64 per outstanding share of our common stock will be available for distribution to our stockholders, after payment of all liabilities and expenses associated with the Plan of Dissolution and otherwise. The actual amount available for distribution, if any, could be substantially less, depending on a number of factors including (i) our inability to consummate the Asset Sale, (ii) unknown liabilities or claims, and (iii) unexpected or greater than expected expenses.

Q:     WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN OF DISSOLUTION
       TO ME?

       A: If the Plan of Dissolution is approved and implemented, a stockholder will realize, for federal income tax purposes, gain or loss equal to the difference between (i) the sum of the cash plus the value of any property distributed to such stockholder directly or to the liquidating trust on the stockholder's behalf; and (ii) such stockholder's adjusted tax basis in his shares of our common stock. WE URGE EACH STOCKHOLDER TO CONSULT WITH HIS OR HER OWN TAX ADVISORS REGARDING TAX CONSEQUENCES OF THE PLAN OF DISSOLUTION.

Q:     DO I HAVE APPRAISAL RIGHTS?

       A: No. Under Delaware law, appraisal rights are not available in connection with the Asset Sale or the Plan of Dissolution.

Q:     WHAT DO OUR STOCKHOLDERS NEED TO DO NOW?

       A: After carefully reading and considering the information contained in this proxy statement, including the Asset Purchase Agreement attached as Appendix A, the Plan of Dissolution attached as Appendix B and the fairness opinion attached as Appendix C, each Previo stockholder should complete and sign his or her proxy and return it in the enclosed return envelope as soon as possible so that his or her shares may be represented at the Special Meeting. A majority of shares entitled to vote must be represented at the meeting, either in person or by proxy, to enable us to conduct business at the Special Meeting.


                                       v.

Q: CAN I SELL MY SHARES OF COMMON STOCK OF PREVIO ONCE THE DISSOLUTION PROPOSAL IS APPROVED BY THE STOCKHOLDERS?

       A: No. If the Dissolution Proposal is approved by the stockholders, we intend to close our transfer books and delist our stock from the Nasdaq National Market on the date on which the Company files a Certificate of Dissolution with the Secretary of State of the State of Delaware under Delaware law. Following this date, we will not record any further transfers of our common stock or issue any shares of our common stock upon the exercise of outstanding options or warrants.

Q:     WHO CAN HELP ANSWER QUESTIONS?

       A: If you have any additional questions about any of the proposals or if you need additional copies of this proxy statement or any public filings referred to in this proxy statement, you should contact our Corporate Secretary at (858) 793-2800. Our public filings can also be accessed at the Securities and Exchange Commissions (the "SEC") web site at www.sec.gov.




                                      vi.

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS

                                 August 20, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the board of directors of Previo, Inc. ("PREVIO," the "COMPANY," "WE," "US" or "OUR"), for use at the Special Meeting of Stockholders to be held on September 17, 2002 at 10:00 a.m. local time (the "SPECIAL MEETING"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at our offices at 12636 High Bluff Drive, Suite 400, San Diego, California 92130-2093. We intend to mail this proxy statement and accompanying proxy card on or about August 20, 2002 to all stockholders ("STOCKHOLDERS" or "YOU") entitled to vote at the Special Meeting.

PURPOSES OF THE SPECIAL MEETING

         The purposes of the Special Meeting are to (i) consider and vote upon a proposal to approve the sale of substantially all of the Company's non-cash assets (the "ASSET SALE PROPOSAL") to Altiris, Inc. ("ALTIRIS") pursuant to an Asset Purchase Agreement in the form attached as Appendix A to this proxy statement, (ii) consider and vote upon a proposal to approve the dissolution of the Company and adopt the Plan of Dissolution of the Company (the "DISSOLUTION PROPOSAL") substantially in the form attached as Appendix B to this proxy statement and (iii) transact any other business that properly comes before the Special Meeting.

RECORD DATE AND OUTSTANDING SHARES

         Only holders of record of our common stock at the close of business on July 30, 2002 will be entitled to notice of and to vote at the Special Meeting. As of the close of business on July 30, 2002 we had outstanding and entitled to vote 6,890,559 shares of our common stock.

VOTING AND SOLICITATION

         Each holder of record of our common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock shall constitute a quorum at the Special Meeting. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve each of the Asset Sale Proposal and the Dissolution Proposal. Abstentions and broker non-votes will have the same effect as negative votes with respect to each proposal.

         Adjournments may be made for the purpose of, among other things, soliciting additional proxies in favor of any or all of the Company's proposals. An adjournment may be made from time to time by the holders of shares of the Company's common stock representing a majority of the votes present in person or by proxy at the meeting without further notice other than by an announcement made at the meeting. No proxies voted against approval of any of the proposals will be voted in favor of adjournment of the meeting for the purpose of soliciting additional proxies.

         Shares of our common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the approval and adoption of the Asset Sale Proposal, and (ii) FOR the approval and adoption of the Dissolution Proposal. No business other than that set forth in the accompanying Notice of Special Meeting is expected to come before the Special Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote the shares they represent as the board of directors may recommend.

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented through the use of Georgeson Shareholder, a proxy solicitation firm. It may also be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers, or other regular employees for such services, but Georgeson Shareholder, if utilized, will be paid its customary fee, estimated to be about $10,000.

ASSET SALE PROPOSAL AND DISSOLUTION PROPOSAL ARE INDEPENDENT PROPOSALS

         The Asset Sale Proposal and the Dissolution Proposal are independent proposals. That is, a vote for or against one proposal does not count as a vote for or against the other proposal.

         HOWEVER, THE BOARD OF DIRECTORS BELIEVES THAT THE TWO PROPOSALS ARE INTEGRAL PARTS OF AN OVERALL PLAN, AND THAT THE TWO PROPOSALS REPRESENT THE BEST ALTERNATIVES, FOR MAXIMIZING STOCKHOLDER VALUE.

         In the event the Asset Sale Proposal is not approved by our stockholders, but the Dissolution Proposal is approved, then our board of directors, in accordance with its fiduciary obligations to our stockholders, may take other steps it deems advisable and in the best interests of our stockholders to dispose of the Company's assets in a manner designed to maximize stockholder value. If the Asset Sale Proposal is approved, but the Dissolution Proposal is not approved, then there will be no liquidation or dissolution of the Company and we will not distribute any cash or other assets to our stockholders in accordance with the Plan of Dissolution.

QUORUM

         A quorum of stockholders is necessary to hold a valid meeting. A quorum is present if at least a majority of the outstanding shares are represented at the meeting in person or by proxy. Abstentions and broker non-votes are counted for purposes of establishing a quorum.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by (i) filing with the Secretary of the Company at our principal executive office, 12636 High Bluff Drive, Suite 400, San Diego, California 92130-2093, at any time prior to the Special Meeting, a written notice of revocation, (ii) executing and delivering to the Secretary of the Company a proxy bearing a later date at any time prior to the Special Meeting, or (iii) attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

         If our stockholders do not approve the Dissolution Proposal and the Company is not dissolved in accordance with the Dissolution Proposal, the deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for the Company's 2003 Annual Meeting of Stockholders pursuant to the Company's Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), is September 27, 2002. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is also September 27, 2002. Stockholders are also advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                     FORWARD-LOOKING STATEMENTS--SAFE HARBOR

         We make certain "forward-looking" statements in this proxy statement, in the letter to stockholders and in the documents incorporated by reference into this proxy statement within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Such forward-looking statements include, among others, the statements regarding the proposed consummation of the Asset Sale, the potential value of our assets, the amount and nature of the liabilities that may be asserted against us and the timing and amount of any distributions to stockholders pursuant to the Dissolution Proposal. Without limiting the foregoing, words such as "anticipates," "believes," "expects," "intends," "plans" and similar expressions are intended to identify "forward-looking" statements.

         All of these "forward-looking" statements are inherently uncertain, and stockholders must recognize that actual events could cause actual results to differ materially from management's expectations. Key risk factors that could, in particular, have an adverse impact on our ability to effect the Asset Sale or the Plan of Dissolution and on the amount of any distributions that may be made to stockholders pursuant to the Plan of Dissolution are set forth below in this proxy statement under "Risk Factors" as well as in the reports we have previously filed with the SEC.

                                  RISK FACTORS

THERE ARE MANY FACTORS THAT STOCKHOLDERS SHOULD CONSIDER WHEN DECIDING WHETHER TO VOTE TO APPROVE THE ASSET SALE AND THE PLAN OF DISSOLUTION. SUCH FACTORS INCLUDE THE RISK FACTORS RELATED TO THE ASSET SALE PROPOSAL, THE DISSOLUTION PROPOSAL AND OUR BUSINESS PROSPECTS, AS WELL AS ADDITIONAL DATA SET FORTH IN OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001, OUR QUARTERLY REPORTS ON FORMS 10-Q FOR THE QUARTERS ENDED DECEMBER 31, 2001, MARCH 31, 2002 AND JUNE 30, 2002 AND OTHER FACTORS SET FORTH BELOW.

RISKS RELATED TO THE ASSET SALE

WE CANNOT BE SURE IF OR WHEN THE ASSET SALE TRANSACTION WILL BE COMPLETED.

         The consummation of the Asset Sale is subject to the satisfaction of various conditions, including the requirement that we obtain stockholder approval of the Asset Sale Proposal.

         In addition, Altiris may terminate the Asset Purchase Agreement if, among other things:

       o      stockholder approval has not been obtained by November 15, 2002;

       o our board of directors withdraws or modifies its recommendation in favor of the Asset Sale in a manner adverse to Altiris; or

       o we materially breach our representations and warranties, covenants, or agreements contained in the Asset Purchase Agreement.

         We cannot guarantee that we will be able to meet the closing conditions set forth in the Asset Purchase Agreement. If we are unable to meet the closing conditions, Altiris will not be obligated to purchase our assets.

         If the Asset Sale is not approved by our stockholders or does not close, our board of directors, in discharging its fiduciary obligations to our stockholders, will be compelled to evaluate other alternatives which may be less favorable to our stockholders than the Asset Sale.

IF THE COMPANY'S CURRENT LICENSE AGREEMENT WITH ALTIRIS IS TERMINATED BY ALTIRIS, WE WILL NEED TO GIVE ALTIRIS A FULL REFUND OF THE FEE PAID TO US FOR THE LICENSE.

         In contemplation of the Asset Sale, in June 2002 we entered into a license agreement with Altiris, pursuant to which we received $500,000 from Altiris in July 2002 in exchange for granting Altiris an exclusive (but not as to us), perpetual license to all of our intellectual property. If the Asset Sale is consummated Altiris will then own all of our intellectual property and we will retain no rights to such intellectual property. However, Altiris has the right to terminate the license agreement if they terminate the Asset Purchase Agreement for breach of any representation, warranty, covenant or agreement contained in the Asset Purchase Agreement or if the Asset Sale is not consummated by November 15, 2002.

         In the event Altiris terminates the license agreement it is entitled to receive a full refund of the $500,000 license fee we received from Altiris. If the license agreement is terminated, we will need to evaluate other options for the disposition of our intellectual property which may be less favorable to our stockholders.

RISKS RELATED TO THE PLAN OF DISSOLUTION

WE WILL NOT KNOW THE EXACT AMOUNT OR TIMING OF LIQUIDATION DISTRIBUTIONS AT THE TIME OF THE SPECIAL MEETING.

         The methods used by management in estimating the values of our assets and liabilities are inexact and may not approximate values actually realized or the actual costs incurred. The board of directors' assessment assumes that the estimates of our assets, liabilities and operating costs are accurate, but those estimates are subject to numerous uncertainties beyond our control and also do not reflect any contingent liabilities that may materialize. For all these reasons, the actual net proceeds distributed to stockholders in liquidation may be significantly less than the estimated amounts. Moreover, any amounts to be received by our stockholders in liquidation may be less than the price or prices at which the common stock has recently traded or may trade in the future.

         We currently estimate that between $2.38 and $2.64 per outstanding share of our common stock will be available for distribution to our stockholders, after payment of all liabilities and expenses associated with the Plan of Dissolution and otherwise. The actual amount available for distribution, if any, could be substantially less, depending on a number of factors including
(i) our inability to close the Asset Sale, (ii) unknown liabilities or claims, and (iii) unexpected or greater than expected expenses.

         In the event the Plan of Dissolution is approved, we currently anticipate that the Company will petition the Delaware Court of Chancery in connection with the dissolution seeking an early initial distribution of approximately $2.09 per outstanding share of our common stock as soon as practicable. However, the timing and amount of the distributions are within the discretion of the Delaware Court of Chancery and cannot be predicted with certainty. In addition, we cannot assure you that the Delaware Court of Chancery will allow any such distribution. We currently anticipate that this initial distribution will be made to stockholders approximately 200 days after the filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware. However, if there are no claims other than those that we anticipate, the initial distribution may be sooner and if there are claims that we do not anticipate, the initial distribution may be later.

         Following the procedures set forth in Sections 280 and 281(a) of the DGCL, we expect a distribution of the remaining amount will be made to stockholders between 270 days and one year following the filing of the Plan of Dissolution with the Delaware Secretary of State. However, the actual time of distribution may be up to three years following the filing date, or such longer period of time as directed by the Delaware Court of Chancery.

STOCKHOLDERS MAY BE LIABLE TO OUR CREDITORS FOR THE AMOUNT RECEIVED FROM US IF OUR RESERVES ARE INADEQUATE.

         If the Plan of Dissolution is approved by the stockholders, a Certificate of Dissolution will be filed with the State of Delaware dissolving the Company. Pursuant to the Delaware General Corporation Law (the "DGCL"), the Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits against it and enabling us gradually to dispose of our assets, to discharge our liabilities and to distribute to our stockholders any remaining assets.

         Under the DGCL, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities during this three-year period, each stockholder could be held liable for payment to our creditors of such stockholder's pro rata share of amounts owed to creditors in excess of the contingency reserve. The liability of any stockholder would be limited to the amounts previously received by such stockholder from us (and from any liquidating trust or trusts). Accordingly, in such event, a stockholder could be required to return all distributions previously made to such stockholder and a stockholder could receive nothing from us under the Plan of Dissolution. Moreover, in the event a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder's repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. The contingency reserve established by us may not be adequate to cover any expenses and liabilities.

YOU WILL NOT BE ABLE TO BUY OR SELL SHARES OF OUR COMMON STOCK AFTER THE FINAL RECORD DATE.

         If the Dissolution Proposal is approved by our stockholders, we intend to close our transfer books and delist our stock from the Nasdaq National Market on the date on which the Company files a Certificate of Dissolution with the Secretary of State of the State of Delaware under Delaware law (the "FINAL RECORD DATE"). After the Final Record Date, we will not record any further transfers of our common stock except pursuant to the provisions of a deceased stockholder's will, intestate succession or operation of law and we will not issue any new stock certificates other than replacement certificates. In addition, after the Final Record Date, we will not issue any shares of our common stock upon exercise of outstanding options or warrants. It is anticipated that no further trading of our common stock will occur after the Final Record Date, and it is possible that trading on the Nasdaq National Market will effectively terminate before then if we are unable to meet Nasdaq's requirements for continued listing.

         We believe that our ability to meet the following criteria will determine if our shares will continue to trade on the Nasdaq National Market prior to the Final Record Date:

       o Our stockholders' equity must equal or exceed $10 million or our net tangible assets must equal or exceed $4 million; and

       o The minimum daily per share bid price for our stock must equal or exceed $1.

         With respect to the net tangible asset requirement, as of June 30, 2002 we had $17.1 million in net tangible assets and with respect to the stockholder equity requirement, as of June 30, 2002, we had $17.3 million in stockholder equity.

         With respect to the minimum bid price requirement, as of July 30, 2002, the closing sale price for our shares was $1.95. If we fail to meet Nasdaq's minimum bid price criterion for 30 consecutive business days, Nasdaq will notify us that we are not meeting the requirement. We will then be given a 90 day grace period during which our shares must exceed the minimum bid price for at least ten consecutive trading days for us to avoid being delisted at the end of the grace period.

         Each of the above listing criteria has been the subject of recent Nasdaq rulemaking action. However, we do not currently expect the recent Nasdaq rule changes to affect the length of time that our shares will remain listed. In May 2001, Nasdaq changed the $4 million minimum net tangible asset requirement to a $10 million minimum stockholders' equity requirement. However, companies such as Previo that were listed on Nasdaq as of June 29, 2001 may qualify for continued listing under either criteria until the previous net tangible asset requirement expires on November 1, 2002.

         Regardless of whether Nasdaq delists our shares prior to the Final Record Date, we will close our stock transfer books and delist our shares from Nasdaq at the close of business on the Final Record Date. In no event will any shares of our stock be freely transferable on or after the Final Record Date. In addition, in no event will any shares of our stock be issued upon exercise of outstanding options or warrants after the Final Record Date. All liquidating distributions from the liquidating trust or the Company on or after the Final Record Date will be made to the stockholders pro rata according to their holdings of common stock as of the Final Record Date.

RISKS RELATED TO OUR BUSINESS

IF WE ARE NOT ABLE TO PROTECT OUR PROPRIETARY TECHNOLOGY, WE MAY BE FORCED TO SELL OUR NON-CASH ASSETS AT A LOWER VALUE THAN WE WOULD OTHERWISE.

         The status of patents covering technology is highly uncertain, involving complex legal and factual questions. There is no assurance that patents issued to us and licensed to Altiris will not be infringed upon or designed around by others or that others will not obtain patents that we would need to license or design around or that our competitors will not independently develop non-infringing technologies or products that are equivalent or superior in function or performance. If patents held by competitors or others are upheld by the courts and found to be infringed upon by our products, the holders of such patents might be in a position to require us to discontinue licensing these patents to Altiris or obtain a license from a third party and to pay up to three times damages to the holders of the infringed patents. There is no assurance that any licenses that might be required for our products would be available on reasonable terms, if at all. If we do not possess the intellectual property rights that we believe that we possess, the value of our assets could be substantially diminished and our license agreement with Altiris could be terminated.

WE ARE NOT ACTIVELY MARKETING OR SELLING OUR PRODUCTS.

         Because we are currently licensing all of our intellectual property to Altiris, we are not currently marketing or selling our products. Pursuant to a services agreement, we will receive a monthly service fee from Altiris for services we are providing to them through Previo Estonia. However, we do not expect any additional revenues with the exception of revenues associated with recognition of amounts deferred in prior quarters associated with software support and maintenance obligations.

RISKS RELATED TO THE INVESTMENT COMPANY ACT OF 1940.

         If we invest our cash and/or cash equivalents in investment securities, we may be subject to regulation under the Investment Company Act of 1940 (the "1940 Act"). If we are deemed to be an investment company under the 1940 Act because of our investment securities holdings, we must register as an investment company under the 1940 Act. As a registered investment company, we would be subject to the further regulatory oversight of the Division of Investment Management of the Commission, and our activities would be subject to substantial regulation under the 1940 Act. In addition, no more than 60% of our board of directors could be "interested persons" of the Company, within the meaning of the 1940 Act. We would seek to hire an investment advisor registered under the Investment Advisors Act of 1940 to manage our assets, and such investment advisor would be entitled to management fees. We would also require the services of a custodian to maintain our securities, which custodian would be entitled to custodial fees. In addition to registering with the Commission, we would need to file annual and semi-annual reports with the Commission, and distribute these reports to our stockholders.

         Although we do not intend to become an investment company and we intend to limit the investments of our assets to government securities and other investments that do not subject us to regulation under the 1940 Act, if we were deemed to have invested in investment securities and did not register under the 1940 Act, we would be in violation of the 1940 Act and we would be prohibited from engaging in business or selling our securities and could be subject to civil and criminal actions for doing so. In addition, our contracts would be voidable and a court could appoint a receiver to take control of us and liquidate us. Therefore, our classification as an investment company could materially adversely affect our business, results of operations and financial condition.

                  BACKGROUND AND REASONS FOR THE ASSET SALE AND
                             THE PLAN OF DISSOLUTION

HISTORICAL PRODUCTS OF THE COMPANY

         The Company was originally incorporated in 1983. Throughout the history of the Company it sold a variety of products. From 1998 until April 2000 the Company was known as Stac Software, Inc. During this period, our business was focused on storage systems recovery software with our Replica Tape and Replica Network Data Manager ("REPLICA NDM") product lines. Replica Tape and Replica NDM were distributed business systems recovery software products, which enabled personal computer server, desktop and notebook replication and disaster recovery. At that time, we also developed and marketed Reachout Enterprise remote communications software, a remote access software suite which allowed administrators and end users to access a personal computer using another personal computer through a network, the Internet, ISDN lines or modems.

         In April 2000, we changed our name to Previo, Inc. concurrent with a change in our focus away from storage and remote access systems, to enter into the emerging eSupport market space. In connection with the change of business focus, we discontinued the sale of our Reachout Enterprise and Replica Tape products, and consummated agreements with third parties for the sale or license of technology and other attributes associated with these products and in exchange received minimal payments from certain third parties. Certain technologies from Reachout Enterprise and Replica NDM were incorporated into our product eSupport Essentials, which was otherwise largely an evolution of Replica NDM. No future revenues are expected in relation to either product.

CURRENT BUSINESS OF THE COMPANY

         In anticipation of the proposed Asset Sale and Plan of Dissolution, we licensed all of our intellectual property rights to Altiris and we are not currently selling any of our products.

         Our business was focused on the development and marketing of software products that support business continuity. Our products were designed to provide personal computer and server recovery from virus or hacker attacks, software failures or glitches, thefts, losses and broken equipment. We began shipping our first product directed at the eSupport market space, eSupport Essentials, in May 2000. eSupport Essentials enables information technology personnel and even non-technical personal computer users to quickly recover lost files and restore faulty systems. During the third quarter of fiscal 2001, we announced FastforwarDNA, powered by Miramar System Inc.'s Desktop DNA. FastforwarDNA is designed to help organizations significantly lower migration costs and speed migration projects by automating and simplifying the PC migration process, from preparation to execution to post-migration support.

         During the fourth quarter of fiscal 2001, we announced the availability of the Previo Support Appliance. The Support Appliance is a plug-and-play device that delivers our software solutions preinstalled on a network appliance.

         However, sales did not increase as quickly as management and the board of directors had projected. Sales of eSupport Essentials for the quarter ended March 31, 2002 were only $0.5 million, $1.5 million less than our operating expenses for the same quarter. We did not expect significant increases in revenues for the foreseeable future.

CURRENT BUSINESS OF ALTIRIS

         Altiris develops, markets and supports Web-enabled software products that address businesses' needs to manage software and hardware in complex information technology environments. Its products are used by businesses in a wide variety of industries and computing environments.

BACKGROUND AND REASONS FOR THE PROPOSED ASSET SALE AND DISSOLUTION

eSUPPORT MARKET SPACE

         Despite our initial optimism regarding the growth of the eSupport market, after entering this market we faced tightening economic conditions, both generally and within the software sector itself, which resulted in decreased demand for our eSupport products and increased competition in the eSupport market space.

         Our revenues, following our shift of focus to the eSupport market, for the quarter ended December 31, 2001 totalled $1.0 million, for a net loss of $2.2 million. Our revenues for year ended September 30, 2001 were $6.3 million for a net loss of $8.3 million.

RESTRUCTURING MEASURES

         In response to lower than anticipated sales, in August 2001, we implemented a restructuring of our business. This restructuring included closing our United Kingdom facility and reducing staff in our offices in Estonia and San Diego. Restructuring charges associated with these reductions were $0.9 million (originally recorded as $1.0 million, $0.1 million was later reversed) and were recorded during the quarter ended September 30, 2001. The intention of the restructuring was to allow us to decrease our expenses and to use our resources to focus on customer opportunities in North America.

         During the quarter ended December 31, 2001, we executed a restructuring plan designed to further reduce costs and recorded a charge of approximately $0.5 million. The charge was composed of severance and benefits paid to terminated employees ($0.2 million) and costs related to modifying our office leases ($0.3 million). We paid the majority of the severance and benefits during the quarter ended December 31, 2001, however finalization of the lease modifications have not yet been completed. Approximately 27% of our work force was affected by the restructuring.

         After the disappointing results of the quarter ended March 31, 2002, we implemented another restructuring, entirely eliminating our sales and marketing personnel. As the quarter progressed, we continued reducing our staff size, with further cuts in technical support, product development and general and administrative. For the quarter ended June 30, 2002, restructuring charges, composed primarily of severance and benefit payments and accruals and lease termination costs, were approximately $1.6 million. In the quarter ended June 2002, we reduced our workforce from 63 to 41 employees with the majority of the remaining employees located in our Estonia facility, which is to be sold along with the company's technology and assets as outlined below in Proposal 1. As of June 24, 2002, all of the employees in our Previo Estonia office have been performing services for Altiris pursuant to the terms of a services agreement. We only have four full time employees performing services for Previo that are not covered by the services agreement.

CONSIDERATION OF VARIOUS STRATEGIC OPPORTUNITIES

         Over the past several months, our board of directors and management investigated various strategic alternatives and engaged in inquiries regarding possible merger and asset sale transactions with potential business partners. Throughout the period from late March through June 2002, Alliant Partners, a financial advisory firm, engaged in discussions on our behalf with approximately fifteen companies regarding various strategic transactions, including mergers, acquisitions or strategic licensing arrangements. Our management reviewed all credible potential transactions with the board of directors at its periodic meetings between March and June 2002 and concluded that none of these potential transactions was in the best interest of our stockholders. After full consideration of the terms upon which each of these potential transactions could be completed, our management determined that liquidating and returning cash to our stockholders would result in the maximum value to our stockholders. There were many reasons our board of directors concluded not to pursue any of these potential transactions, different for each candidate company, including lack of proven technologies, uncertain market opportunities, lack of capital, lack of liquidity and inadequate or significantly risky business plans.

         On March 7, 2002, at a board of directors meeting, the board of directors discussed several alternatives for the Company and directed management to investigate various options including: (i) continuing to seek to identify third parties who may be interested in acquiring the Company and/or its non-cash assets; (ii) engaging the services of a financial advisor to assist in identifying third parties; (iii) liquidation of the Company and distribution of the Company's assets to the stockholders; and (iv) other strategic alternatives.

         Revenues for the quarter ended March 31, 2002 of $0.6 million were $1.3 million below revenues reported for the comparable quarter of 2001. Specifically, revenue from our core product, eSupport Essentials, decreased from $0.9 million in the quarter ended March 31, 2001, to $0.5 million in the quarter ended March 31, 2002. In addition, it appeared that the revenue for the quarter ended June 30, 2002 would not improve from prior periods and operating losses would continue to grow. In view of the accelerating decline in our business prospects, the board of directors determined that our business operations would result in continuing losses and a potential decrease in stockholder value. The board of directors directed management to continue to review the available strategic alternatives.

         On April 19, 2002, we announced that we were in discussions with several companies about the sale of our core product line (eSupport Essentials) and related assets. We determined that we had reached a crossroads where exploiting our products' business opportunity required either making a significant investment in channel development or seeking a strategic partner. Due to the cost and risk of embarking on a major channel development effort, we indicated our board of directors had decided to engage with potential partners that have already established substantial distribution channels. We also indicated that we were in discussions with potential merger partners to maximize the value of our assets remaining after the sale of the core product line. We indicated that we had engaged Alliant Partners, to advise us in connection with a possible merger transaction. We also disclosed that if no attractive merger partner could be found, we would most likely liquidate and return the Company's capital to our stockholders.

         During May 2002, we received a non-binding letter of intent from Altiris for the purchase of all of our non-cash assets. During May, June and the first half of July 2002, we engaged in negotiations with Altiris.

         In June 2002, our board of directors determined that the sale of substantially all of our non-cash assets accompanied by complete liquidation and dissolution of the Company was the alternative most likely to maximize stockholder value. This determination by our board of directors was made after considering the following factors: (i) our unsatisfactory revenue performance, particularly for the quarter ending March 31, 2002; (ii) sales forecasts for the foreseeable future would not improve and operating losses would continue; (iii) financial projections that indicated, despite significant cutbacks in our workforce, operating losses would continue; (iv) our inability to gain market acceptance for our new products to offset the declining revenue from legacy product lines; (v) prevailing negative economic conditions both generally and within the software sector which resulted in substantial reduction in the likely demand for and success of our current product lines; (vi) the inability of our board of directors and management to identify an acceptable buyer, strategic alliance partner or reverse merger candidate; and (vii) the significant risks associated with restructuring our business, including the risk that positive operating income could not be achieved in a period satisfactory to our stockholders. Our board of directors and management proceeded to consult with our independent auditors and outside counsel to negotiate an asset sale and to draft the Plan of Dissolution. Management advised the board of directors of its determination that the liquidation of Previo was the alternative most likely to maximize stockholder value and provided the Plan of Dissolution to the board of directors for its review.

         On July 2, 2002, our board of directors unanimously approved the Asset Sale and the Plan of Dissolution (contingent upon the execution of the Asset Purchase Agreement) for adoption by our stockholders.




                                   PROPOSAL 1

                       APPROVAL OF THE ASSET SALE PROPOSAL

GENERAL

         On June 24, 2002 in contemplation of the proposed Asset Sale, we entered into a license agreement with Altiris, pursuant to which we received $500,000 in July 2002 from Altiris in exchange for granting Altiris an exclusive (but not as to us), perpetual license to all of our intellectual property. If the Asset Sale is consummated Altiris will then own all of our intellectual property and we will retain no rights to such intellectual property. In addition, we entered into a services agreement with Altiris pursuant to which we agreed to provide development and customer support services to Altiris through our subsidiary, Previo Estonia.

         Subsequent to entering into the license agreement and the services agreement, our board of directors unanimously approved the Asset Sale pursuant to the Asset Purchase Agreement, a copy of which is attached as Appendix A to this proxy statement. Pursuant to the Asset Purchase Agreement, we will sell to Altiris substantially all of our non-cash assets, including but not limited to all of our intellectual property and our interest in Previo Estonia, which interest represents the sole issued and outstanding equity interest in Previo Estonia. Our board of directors recommends that the stockholders approve the Asset Purchase Agreement and the Asset Sale.

         Pursuant to the terms of the Asset Purchase Agreement, we will receive $500,000 in exchange for the transfer of our assets and the sale of our Previo Estonia stock, bringing the total value of the transaction to $1,000,000, when combined with the $500,000 that we received under the license agreement with Altiris. In addition, pursuant to the Asset Purchase Agreement we will receive a working capital reimbursement in the amount of $36,754 from Altiris.

THE ASSET SALE

         Subject to the approval of our stockholders and other customary conditions set forth in the Asset Purchase Agreement, we will sell to Altiris and Altiris will purchase, at the closing of the proposed Asset Sale (the "CLOSING DATE"), (a) substantially all of our non-cash assets, including all of our intellectual property, certain tangible property, certain rights under certain contracts, our customer and sales records and all user manuals relating to our products, and (b) our interest in Previo Estonia stock, which interest represents all of its issued and outstanding equity. In addition, Altiris will assume certain liabilities of Previo, including (i) our obligations to fulfill firm sales orders outstanding on the Closing Date (however there are no sales orders currently outstanding and we do not anticipate any to be outstanding on the Closing Date) and to provide support and maintenance under our existing contracts, (ii) our obligations under certain contracts assumed by Altiris,
(iii) liabilities related to Altiris' operations or ownership of the acquired products and acquired assets after the Closing Date and (iv) all liabilities of Previo Estonia outstanding as of the Closing Date.

THE LICENSE AND SERVICES AGREEMENTS

LICENSE AGREEMENT

         Pursuant to the terms of the license agreement with Altiris, we licensed all of our intellectual property to Altiris in exchange for cash in the amount of $500,000. The license is exclusive to Altiris (except as to us) and is worldwide and assignable by Altiris. In the event that the Asset Sale is approved by the stockholders and the transactions under the Asset Purchase Agreement are consummated, Altiris will own all our intellectual property and the license agreement will terminate.

         The license agreement may be terminated by Altiris if we breach the representations and warranties or covenants we made in the license agreement before September 30, 2002. We made representations and warranties as to the following matters:

       o      our organization, corporate power and authority;

       o      no conflicts;

       o      absence of litigation;

       o      compliance with laws;

       o      intellectual property;

       o      software;

       o      no viruses; and

       o      disclaimers.

We believe our representations and warranties are customary for a transaction of this type. The representations and warranties survive through September 30, 2002, and we agreed to indemnify Altiris for damages due to breaches of these representations and warranties through that date. If Altiris terminates the license agreement for our breach of the representations and warranties or covenants they are entitled to receive a full refund of the $500,000 license fee.

         In addition, if Altiris terminates the Asset Purchase Agreement for breach of any representation, warranty, covenant or agreement, they shall have the option to (i) terminate the license agreement and receive a full refund of the license fee, or (ii) pay an additional fee of $250,000 (in addition to the initial license fee) as full consideration to make the license received under the license agreement exclusive even as to us.

THE SERVICES AGREEMENT

         Pursuant to the terms of the services agreement dated June 24, 2002, between the Company and Altiris, we agreed to provide development and customer support services to Altiris through our subsidiary Previo Estonia in exchange for a monthly service fee. Pursuant to the services agreement, Altiris will reimburse us for the cost of providing such services.

         The services agreement may be terminated (i) by either party for any or no reason by giving 90 days prior written notice to the other party, (ii) by either party for breach of the party's obligations under the agreement by giving written notice and 90 days (30 days in the case of a breach of any payment obligation) to cure such breach, and (iii) by us upon 14 days notice to Altiris of the approval of the Plan of Dissolution by our stockholders.

         In the event Altiris terminates the services agreement for any reason, or we terminate the agreement for breach of any payment obligation, or upon approval of the Plan of Dissolution, Altiris is obligated to pay us a termination fee in an amount equal to (i) any severance obligations owed to any terminated employee and payroll taxes for each terminated employee, and (ii) any services fees owed for services we performed for Altiris under the services agreement prior to such termination.

THE ASSET PURCHASE AGREEMENT

         The following contains a summary of the material provisions of the Asset Purchase Agreement. The summary description does not purport to be complete and is qualified in its entirety by the full text of the Asset Purchase Agreement. Stockholders are urged to read the Asset Purchase Agreement in its entirety.

THE PURCHASE PRICE

         Altiris will pay us $500,000 for the sale of the assets and our Previo Estonia stock and a working capital reimbursement in the amount of $36,754.

ASSUMED LIABILITIES

         In connection with the Asset Sale, Altiris will assume certain liabilities of Previo, including:

       o all our obligations to fulfill firm sales orders outstanding on the Closing Date (however there are no sales orders currently outstanding and we do not anticipate any to be outstanding on the Closing Date) and to provide support and maintenance under our existing support contracts;

       o      our obligations under transferred contracts;

       o liabilities related to Altiris' operations or ownership of the acquired products and acquired assets after the Closing Date; and

       o      all liabilities of Previo Estonia outstanding as of the Closing
              Date.

REPRESENTATIONS AND WARRANTIES OF PREVIO

         We have made representations and warranties as to the following matters:

       o      our organization, good standing, qualification and power;

       o      authority;

       o      non-contravention;

       o      the transferred contracts;

       o      consents;

       o      the support contracts;

       o      absence of undisclosed liabilities or changes;

       o      absence of restrictions on our business activities;

       o      title to assets;

       o      property rights and related matters;

       o      real property;

       o      customers and sales;

       o      intellectual property;

       o      absence of litigation;

       o      no broker or finder fees;

       o      tax matters;

       o      no outstanding power of attorney;

       o      no affiliates owning any of the acquired assets;

       o      compliance with laws;

       o      product warranties;

       o      delivery of materials;

       o      bulk transfer laws;

       o      excluded liabilities;

       o      acquired assets;

       o      the WARN Act;

       o      our filings with the SEC; and

       o      all of our representations and warranties are true and correct.

We believe our representations and warranties are customary for a transaction of this type.

         We have also made representations and warranties jointly with Previo Estonia as to the following matters with regard to Previo Estonia:

       o the organization, good standing, qualification, power and authority, and capitalization of Previo Estonia;

       o      no conflicts;

       o      consents;

       o      financial statements of Previo Estonia;

       o      absence of undisclosed liabilities or changes of Previo Estonia;

       o      tax matters;

       o      title to assets;

       o      property rights;

       o      contracts;

       o      intellectual property;

       o      insurance;

       o      employee matters;

       o      absence of litigation;

       o      compliance with laws;

       o      permits;

       o      environmental compliance;

       o      corporate records;

       o      bank accounts;

       o      no outstanding power of attorney;

       o      no warranties with respect to products or services;

       o      no foreign corrupt practices;

       o      delivery of complete copies of documents; and

       o all of the representations and warranties made by us and Previo Estonia are true and correct.

We believe the representations and warranties made by us and Previo Estonia are customary for a transaction of this type. Our representations and warranties do not survive the closing of the Asset Sale.

REPRESENTATIONS AND WARRANTIES OF ALTIRIS

         Altiris has made representations and warranties as to the following matters:

       o      organization;

       o      corporate authority;

       o      corporate action;

       o      no conflicts;

       o      consents;

       o      broker and finder fees; and

       o      financing of the purchase price.

We believe these representations and warranties are customary for a transaction of this type. The representations and warranties of Altiris do not survive the closing of the Asset Sale.

COVENANTS

         Under the Asset Purchase Agreement, we have agreed that from and after the date of execution of the Asset Purchase Agreement until the Closing Date, we will (subject to certain exceptions), among other things:

       o afford to Altiris full and complete access to our personnel, professional advisors, properties, transferred contracts, customer and sales records, furnish Altiris with copies of documents as it requests and furnish Altiris with such other financial, operating and other data as reasonably requested;

       o pay all debts and taxes when due, pay or perform other obligations related to the acquired assets, confer with Altiris concerning any matters relating to the acquired products and acquired assets of significant nature and use commercially reasonable efforts to maintain all of the acquired assets in the current condition;

       o conduct the business of Previo Estonia in the usual, regular and ordinary course in substantially the same manner as it is being conducted, pay debts and taxes of Previo Estonia when due, and pay or perform all other obligations of Previo Estonia when due;

       o use commercially reasonable, good faith efforts to preserve the current business organization of Previo Estonia, keep available the services of the current Previo Estonia employees and agents, maintain relations with suppliers, customers, landlords, creditors, employees, agents and others having a business relationship with Previo Estonia;

       o consult with Altiris regarding significant business or operational matters relating to Previo Estonia;

       o maintain all assets of Previo Estonia in their current condition, and maintain the books and records of Previo Estonia in a manner that is consistent with prior years;

       o report to Altiris periodically regarding the status and operation of Previo Estonia's business;

       o enter into certain contracts or amend the provisions of certain contracts, or make any sales of the acquired products;

       o not engage in a competitive business activity anywhere in which Altiris is currently engaged in business with respect to the acquired products;

       o not solicit, encourage, initiate or participate in any negotiations or discussion with respect to any offer or proposal with respect to a sale of the acquired assets or the acquisition of Previo;

       o      obtain required consents; and

       o take all actions to convene a special meeting of stockholders to approve the Asset Sale.

CONDITIONS TO CLOSING THE PROPOSED ASSET SALE

         Pursuant to the Asset Purchase Agreement, before the parties can consummate the Asset Sale, certain conditions must be satisfied on or prior to the Closing Date, including that there are no legal prohibitions, including an injunction, on the transactions contemplated by the Asset Purchase Agreement, stockholder approval of the Asset Sale Proposal has been obtained and the representations and warranties of the Company and Previo Estonia must be true and correct, except for any inaccuracies which would not reasonably be expected to have a material adverse effect on the ability of Altiris to use the technology licensed to them under the license agreement. In addition, before Altiris is obligated to consummate the proposed Asset Sale, all liens on the acquired assets shall have been removed and the board of directors and management of Previo Estonia must resign.

TERMINATION

         The Asset Purchase Agreement may be terminated at any time prior to the Closing Date by:

       o      mutual consent of Previo and Altiris;

       o by either party if the Closing Date has not occurred prior to November 15, 2002;

       o by either party if (i) there is a final non-appealable order of a federal or state court in effect preventing the closing or (ii) it is prevented by law;

       o by either party if (i) this Special Meeting has not been held and completed prior to November 15, 2002 and (ii) stockholder approval of the Asset Sale has not been obtained;

       o by Altiris (prior to stockholder approval of the Asset Sale) if our board of directors has withdrawn or modified in a manner adverse to Altiris the board of directors recommendation or if our board of directors fails to reconfirm such affirmative recommendation for the Asset Sale;

       o by Altiris for our material breach any representation, warranty, covenant or agreement, if such breach has not been cured within ten calendar days after written notice from Altiris; and

       o by us for Altiris' material breached any representation, warranty, covenant or agreement, if such breach has not been cured within ten calendar days after written notice from us.

UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2002 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended June 30, 2002 and the fiscal year ended September 30, 2001 are based on the historical financial statements of the Company adjusted to give effect to the Asset Sale, which includes the sale of the Company's core technology, related non-cash assets and the common stock of the Company's wholly owned subsidiary, Previo Estonia OU to Altiris, assuming total proceeds of $1.0 million. The Unaudited Pro Forma Condensed Consolidated Financial Information is presented to give effect to the Asset Sale as it can be adopted separately from the proposal to approve the dissolution of the Company. The Unaudited Pro Forma Condensed Consolidated Balance Sheet has been prepared assuming the Asset Sale occurred as of June 30, 2002 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared assuming the Asset Sale occurred as of October 1, 2000.

         The Unaudited Pro Forma Condensed Consolidated Financial Information is presented to provide an illustration of the Company's operations after the Asset Sale, which would no longer consist of efforts to develop, sell or market products relating to the Company's core technology, as the Company will not own the rights to the core technology after the Asset Sale. As such, the Company's operations on a pro forma basis consist of general and administrative activities required to conduct the daily operations of the remaining business. The Unaudited Pro Forma Condensed Consolidated Financial Information is not intended to present the financial information on a liquidation basis.

         The Unaudited Pro Forma Condensed Consolidated Financial Information does not purport to present what the Company's results of operations or financial position would have been had the disposition occurred as of the beginning of the respective periods or June 30, 2002, as the case may be, or to project the Company's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto. The Unaudited Pro Forma Condensed Consolidated Financial Information should be read in conjunction with the Company's Consolidated Financial Statements and the notes thereto included in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2001 and the Company's quarterly reports on Form 10-Q for the periods ended December 31, 2001, March 31, 2002 and June 30, 2002.


                                     PREVIO, INC.
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                     JUNE 30, 2002
                                    (IN THOUSANDS)

                                            As reported  Adjustments        Pro forma
Current assets
  Cash and cash equivalents                  $  9,731     $  1,000   (a)    $ 10,731
  Marketable securities                         6,483                          6,483
  Accounts receivable                              91                             91
  Income taxes receivable                       2,593                          2,593
  Prepaid expenses                                211           --               211
                                             ---------    ---------         ---------
         Total current assets                  19,109        1,000            20,109


Property and equipment, net                       345         (328)  (b)          17
Other assets                                      242         (218)  (b)          24
                                             ---------    ---------         ---------

       Total assets                          $ 19,696     $    454          $ 20,150
                                             =========    =========         =========

Current liabilities
  Accounts payable                           $    235     $     --          $    235
  Deferred revenue                                343         (343)  (b)          --
  Accrued expenses and other current
      liabilities                               1,822          (24)  (b)       1,798
                                             ---------    ---------         ---------
           Total current liabilities            2,400         (367)            2,033
                                             ---------    ---------         ---------

Stockholders' equity
  Common stock at par value                         9                              9
  Additional paid in capital                   80,302                         80,302
  Treasury stock                              (41,347)                       (41,347)
  Cumulative translation adjustment               (48)                           (48)
  Accumulated deficit                         (21,620)         821   (c)     (20,799)
                                             ---------    ---------         ---------
      Total stockholders' equity               17,296          821            18,117
                                             ---------    ---------         ---------
                                             $ 19,696     $    454          $ 20,150
                                             =========    =========         =========

 See accompanying notes to unaudited pro forma condensed consolidated financial information


                                          18

                                     PREVIO, INC.
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE NINE MONTHS ENDED JUNE 30, 2002
                        (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                            As reported   Adjustments       Pro forma
Revenues                                     $  2,056     $ (2,056)  (d)    $     --
Cost of revenues                                  584         (584)  (d)          --
                                             ---------    ---------         ---------
Gross margin                                    1,472       (1,472)               --
                                             ---------    ---------         ---------

Operating expenses:
Research and development                        1,357       (1,357)  (d)          --
Sales and marketing                             2,189       (2,189)  (d)          --
General and administrative                      1,635         (346)  (e)       1,289
Restructuring                                   2,545       (2,545)  (f)          --
                                             ---------    ---------         ---------
Total operating expenses                        7,726       (6,437)            1,289
                                             ---------    ---------         ---------

Operating loss                                 (6,254)       4,965            (1,289)
Interest and other income                         878         (587)  (g)         291
                                             ---------    ---------         ---------

Loss before income taxes                       (5,376)       4,378              (998)
Benefit from income taxes                      (2,810)          --   (h)      (2,810)
                                             ---------    ---------         ---------

Net income/(loss)                            $ (2,566)    $  4,378          $  1,812
                                             =========    =========         =========

Income/(loss) per common share, basic        $  (0.37)                      $   0.26
Income/(loss) per common share, diluted                                     $   0.26

Weighted average common shares, basic           6,886                          6,886
Weighted average common shares, diluted                                        6,889

 See accompanying notes to unaudited pro forma condensed consolidated financial information


                                          19


                                     PREVIO, INC.
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED SEPTEMBER 30, 2001
                        (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                            As reported   Adjustments       Pro forma
                                             ---------    ---------         ---------
Revenues                                     $  6,273     $ (6,723)  (d)   $      --
Cost of revenues                                  732         (732)  (d)          --
                                             ---------    ---------         ---------
Gross margin                                    5,541       (5,541)               --
                                             ---------    ---------         ---------

Operating expenses:
Research and development                        3,705       (3,705)  (d)          --
Sales and marketing                             8,049       (8,049)  (d)          --
General and administrative                      2,797         (947)  (e)       1,850
Restructuring                                     930         (930)  (f)          --
                                             ---------    ---------         ---------
Total operating expenses                       15,481      (13,631)            1,850
                                             ---------    ---------         ---------

Operating loss                                 (9,940)       8,090            (1,850)
Interest and other income                       1,279           --             1,279
                                             ---------    ---------         ---------

Loss before income taxes                       (8,661)       8,090              (571)
Benefit from income taxes                        (370)          --   (h)       1,279
                                             ---------    ---------         ---------

Net loss                                     $ (8,291)    $  8,090          $   (201)
                                             =========    =========         =========

Loss per common share, basic and diluted     $  (1.21)                      $  (0.03)

Weighted average common shares, basic and       6,855                          6,855
diluted

 See accompanying notes to unaudited pro forma condensed consolidated financial information


                                          20

    Notes to Unaudited Condensed Consolidated Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the Asset Sale as if it occurred as of June 30, 2002. The Unaudited Pro Forma Condensed Consolidated Statements of Operations give retroactive effect to the Asset Sale as if it had occurred as of October 1, 2000. The Unaudited Pro Forma Condensed Consolidated Financial Information is presented to provide an illustration of the Company's operations after the Asset Sale, which would no longer consist of efforts to develop, sell or market products related to the Company's core technology, as the Company will not own the rights to the technology after the Asset Sale. As such, the Company's operations on a pro forma basis consist of general and administrative activities required to conduct the daily operations of the remaining business.

(a) Reflects the expected proceeds of $1.0 million from the Asset Sale, which includes $0.5 million received in July pursuant to a license agreement the Company entered into with Altiris on June 24, 2002.

(b) Reflects the reduction in net assets related to those net assets directly sold in the Asset Sale.

(c)    Reflects the gain recognized as a result of the Asset Sale.

(d) Reflects the reduction of revenues and related expenses as a result of the sale of the Company's core technology.

(e) Reflects the reduction of general and administrative expenses that support the Company's efforts to develop, sell and market products related to its core technology, such that general and administrative expenses on a pro forma basis reflect only those costs required to maintain the daily operations of the remaining business.

(f) Reflects the reduction of restructuring charges related to plans executed in the historical periods. These charges are one-time events that are not reflective of the on-going operations of the Company, and are therefore excluded.

(g) Reflects the reduction of other income as such income was generated by favorable legal settlements related to the Company's core technology.

(h) The pro forma adjustments have no tax effect as the Company records a full valuation allowance against its deferred tax assets. The reported tax benefits relate to tax refunds receivable, principally generated by net operating loss carrybacks.

SELECTED FINANCIAL DATA

         The following selected financial data as of September 30, 2001 and 2000 and for the years ended September 30, 2001, 2000 and 1999 are derived from our consolidated condensed financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2001, which have been audited by PricewaterhouseCoopers LLP, independent accountants, and should be read in conjuction with such consolidated condensed financial statements and the related notes and with "Management's Discussion and Analysis of Financial Condition and Results of Operations" also included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2001. The selected financial data with respect to the nine month period ended on June 30, 2002, are derived from unaudited consolidated condensed financial statements in our Form 10-Q filed for the quarter ended June 30, 2002 and include, in the opinion of management, all normal recurring adjustments necessary to present fairly data for such periods.

         The Company's consolidated financial statements have been restated to present Hi/fn as a discontinued operation. On December 16, 1998, the Company distributed a special dividend of its stock in its majority-owned subsidiary, Hi/fn, Inc., to its stockholders. Accordingly, Hi/fn's assets and liabilities; revenues, costs and expenses; and cash flows have been excluded from the respective captions in the consolidated financial statements, and have been reported as "Net assets of discontinued operations," "Income from discontinued operations, net of taxes," and "Net cash provided by discontinued operations," respectively, for all periods presented.

                                            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                        FOR THE NINE
                                                        MONTHS ENDED
                                                        JUNE 30, 2002
FISCAL YEAR ENDED SEPTEMBER 30,                          (UNAUDITED)    2001        2000        1999        1998         1997
-------------------------------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
Statement of Operations:
Revenues ..............................................      2,056    $  6,273    $  7,804    $ 13,856    $ 19,403    $ 33,190
Operating income (loss) ...............................     (6,254)     (9,940)    (10,192)     (6,132)     (4,437)      2,933
Income (loss) from continuing operations ..............     (2,566)     (8,291)     (6,794)     (2,898)     (7,882)      3,862
Net income (loss) .....................................     (2,566)     (8,291)     (6,794)     (2,013)     (5,815)      5,660
Net income (loss) available for common stockholders ...     (2,566)     (8,291)     (6,794)     (2,013)     (5,815)      5,660

Earnings per common share, basic:
Income (loss) from continuing operations ..............      (0.37)   $  (1.21)   $  (1.06)   $  (0.49)   $  (1.24)   $   0.50
Net income (loss) available for common stockholders ...      (0.37)   $  (1.21)   $  (1.06)   $  (0.34)   $  (0.92)   $   0.73
Common shares used to compute per share data ..........      6,886       6,855       6,386       5,925       6,337       7,732

Balance Sheet:
Working capital .......................................     16,709    $ 18,293    $ 25,860    $ 29,421    $ 22,557    $ 50,474
Total assets ..........................................     19,696      22,475      33,476      34,873      43,866      70,111
Stockholders' equity ..................................     17,296      19,811      27,910      31,302      39,213      64,123



SELECTED QUARTERLY FINANCIAL DATA

The following table presents the comparative quarterly results for the years ended September 30, 2001 and 2000 and for the nine months ended June 30, 2002.

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                  JUNE 30,   MAR. 31,   DEC. 31,
FISCAL 2002 (UNAUDITED)                             2002      2002       2001
-----------------------                           --------   --------   --------
Revenues.............................             $   521    $   563    $   972
Gross margin.........................                 230        432        810
Operating loss.......................              (2,312)    (1,608)    (2,334)
Net income/(loss)....................              (2,145)     1,791     (2,212)
Net income/(loss) per common share ..             $ (0.31)   $  0.26    $ (0.32)
Common stock price:
     High............................             $  2.50    $  2.58    $  2.41
     Low.............................             $  1.49    $  1.48    $  1.30

                                       SEPT. 30,  JUNE 30,   MAR. 31,   DEC. 31,
FISCAL 2001                              2001       2001       2001       2000
-----------                            --------   --------   --------   --------
Revenues ............................  $   864    $ 1,628    $ 1,855    $ 1,926
Gross margin ........................      662      1,432      1,696      1,751
Operating loss ......................   (3,661)    (2,554)    (2,132)    (1,593)
Net loss ............................   (3,153)    (2,281)    (1,748)    (1,109)
Net loss per common share ...........  $ (0.46)   $ (0.33)   $ (0.26)   $ (0.16)
Common stock price:
     High ...........................  $  3.35    $  4.20    $  4.69    $  6.25
     Low ............................  $  2.24    $  2.05    $  2.00    $  3.00

                                       SEPT. 30,  JUNE 30,   MAR. 31,   DEC. 31,
FISCAL 2000                              2000       2000       2000       1999
-----------                            --------   --------   --------   --------
Revenues.............................  $ 1,446    $ 1,096    $ 2,084    $ 3,178
Gross margin.........................    1,224        953      1,631      2,925
Operating loss.......................   (2,396)    (4,145)    (2,719)      (932)
Net loss.............................     (363)    (3,672)    (2,309)      (450)
Net loss per common share............  $ (0.05)   $ (0.56)   $ (0.36)   $ (0.07)
Common stock price:
     High............................  $  8.00    $  8.50    $ 12.88    $  7.25
     Low.............................  $  5.63    $  5.50    $  6.06    $  3.50

INTERESTS OF CERTAIN PERSONS

         Pursuant to an amendment to his employment agreement executed in April 2002, if Clifford Flowers, our current President, Chief Financial Officer and Secretary, is terminated without cause or good reason he is entitled to receive severance payments equal to 100% of his highest annual base salary. See "Certain Relationships and Related Transactions."

ABSENCE OF APPRAISAL RIGHTS

         Under Delaware law, the stockholders of the Company are not entitled to appraisal rights for their shares of the Company's capital stock in connection with the transactions contemplated by the Asset Sale, or to any similar rights under Delaware law.

GOVERNMENT APPROVALS

     We are not aware of any United States federal or state regulatory requirements we must comply with or approvals we must obtain in connection with the Asset Sale.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         It is anticipated that the Company will not incur any material tax liability from either the Asset Sale or any asset distribution. The stockholders will not recognize any gain or loss as a result of the Asset Sale.

VOTE REQUIRED AND BOARD RECOMMENDATION

         The approval of the Asset Sale and the Asset Purchase Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock as of the record date for the Special Meeting. If the Asset Sale is not approved by the stockholders or the conditions of the Asset Sale are not met, the board of directors will explore the alternatives then available for the future of the Company including the dissolution of the Company and liquidation of all our assets as explained in further detail in Proposal 2.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 1

                                   PROPOSAL 2

                      APPROVAL OF THE DISSOLUTION PROPOSAL

GENERAL

         The board of directors has proposed that the dissolution of the Company and the Plan of Dissolution be approved and adopted by our stockholders at the Special Meeting. Under the Plan of Dissolution, as soon as possible after the Special Meeting, the Company will file a Certificate of Dissolution with the Secretary of State of the State of Delaware, we will wind up our affairs, attempt to convert all of our assets into cash or cash equivalents, pay or attempt to adequately provide for the payment of all of our known obligations and liabilities and distribute pro rata in one or more liquidating distributions to or for the benefit of our stockholders, as of the applicable record date(s), all of our assets.

         On July 2, 2002, the Dissolution Proposal, including the dissolution of the Company and the Plan of Dissolution, was approved by the board of directors, contingent upon execution of the Asset Purchase Agreement, which occurred on July 15, 2002, and subject to stockholder approval. A copy of the Plan of Dissolution is attached as Appendix B to this proxy statement.

PRINCIPAL PROVISIONS OF THE PLAN OF DISSOLUTION

         The summary set forth below of the material terms and features of the Plan of Dissolution does not purport to be complete and is qualified in its entirety by reference to the Plan of Dissolution. A copy of the Plan of Dissolution is attached as Appendix B to this proxy statement. You are urged to read a copy of the Plan of Dissolution in its entirety. The Plan of Dissolution provides for our complete liquidation and dissolution in accordance with the requirements of Delaware law and the Internal Revenue Code of 1986, as amended (the "CODE").

CESSATION OF BUSINESS ACTIVITIES

         If the Plan of Dissolution is approved at the Special Meeting, we will cease conducting normal business operations, except as may be required to wind-up our business and affairs and to proceed with the liquidation and dissolution. We will continue our existence solely for the purpose of managing our affairs and distributing our remaining assets. One or more liquidating distributions of our assets will be conditioned upon setting aside a sufficient amount of assets, including cash, to meet any residual obligation or liability that we have not otherwise met. See "Contingency Reserve." We will not obtain any further approval of the stockholders. We will satisfy, or provide for the satisfaction of, all of our legally enforceable claims, liabilities or obligations in an orderly manner.

CERTIFICATE OF DISSOLUTION

         During the three years following the dissolution of the Company, or such longer period of continued existence as directed by the Delaware Court of Chancery, the Company may revoke the dissolution. Only holders of record of common stock on the actual date of dissolution of the Company will be entitled to vote on the revocation of dissolution.

         Upon direction from the board of directors, we will file a Certificate of Dissolution with the Secretary of State of the State of Delaware dissolving the Company. The dissolution of the Company will become effective, in accordance with Delaware law, upon the filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware or upon such later date as may be specified in the Certificate of Dissolution. Under Delaware law, the Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct, for the purposes of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and enabling the Company gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to the stockholders any remaining assets, but not for the purpose of continuing the business for which the Company was organized. The members of the board of directors in office at the time the Certificate of Dissolution is accepted for filing by Delaware will have all powers provided to them under the DGCL and other applicable laws.

DISPOSITION OF CERTAIN ASSETS

         The Plan of Dissolution gives to the board of directors of the Company the power to direct the sale (or, in certain cases, otherwise dispose of) all the assets of the Company on such terms and in such manner as determined by the board of directors. The prices at which we may be able to sell those assets will depend on factors that may be beyond our control and may not be as high as the prices that could be obtained if the Company were not in liquidation. Approval of the Dissolution Proposal will constitute approval of any such sales. We will not be required to obtain any further stockholder approval with respect to specific terms of any particular sales of assets approved by the board of directors. We do not anticipate amending or supplementing the proxy statement to reflect any such agreement or sale, unless required by applicable law.

JUDICIAL APPROVAL PROCESS

         The Plan of Dissolution provides that the board of directors will liquidate our assets in accordance with any applicable provision of the DGCL, including Sections 280 and 281(a). Without limiting its flexibility, the board of directors, at its option, may instruct our officers to follow the procedures set forth in Sections 280 and 281(a) of the DGCL including:

         o publish notice of the dissolution and mail notice of the dissolution to all persons known to have a claim against us and provide for the acceptance or rejection of any such claims in accordance with Section 280 of the DGCL;

         o offer to any claimant on a contract whose claim is contingent, conditional or unmatured, security in an amount sufficient to provide compensation to the claimant if the claim matures, and petition the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any claimant who rejects our offer of security in accordance with Section 280 of the DGCL;

         o petition the Delaware Court of Chancery to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for claims that are the subject of pending litigation against us, and claims that have not been made known to us at the time of dissolution, but are likely to arise or become known within five years (or longer period not to exceed ten years in the discretion of the Delaware Court of Chancery), each in accordance with Section 280 of the DGCL;

         o pay, or make adequate provision for payment, of all claims made against us and not rejected, including all expenses of the sale of assets and of the liquidation and dissolution provided for by the Plan of Dissolution in accordance with Section 280 of the DGCL;

         o post all security offered to claimants holding contingent, conditional or unmatured contractual claims if not rejected by such claimant and all security ordered by the Delaware Court of Chancery in accordance with
Section 280 of the DGCL; and

         o pay, or make adequate provision for payment, of all other claims that are mature, known and uncontested or that have been finally determined to be owing by us.

         Our board of directors currently intends to follow the procedures set forth in Sections 280 and 281(a) of the DGCL. Accordingly, the board of directors does not currently plan to make any distributions to you unless approved by the Delaware Court of Chancery. However, our board of directors may, in its discretion, choose to proceed with the liquidation and dissolution of the Company pursuant to any other manner permitted by the DGCL. We cannot assure you that the Delaware Court of Chancery will not require us to increase substantially the contingency reserve or prohibit us entirely from making an early distribution to you. Even if the distribution is approved by the Delaware Court of Chancery, this approval process could have the effect of substantially delaying our distributions to you.

CONTINGENCY RESERVE

         Before making any distributions to our stockholders, we will pay, or as determined by the board of directors, make reasonable provision to pay, all our claims and obligations, including all contingent, conditional or unmatured claims known to us. The board of directors has determined to establish a reserve for contingencies of at least $2.0 million. The board of directors believes that this reserve should enable us to satisfy our liabilities, expenses and obligations not otherwise paid, provided for or discharged as they become due and payable. We currently intend to petition the Delaware Court of Chancery to determine if the contingency reserve will be reasonably likely to be sufficient to satisfy pending claims and claims that have not arisen but might arise, and we do not currently intend to make any distributions to you unless and until we receive the approval of the Delaware Court of Chancery. If the court's instructions are followed and the Plan of Dissolution is approved by the court, our directors will not be personally liable to our unpaid claimants for an insufficient contingency reserve.

         The amount of the contingency reserve is based upon an internal review of our estimated expenses and actual and contingent liabilities and obligations. The contingency reserve may not be sufficient to cover such expenses, liabilities and obligations. After establishing the contingency reserve, we may from time to time distribute to stockholders such portions of the contingency reserve that the board of directors deems to be no longer required. After the expenses, liabilities and obligations for which the contingency reserve has been established are believed by the board of directors to have been satisfied in full, upon receipt of approval of the Delaware Court of Chancery, we will distribute to our stockholders any remaining funds in the contingency reserve.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         We anticipate that our current directors and officers will continue to serve in these capacities after the approval of the Plan of Dissolution. Our directors currently receive no compensation for their services. We do not anticipate any change in this practice. Under Delaware law, directors remaining in office owe fiduciary duties to creditors as well as to our stockholders during the dissolution process. Pursuant to the Plan of Dissolution, we will continue to indemnify our officers, directors, employees, agents and representatives for actions taken in connection with the Plan of Dissolution and the winding up of the affairs of the Company in accordance with the our certificate of incorporation, bylaws, indemnification agreements, our existing directors' and officers' liability insurance policy and applicable law. The Company's obligation to indemnify such persons may also be satisfied out of assets of the liquidating trust, if any. Any claims arising in respect of such indemnification will be satisfied out of the contingency reserve or out of assets transferred to the liquidating trust, if any. Our board of directors has obtained and our board of directors and the trustees of any liquidating trust are authorized to obtain and maintain, insurance as may be necessary to cover our indemnification obligations.

CERTAIN COMPENSATION ARRANGEMENTS

         Pursuant to the Plan of Dissolution, the Company may, in the absolute discretion of the board of directors, pay to the Company's present or former officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of any extraordinary efforts they, or any of them, may undertake in connection with the implementation of the Plan of Dissolution. We presently have four full time employees (other than those in our Estonia office). We anticipate at least two of these employees will continue their employment during our dissolution process and will receive severance payments equal to one year's pay. We currently estimate these payments will total approximately $300,000. Our President and Chief Financial Officer, Clifford Flowers, will initially be responsible for implementing and conducting the liquidation of our assets as set forth in the Plan of Dissolution. Approval of the Plan of Dissolution by our stockholders will constitute the approval of the stockholders of the payment of any compensation to our officers.

FINAL RECORD DATE

         If the Dissolution Proposal is approved by the stockholders, we intend to close our transfer books and delist our stock from the Nasdaq National Market on the date on which the Company files a Certificate of Dissolution with the Secretary of State of the State of Delaware under Delaware law. After the Final Record Date, we will not record any further transfers of our common stock except pursuant to the provisions of a deceased stockholder's will, intestate succession or operation of law and we will not issue any new stock certificates, other than replacement certificates. In addition, after the Final Record Date, we will not issue any shares of our common stock upon exercise of outstanding options or warrants. It is anticipated that no further trading of our common stock will occur after the Final Record Date, and it is possible that trading on the Nasdaq National Market will effectively terminate before then if we are unable to meet Nasdaq's requirements for continued listing.

SURRENDER OF STOCK CERTIFICATES

         Subsequent to the Final Record Date, the Company may at its election require stockholders to surrender certificates representing their shares of the common stock in order to receive subsequent distributions. Stockholders should not forward their stock certificates before receiving instructions to do so. If surrender of stock certificates is required, all distributions otherwise payable by the Company or the liquidating trust, if any, to stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, until the surrender of their certificates (subject to escheat pursuant to the laws relating to unclaimed property). If a stockholder's certificate evidencing the common stock has been lost, stolen or destroyed, the stockholder may be required to furnish us with satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

LIQUIDATING TRUST

         If advisable for any reason to complete the liquidation and distribution of our assets to our stockholders, our board of directors may at any time transfer to a liquidating trust our remaining assets and obligations. The liquidating trust thereupon will succeed to all of our then remaining assets, including all amounts in the contingency reserve, and any of our remaining liabilities and obligations. The sole purpose of the liquidating trust will be to prosecute and defend suits by or against us, to collect amounts due to us, to settle and close our business, to dispose of and convey our assets, to satisfy our remaining liabilities and obligations and to distribute our remaining assets to our stockholders. Any distributions made from the liquidating trust will be made in accordance with the provisions of the Plan of Dissolution. Our board of directors may appoint one or more of its members to act as trustee or trustees of the liquidating trust and to cause us to enter into a liquidating trust agreement with such trustee or trustees of the liquidating trust on such terms and conditions as the board of directors determines are appropriate. Approval of the Plan of Dissolution by the stockholders also will constitute approval by the stockholders of any appointment of a trustee and of a liquidating trust agreement between us and any trustee.

AMENDMENT AND ABANDONMENT

         Under the Plan of Dissolution, if the board of directors determines that liquidation and dissolution are not in the best interests of the Company or its stockholders, the board of directors may direct that the Plan of Dissolution be abandoned. The Company nevertheless may cause the performance, without further stockholder approval, of any contract for the sale of assets executed before then which the board of directors considers to be in the best interests of the Company. The board of directors also may amend or modify the Plan of Dissolution if it determines such action to be in the best interests of the Company or its stockholders, to the extent permitted by Delaware law, without the necessity of further stockholder approval.

EXPECTED DISTRIBUTIONS TO STOCKHOLDERS

         Our board of directors will determine, in its sole discretion and in accordance with applicable law, the timing of, the amount, the kind of and the record dates for all distributions made to stockholders. Although our board of directors has not established a firm timetable for distributions to stockholders, after the Plan of Dissolution has been approved, our board of directors will, subject to uncertainties inherent in winding up or our business, make such distributions as promptly as practicable if, and when, the Delaware Court of Chancery approves the distributions.

         The methods used by the board of directors and management in estimating the values and value ranges of the Company's assets and liabilities are inexact and may not approximate values actually realized or the actual costs incurred. The board of directors' assessment assumes that the estimates of the Company's assets, liabilities and operating costs are accurate, but those estimates are subject to numerous uncertainties beyond the Company's control and also do not reflect any contingent liabilities that may materialize. For all these reasons, there is no assurance that the actual net proceeds, if any, distributed to stockholders in liquidation will not be significantly less than the estimated amount indicated below. Moreover, no assurance can be given that any amounts to be received by the Company's stockholders in liquidation will equal or exceed the price or prices at which the common stock has recently traded or may trade in the future.

         We currently estimate that between $2.38 and $2.64 per outstanding share of our common stock will be available for distribution to our stockholders, after payment of all liabilities and expenses associated with the Plan of Dissolution and otherwise. The actual amount available for distribution, if any, could be substantially less, depending on a number of factors including
(i) our inability to close the Asset Sale, (ii) unknown liabilities or claims and (iii) unexpected or greater than expected expenses.

         In the event the Plan of Dissolution is approved, we currently anticipate that the Company will petition the Delaware Court of Chancery in connection with the dissolution seeking an early initial distribution of approximately $2.09 per outstanding share of our common stock as soon as practicable. However, the timing and amount of the distributions, if any, are within the discretion of the Delaware Court of Chancery and cannot be predicted with certainty. In addition, we cannot assure you that the Delaware Court will allow any such distribution. We currently anticipate that this initial distribution will be made to stockholders approximately 200 days after the filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware. However, if there are no claims other than those that we anticipate, the initial distribution may be sooner and if there are claims that we do not anticipate, the initial distribution may be later.

         Following the procedures set forth in Sections 280 and 281(a) of the DGCL, we expect a distribution of the remaining amount will be made to stockholders between 270 days and one year following the filing of the Plan of Dissolution with the Delaware Secretary of State. However, the actual time of distribution may be up to three years following the filing date, or such longer period of time as directed by the Delaware Court of Chancery.

CONTINGENCIES; CREDITORS

         Under Delaware law, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, or should such contingency reserve (and the assets held by any liquidating trust) be exceeded by the amount ultimately found to be payable in respect of our expenses and liabilities, each stockholder could be held liable for the payment to the Company's creditors of such stockholder's pro rata share of such excess, but limited to the amounts received by such stockholder from the Company (and from any liquidating trust). Accordingly, in that event, a stockholder could be required to return all distributions made and thus would receive nothing from the Company as a result of the dissolution proposal. Moreover, in the event a stockholder has paid taxes on amounts received, a repayment of all or a portion of such amount could result in a situation in which a stockholder may incur a net tax cost if the repayment of the amount distributed does not cause a reduction in taxes payable in an amount equal to the amount of the taxes paid on amounts previously distributed.

REPORTING REQUIREMENTS

         Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act even though compliance with such reporting requirements is economically burdensome. If the Plan of Dissolution is approved, in order to curtail expenses we will, after filing a Certificate of Dissolution, seek relief from the SEC from the reporting requirements under the Exchange Act. However, other companies in our situation have sought relief from the SEC with respect to the reporting requirements and such relief has been denied.

LISTING AND TRADING OF THE COMPANY'S COMMON STOCK AND THE BENEFICIAL INTERESTS IN THE LIQUIDATING TRUST

         If the Dissolution Proposal is approved by our stockholders, we intend to close our transfer books and delist our stock from the Nasdaq National Market on the Final Record Date. After the Final Record Date, we will not record any further transfers of our common stock except pursuant to the provisions of a deceased stockholder's will, intestate succession or operation of law and we will not issue any new stock certificates, other than replacement certificates. In addition, after the Final Record Date, we will not issue any shares of our common stock upon exercise of outstanding options or warrants. It is anticipated that no further trading of our common stock will occur after the Final Record Date, and it is possible that trading on the Nasdaq National Market will effectively terminate before then if we are unable to meet Nasdaq's requirements for continued listing.

         We believe that our ability to meet the following criteria will determine if our shares will continue to trade on the Nasdaq National Market prior to the Final Record Date:

       o Our stockholders' equity must equal or exceed $10 million or our net tangible assets must equal or exceed $4 million; and

       o The minimum daily per share bid price for our stock must equal or exceed $1.

         With respect to the net tangible asset requirement, as of June 30, 2002 we had $17.1 million in net tangible assets and with respect to the stockholder equity requirement as of June 30, 2002, we had $17.3 million in stockholder equity.

         With respect to the minimum bid price requirement, as of July 30, 2002, the closing sale price for our shares was $1.95. If we fail to meet Nasdaq's minimum bid price criterion for 30 consecutive business days, Nasdaq will notify us that we are not meeting the requirement. We will then be given a 90 day grace period during which our shares must exceed the minimum bid price for at least ten consecutive trading days for us to avoid being delisted at the end of the grace period.

         Each of the above listing criteria has been the subject of recent Nasdaq rulemaking action. However, we do not currently expect the recent Nasdaq rule changes to affect the length of time that our shares will remain listed. In May 2001, Nasdaq changed the $4 million minimum net tangible asset requirement to a $10 million minimum stockholders' equity requirement. However, companies such as Previo that were listed on Nasdaq as of June 29, 2001 may qualify for continued listing under either criteria until the old net tangible asset requirement expires on November 1, 2002.

         Regardless of whether Nasdaq delists our shares prior to the Final Record Date, we will close our stock transfer books and delist our shares from Nasdaq at the close of business on the Final Record Date. In no event will any shares of our stock be freely transferable on or after the Final Record Date. All liquidating distributions from the liquidating trust or the Company on or after the Final Record Date will be made to the stockholders pro rata according to their holdings of common stock as of the Final Record Date. See "Risk Factors--Risks Related to the Plan of Dissolution."

LISTING AND TRADING OF INTERESTS IN THE LIQUIDATING TRUST

         It is anticipated that the interests in the liquidating trust, if one is created, will not be transferable. The interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. Because stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a liquidating trust for tax purposes, the distribution of non-transferable interests could result in tax liability to the interest holders without their being readily able to realize the value of such interests to pay such taxes or otherwise.

GOVERNMENT APPROVALS

         Except for filing the Certificate of Dissolution and compliance with applicable Delaware law and the rules and regulations of the SEC and the Code, no United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the liquidation and dissolution.

FAIRNESS OPINION

         In connection with the proposed sale of assets and subsequent liquidation and distribution, our board of directors requested the opinion of Alliant Partners as to the fairness, from a financial point of view, to our stockholders of the Plan of Dissolution. The Plan of Dissolution will provide for, among other things, the sale of all operating assets and the voluntary liquidation, winding up and dissolution of the Company. It was assumed by Alliant Partners that in connection with the Plan of Dissolution our stockholders will be provided a total consideration of approximately $16.0 to $17.5 million in cash. No limitations were imposed by the Company on the scope of Alliant Partners' investigations or the procedures to be followed by Alliant Partners in rendering its fairness opinion.

         Prior to the Board meeting on July 2, 2002 at which our board of directors approved the Plan of Dissolution, contingent upon the execution of the Asset Purchase Agreement with Altiris, Alliant Partners engaged in various discussions with our management regarding its analysis with respect to the proposed fairness opinion to be delivered by Alliant Partners. In addition, Alliant Partners circulated a draft of its fairness opinion, indicating that the fairness opinion and a copy of its presentation materials outlining the analysis of Alliant Partners would be delivered upon the execution of the Asset Purchase Agreement. Alliant Partners discussed these materials and its analysis with our management. Management did not request that the actual written fairness opinion be delivered on July 2, 2002 because the Plan of Dissolution was contingent upon the execution of the Asset Purchase Agreement. On July 15, 2002, the date scheduled for the execution of the Asset Purchase Agreement, Alliant Partners delivered to our management and board of directors its presentation materials outlining the analysis of Alliant Partners and its opinion that, as of July 15, 2002, and based on the matters described in the opinion, it is the opinion of Alliant Partners that the Plan of Dissolution is fair, from a financial point of view, to the stockholders. The Asset Purchase Agreement was executed on July 15, 2002.

         The full text of the fairness opinion letter, which sets forth, among other things, assumptions made, matters considered and limitations on the review undertaken by Alliant Partners in connection with the opinion is attached to this proxy statement as Appendix C. Stockholders of the Company are urged to read Alliant Partners' fairness opinion letter in its entirety. The fairness opinion was prepared for the benefit and use of the board of directors in its consideration of the Plan of Dissolution and does not constitute a recommendation to stockholders as to how they should vote in connection with the Asset Sale. The fairness opinion does not address the relative merits of the Asset Sale or any other transactions or business strategies discussed by the board of directors as alternatives to the Plan of Dissolution or the underlying business decision of the board of directors to proceed with or effect the Plan of Dissolution, except with respect to the fairness of the total consideration to be paid to the stockholders, from a financial point of view. The summary of Alliant Partners' fairness opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Alliant Partners' fairness opinion letter.

For purposes of the opinion Alliant Partners has:

       o Reviewed certain internal financial statements and projections and other financial and operating data prepared by the management of the Company;
       o Reviewed public financial statements and other information concerning the Company;
       o Conducted a financial review of the financial condition of the Company with respect to its liquidity and capital position as of the date of this opinion;
       o Discussed the past and current operations and financial condition of the Company with senior executives of the Company;
       o Discussed with the senior management of the Company the objectives of the Plan of Dissolution and the strategic alternatives available to the Company;
       o Compared the financial performance of the Company with that of certain other comparable publicly-traded companies and the prices paid for securities in those publicly-traded companies;
       o Reviewed the terms and conditions of the sale to Altiris of the remaining operating assets;
       o Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions for companies in a similar market and financial position as the Company;
       o Reviewed the Plan of Dissolution and certain related documents and discussed the proposed terms of the liquidation with management of the Company; and
       o Performed such other analyses and considered such other factors as Alliant Partners deemed appropriate.

     In conducting its review and arriving at its fairness opinion, Alliant Partners relied on and assumed the accuracy and completeness of the financial statements and other information provided by the Company or otherwise made available to Alliant Partners and did not assume independent responsibility to verify the information. Alliant Partners further relied on the assurances of the Company's management that the information provided was prepared on a reasonable basis in accordance with industry practice and, with respect to financial planning data, reflected the best currently available estimates and good faith judgments of the Company's management as well as assurances that the Company's management was not aware of any information or facts that would make the information provided to Alliant Partners incomplete or misleading.

         In arriving at the fairness opinion, Alliant Partners did not perform any appraisals or valuations of specific assets or liabilities of the Company and was not furnished with any appraisals or valuations.

         Alliant Partners did not undertake any independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities to which the Company or any to their affiliates was a party or may be subject. At the Company's direction and with its consent, Alliant Partners did rely upon certain information provided by the Company regarding the possible assertion of claims, outcomes or damages arising out of those matters relating to pending or threatened litigation, possible unasserted claims or other contingent liabilities to which the Company may be subject in the future. Although developments following the date of Alliant Partners' fairness opinion may affect the opinion, Alliant Partners assumed no obligation to update, revise or reaffirm the opinion.

         Following is a summary explanation of the various sources of information and valuation methodologies employed by Alliant Partners in conjunction with rendering its opinion to the Company's board of directors.

         The Alliant Partners' opinion is based on economic, market, financial and other conditions as they exist and can be evaluated on the date of the opinion and does not address the fairness of the proceeds anticipated to be received by our stockholders as a result of the proposed transaction as of any other date.

         Alliant Partners noted in its analyses that the proceeds of the sale and liquidation of the Company to the stockholders would be between $16.0-$17.5 million, and based on managements estimates at the time, the proceeds to be received by stockholders would be between $2.32 and $2.52 per share, and that based on management's assumptions at the time, $2.42 was a reasonable assumption for the proceeds to be distributed to stockholders. Management has revised its original estimate and now anticipates that between $2.38 and $2.64 per share will be available for distribution to stockholders. For the purposes of its analysis in connection with the Alliant Partners opinion, Alliant Partners assumed that the proceeds to be received by holders of the Company stock would be $2.42 per share. The following is a summary of the material analyses performed by Alliant Partners in connection with its opinion.

HISTORICAL FINANCIAL ANALYSIS

         Alliant Partners reviewed certain historical financial information of the Company. Alliant Partners also reviewed the most recent publicly filed 10-Q in which the Company discussed the current status of its strategic alternatives and the status of operations and declining prospects for sales and marketing functions for the products going forward. Alliant Partners noted that despite its restructuring efforts, the Company had generated significant losses from operations in the past three fiscal years and that management expected that the Company would continue to generate losses from operations. Alliant Partners also noted that the Company had not been successful in its recent efforts to find a strategic partner or acceptable strategic alternative.

CURRENT PROJECTIONS

         Projections for the Company were available but in light of fact that the Company is no longer selling its products and has only four employees (other than the employees in the Estonia office), were determined not relevant by Alliant Partners and the Company.

HISTORICAL TRADING AND IMPLIED PREMIUM ANALYSIS
         Alliant Partners reviewed the historical stock market performance of our common stock. As of the date of the opinion (July 15, 2002), the closing price of the Company's stock, as reported on Nasdaq, was $1.35 per share. Alliant Partners also reviewed the recent stock price performance of our common stock over various periods ending July 8, 2002. The following table shows certain closing prices for our stock and the premium over such prices represented by an assumed distribution of $2.42 per share.

     Implied Premium to:
     -------------------
     Closing Price on July 8, 2002                                    68%
     Average Closing Price January 8, 2002 through July 8, 2002
          (last 6 months)                                             22%
     Average Closing Price July 8, 2001 through July 8, 2002
          (last 12 months)                                            12%

SELECTED PUBLICLY TRADED COMPARABLES

         Alliant Partners compared some financial information and valuation ratios relating to the Company to corresponding publicly available data and ratios from a group of selected publicly traded companies deemed comparable to the Company. The comparable companies selected included twelve publicly traded companies in the business of selling software and providing related software training and support services. Financial information reviewed by Alliant Partners included each company's: (a) enterprise value, calculated as the market capitalization of the selected company, plus the company's long term debt, less the company's excess cash; (b) trailing twelve month, or TTM, revenue as reported as of the date of Alliant Partners' fairness opinion; (c) revenue for calendar years 2000 and 2001; and (d) projected calendar year revenue estimates for 2002 and 2003. Comparable companies included:

     o   Altiris, Inc.,
     o   BMC Software, Inc.,
     o   Embarcadero Technologies, Inc.,
     o   Legato Systems, Inc.,
     o   NetIQ Corp.,
     o   Novadigm, Inc.,
     o   ON Technology Corp.,
     o   Peregrine Systems, Inc.,
     o   Precise Software Solutions Ltd.,
     o   Quest Software, Inc.,
     o   Serena Software, Inc. and
     o   Veritas Software Corp.

         It was determined by Alliant Partners that the Enterprise Value TTM Revenues calculation resulted in a negative 1.8x multiple for the Company and rendered the analysis versus the publicly traded comparable not applicable. Also, as indicated above, projections for the Company as an ongoing business were available but deemed not relevant because the Company is no longer selling products and only has full time four employees (other than the employees in the Estonia office).

COMPARABLE TRANSACTION ANALYSIS FOR PREVIO

         Alliant Partners reviewed twenty-one comparable merger and acquisition transactions from October 2001 through June 2002 that involved sellers that share some characteristics with the Company, including companies in the business of selling software and providing related software training and support services. The premium analysis employed for the merger and acquisition transaction was deemed not relevant due to the fact that Previo was engaging in a Plan of Dissolution and thus, could not expect to demand a premium price for the Company. The reason that the premium as it relates to a merger and acquisition transaction is not relevant is primarily due to the inability of the Company to provide incremental revenues, cost savings, synergies or other such financial benefits to an acquirer. The primary purpose of reviewing these transactions was to explore the merger and acquisition environment in the software industry to determine if the Company had fully explored the alternatives available through such a transaction and the potential likelihood of completing such a transaction. Those comparable merger and acquisition transactions of companies included:

     o   Alladin System's acquisition of Erevu, Inc.;
     o Computer Network Technology Corp.'s acquisition of Business Impact Technology Solutions Ltd.;
     o   SunGard Data System's acquisition of Guardian iT plc;
     o Apax Partners and LLR Partners acquisition of Computer Horizons Corp. (Princeton Softech Division);
     o   SunMicrosystems' acquisition of Clustra Systems, Inc.;
     o   Legato Systems acquisition of OTG Software, Inc.;
     o Generation Partners acquisition of GE IT Solutions and Disaster Recovery Division;
     o   Veritas Software Corp.'s acquisition of The Kernel Group;
     o SunGard Data Systems acquisition of Comdisco, Inc.'s Availability Solutions Division;
     o   Precise Software Solutions Ltd. acquisition of W. Quinn Associates Ltd;
     o   Legato Systems acquisition of Software Clearing House, Inc.;
     o   OTG Software's acquisition of UniTree Software;
     o   Peregrine Systems acquisition of Remedy Corp.;
     o   Convergys Corp's acquisition of Keane, Inc. (Help Desk Division);
     o   SunMicrosystem's acquisition of LSC, Inc.;
     o   Remedy Corp's acquisition of Deodis SA;
     o Hewlett-Packard's acquisition of Imaware NV (IT Infrastructure Services Division);
     o   Peregrine Systems acquisition of Loran Technologies;
     o   Guardian iT plc acquisition of Safetynet Group Limited;
     o   McAfee.com's acquisition of Tufans Technology Corp.;
     o   OTG Software's acquisition of xVault, Inc.;
     o   Remedy Corp's acquisition of Ostream Corporation; and
     o   IBM's acquisition of Accessible Software.

         Estimated multiples paid in the comparable merger and acquisition transactions were based on information obtained from public filings, public company disclosures, press releases, industry and popular press reports, databases and other sources.

OTHER FACTORS

         No company, transaction or business utilized as a comparison in the comparable public company analysis or the comparable transaction analysis is identical to the Company or the proposed Asset Sale and Plan of Dissolution. In evaluating the comparable companies, Alliant Partners made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company. Accordingly, an analysis of the results of the foregoing is not entirely mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the transaction, public trading and other values of the comparable companies, comparable transactions or the business segment, companies or transactions to which they are being compared.

         While the foregoing summarizes the analyses and factors that Alliant Partners deemed material, it is not a comprehensive description of all analyses and factors considered by Alliant Partners. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Alliant Partners believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, would create an incomplete view of the evaluation process underlying Alliant Partners' fairness opinion. The conclusions reached by Alliant Partners may involve significant elements of subjective judgment and qualitative analysis. In performing its analyses, Alliant Partners considered general economic, market and financial conditions and other matters, many of which are beyond the control of the Company.

TERMS OF THE FINANCIAL ARRANGEMENT WITH ALLIANT PARTNERS

         Pursuant to its letter agreement with the Company, Alliant Partners has been paid an aggregate of $100,000 for its services in connection with rendering the fairness opinion. If the proposed Asset Sale is consummated, Alliant Partners will be paid an aggregate of $250,000 (which includes the $100,000 that has already been paid). Alliant Partners has not been paid any other consideration in the last two years by the Company. The Company has also agreed to reimburse Alliant Partners for its out-of-pocket expenses and to indemnify and hold harmless Alliant Partners and its affiliates and any person, director, employee or agent acting on behalf of Alliant Partners or any of its affiliates, or any person controlling Alliant Partners or its affiliates, for losses, claims, damages, expenses and liabilities relating to or arising out of services provided by Alliant Partners as financial advisor to the Company. The terms of the fee arrangement with Alliant Partners, which the Company and Alliant Partners believe are customary in transactions of this nature, were negotiated at arm's-length between Alliant Partners and the Company and the Company's board of directors was aware of the fee arrangement.

         Alliant Partners was retained by the Company based on Alliant Partners' experience as a financial advisor. As part of its investment banking business, Alliant Partners is frequently engaged in the valuation of technology businesses and their securities in connection with mergers and acquisitions, sales and divestitures, joint ventures and strategic partnerships, private financings and other specialized studies.

ABSENCE OF APPRAISAL RIGHTS

         Under Delaware law, the stockholders of the Company are not entitled to appraisal rights for their shares of the Company's common stock in connection with the transactions contemplated by the Dissolution Proposal, or to any similar rights under Delaware law.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is a general summary of the material federal income tax consequences of the Dissolution Proposal, including the Plan of Dissolution, to the Company and its stockholders, but does not purport to be a complete analysis of all the potential tax effects. The discussion addresses neither the tax consequences that may be relevant to particular categories of investors subject to special treatment under certain federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

         The discussion is based upon the Code, Treasury Regulations, administrative rulings and judicial decisions now in effect, all of which are subject to change at any time, either prospectively or retrospectively, by legislative, administrative or judicial action. The following discussion has no binding effect on the Internal Revenue Service (the "IRS") or the courts. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Dissolution Proposal and the Plan of Dissolution, and we will not seek an opinion of counsel with respect to the anticipated tax treatment summarized herein. There is no assurance that the liquidating trust, if created, will be treated as a liquidating trust for federal income tax purposes or that the distributions made pursuant to the Plan of Dissolution, if any, will be treated as liquidating distributions. If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the Company and/or the stockholder level, thus reducing the benefit to the stockholders and the Company from the liquidation.

CONSEQUENCES TO THE COMPANY

         It is anticipated that the Company will not incur any material tax liability from either the Asset Sale or any asset distribution. If we liquidate, we will continue to be subject to tax on the Company's taxable income until the liquidation is complete (i.e., until all of our remaining assets have been distributed to the stockholders or the liquidating trust). We will recognize gain or loss upon any liquidating distribution of property to stockholders or to the liquidating trust as if such property were sold to the stockholders or liquidating trust. The amount of such gain or loss will equal the difference between the Company's adjusted tax basis for each asset and the asset's fair market value on the date of distribution.

CONSEQUENCES TO STOCKHOLDERS

         The stockholders will not recognize any gain or loss as a result of the sale by the Company of its assets. If we liquidate, a stockholder will recognize gain or loss equal to the difference between (i) the sum of the amount of money and the fair market value of property (other than money) distributed to such stockholder directly or to the liquidating trust on the stockholder's behalf, and (ii) such stockholder's tax basis for his shares of common stock. A stockholder's tax basis in his shares will generally equal the stockholder's cost for his shares of common stock. The gain or loss will be a capital gain or loss, assuming the common stock is held as a capital asset. Long-term capital gain realized by a stockholder that is an individual, estate or trust is generally taxed at a maximum rate of 20%. A capital gain or loss will be long term with respect to stock that has been held by a stockholder for more than one year. Capital losses can generally be used to offset capital gains and, for individuals, estates or trusts, up to $3,000 of ordinary income. The tax basis of any property other than cash received by each stockholder upon the complete liquidation of the Company will be the fair market value of the property at the time of the distribution.

         If we liquidate, stockholders may receive one or more liquidating distributions, including a deemed distribution of cash and property transferred to the liquidating trust. The amount of any distribution should be applied first to reduce a stockholder's tax basis in his shares of common stock, but not below zero. If a stockholder owns more than one block of shares of common stock, the amount of any distribution must be allocated among the several blocks of shares owned by the stockholder in the proportion that the number of shares in a particular block bears to the total number of shares owned by the stockholder. The amount of the distributions in excess of a stockholder's basis in his common stock will be gain, and should be recognized in the year the distribution is received (or transferred to the liquidating trust). If the amount of the distributions are less than the stockholder's basis in his shares of common stock, the stockholder will generally recognize a loss in the year the final distribution is received by the stockholder or by the liquidating trust on behalf of the stockholder.

         If the Company liquidates, we will provide stockholders and the IRS with a statement of the amount of cash and the fair market value of any property distributed to the stockholders (or transferred to the liquidating trust) during that year as determined by the Company, at such time and in such manner as required by the Treasury Regulations.

THE LIQUIDATING TRUST

         If we transfer assets to the liquidating trust, stockholders will be treated for tax purposes as having received a distribution at the time of transfer of their pro rata share of money and the fair market value of property other than money transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the property transferred is subject. The distribution will be treated as a distribution in liquidation of the stockholder's common stock. The effect of the distribution on a stockholder's tax basis in his shares of common stock is discussed above in "Consequences to Stockholders."

         After formation of the liquidating trust, stockholders must take into account for federal income tax purposes their pro rata portion of any income, expense, gain or loss recognized by the liquidating trust. The income, expense, gain or loss recognized by the liquidating trust will not affect the stockholder's basis in his common stock.

         As a result of the transfer of property to the liquidating trust and the ongoing activities of the liquidating trust, stockholders should be aware that they may be subject to tax whether or not they have received any actual distributions from the liquidating trust with which to pay such tax.

         We believe the liquidating trust will not be treated as an association taxable as a corporation based upon the anticipated activities of the liquidating trust. Accordingly, the liquidating trust itself should not be subject to income tax.

         We have not obtained any IRS ruling as to the tax status of the liquidating trust, and there is no assurance that the IRS will agree with our conclusion that the liquidating trust should be treated as a liquidating trust for federal income tax purposes. If, contrary to our expectation, it were determined that the liquidating trust should be classified for federal income tax purposes as an association taxable as a corporation, income and losses of the liquidating trust would be reflected on its own tax return rather than being passed through to the stockholders and the liquidating trust would be required to pay federal income taxes at corporate tax rates. Furthermore, much of the above discussion would no longer be accurate. For instance, all or a portion of any distribution made to the stockholders from the liquidating trust could be treated as a dividend subject to tax at ordinary income tax rates.

TAXATION OF NON-UNITED STATES STOCKHOLDERS.

         Foreign corporations or persons who are not citizens or residents of the United States should consult their tax advisors with respect to the U.S. and non-U.S. tax consequences of the Plan of Dissolution.

CERTAIN STATE AND LOCAL INCOME TAX CONSEQUENCES

         We may be subject to liability for state and local taxes with respect to the sale of assets. Stockholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating distributions and their interests in the liquidating trust. State and local tax laws may differ in various respects from federal income tax law. Stockholders should consult their tax advisors with respect to the state and local tax consequences of the Plan of Dissolution.

         The foregoing summary of certain income tax consequences is included for general information only and does not constitute legal advice to any stockholder. The tax consequences of the Plan of Dissolution may vary depending upon the particular circumstances of the stockholder. We recommend that each stockholder consult his or her own tax advisor regarding the tax consequences of the Plan of Dissolution.

VOTE REQUIRED AND BOARD RECOMMENDATION

         The approval of the Plan of Dissolution requires the affirmative vote of the holders of a majority of the outstanding shares of common stock as of the record date for the Special Meeting.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 2

                              SECURITY OWNERSHIP OF

                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information regarding the ownership of our common stock as of June 15, 2002 by: (i) each of our directors,
(ii) our executive officers, (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

                                                                            SHARES BENEFICIALLY OWNED(1)
                                                                      -------------------------------------------
                                                                                             PERCENT BENEFICIALLY
NAME OF BENEFICIAL OWNER                                              TOTAL NUMBER                  OWNED
--------------------------------------------------------------        ------------           --------------------
Leroy C. Kopp (2).............................................           850,399                    12.3%
Gary W. Clow (3)..............................................           689,759                     9.6%
Peter D. Schleider (4)........................................           499,293                     7.2%
Robert W. Johnson (5).........................................           489,589                     7.1%
Douglas L. Whiting (6)........................................           345,625                     5.0%
Tom Dilatush (7)..............................................           212,770                     3.0%
James T. Nicol (8)............................................           157,191                     2.2%
Clifford L. Flowers (9).......................................           115,195                     1.6%
Corey M. Smith (10)...........................................            54,293                     *
All directors and executive officers as a group (11)
   (7 individuals)............................................         2,218,090                    28.3%

-------------------------------

*    less than 1%

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property and marital property laws where applicable, the company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned and has a business address of Previo, Inc., 12636 High Bluff Drive, 4th Floor, San Diego, California 92130-2093. Applicable percentages are based on 6,890,559 shares outstanding on June 15, 2002, adjusted as required by rules promulgated by the SEC.

(2) Includes 110,000 shares held by the Kopp Investment Advisors of which Mr. Kopp is the president and sole shareholder, 120,000 shares held by the Kopp Family Foundation of which Mr. Kopp is a director, and 347,890 shares held by various clients of Kopp Investment Advisors. Mr. Kopp has no voting power over and shares investment power with the clients who own these latter shares.

(3) Includes 25,025 shares held by the Cristina Clow Trust and 25,000 shares held by the Andrew Clow Trust, of which Mr. Clow is a co-trustee and of which Mr. Clow disclaims beneficial ownership, and 314,284 shares issuable upon exercise of options held by Mr. Clow that are exercisable within 60 days of June 15, 2002.

(4) Includes 460,000 shares held of record by the RKB Capital, L.P., of which Mr. Schleider is the general partner, and 39,293 shares issuable upon exercise of options held by Mr. Schleider that are exercisable within 60 days of June 15, 2002.

(5) Includes 441,750 shares held by the Robert W. Johnson Revocable Trust, of which Mr. Johnson is Trustee and 47,839 shares issuable upon exercise of options held by Mr. Johnson that are exercisable within 60 days of June 15, 2002.

(6) Includes 345,625 shares held by the Whiting Family Trust, of which Dr. Whiting serves as trustee.

(7) Includes 207,337 shares issuable upon exercise of options held by Mr. Dilatush that are exercisable within 60 days of June 15, 2002. Mr. Dilatush's employment terminated on July 15, 2002.

(8) Includes 157,191 shares issuable upon exercise of options held by Mr. Nicol that are exercisable within 60 days of June 15, 2002. Mr. Nicol's employment terminated on June 21, 2002.

(9) Includes 114,695 shares issuable upon exercise of options held by Mr. Flowers that are exercisable within 60 days of June 15, 2002.

(10) Includes 54,293 shares issuable upon exercise of options held by Mr. Smith that are exercisable within 60 days of June 15, 2002.

(11) Includes shares described in the notes above, as applicable.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 8, 2001, we entered into an employment agreement with Clifford L. Flowers. According to the terms of the agreement, Mr. Flowers agreed to serve as our Vice President of Finance, Chief Financial Officer and as a Member of the Office of the President. On July 2, 2002, the office of the President was eliminated and Mr. Flowers was appointed as our President. Pursuant to the terms of the employment agreement, Mr. Flowers receives annual compensation of $200,000 in addition to the opportunity to earn up to 40% of his annual salary for achievement of certain corporate and individual performance objectives to be determined quarterly by the board of directors. Additionally, Mr. Flowers could earn an additional bonus of up to 10% of his salary, also based on objectives to be determined by the board of directors. In January 2001, Mr. Flowers was granted 80,000 options at an exercise price of $3.19, 20,024 shares vesting on January 1, 2001, with 1,666 additional shares vesting at the end of each monthly period thereafter for a period of three years. The employment agreement also contains a severance clause by which Mr. Flowers will receive 50% of his highest annual base salary in the event he is terminated without cause or good reason. Additionally, under the terms of the agreement, if Mr. Flowers is terminated without cause or good reason as a result of a corporate merger or acquisition, he will receive immediate vesting of 50% of his unvested options, and may, in the event our stock price is trading equal to or above $15.00, receive immediate vesting of 100% of his unvested options for those options granted pursuant to this agreement. In April of 2002, the Company executed an additional agreement with Mr. Flowers, under which the severance clause was amended to increase the amount of compensation payable to Mr. Flowers in the event of a termination without cause or good reason, to 100% of his highest annual base salary.

         Tom Dilatush's employment with the Company as our Chief Executive Officer and member of the Office of the President terminated on July 15, 2002. Mr. Dilatush received severance in the amount of $168,750.

         James Nicol's employment with the Company as our Vice President of Product Development and member of the Office of the President terminated on June 21, 2002. Mr. Nicol received severance in the amount of $100,000.

         Our bylaws provide that we will indemnify our directors and may indemnify our officers, employees, and other agents to the fullest extent permitted by law. We believe that indemnification under our bylaws covers at least negligence and gross negligence by indemnified parties, and may require us to advance litigation expenses in the case of stockholder derivative actions or other actions, against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification.

         In addition, our certificate of incorporation provides that to the fullest extent permitted by Delaware law, our directors will not be liable for monetary damages for breach of the directors' fiduciary duty of care to the Company and its stockholders. This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as an injunction or other forms of non-monetary relief would remain available under Delaware law. Each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for acts or omissions that the director believes to be contrary to the best interests of the Company or its stockholders, for any transaction from which the director derived an improper personal benefit, for acts or omissions involving a reckless disregard for the director's duty to the Company or its stockholders when the director was aware or should have been aware of a risk of serious injury to the Company or its stockholders, for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the Company or its stockholders, for improper transactions between the director and the Company, and for improper distributions to stockholders and loans to directors and officers. This provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

         We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings to which he is or may be made a party to by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and our bylaws.

         We maintain insurance policies covering officers and directors under which the insurers agree to pay, subject to certain exclusions, including certain violations of securities laws, for any claim made against our directors and officers for a wrongful act that they may become legally obligated to pay or for which we are required to indemnify the officers or directors. We believe that our certificate of incorporation and bylaw provisions, indemnification agreements and such insurance policies are necessary to attract and retain qualified persons as directors and officers.

                             ADDITIONAL INFORMATION

         We are subject to the reporting requirements of the Exchange Act, and file reports, proxy statements and other information with the SEC. You may read and copy any material we file with the SEC at its public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our public filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov. You may also inspect all reports, proxy statements and other information we filed with the Nasdaq Stock Market at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

         The SEC allows us to "incorporate by reference" into this document. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document. This document incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our finances.

         1. Previo, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2001;

         2. Previo, Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2002;

         3. Previo, Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002; and

         4. Previo, Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002.

         We are also incorporating by reference additional documents that we may file with the SEC between the date of this document and the date of the Special Meeting.

         In conjunction with this proxy statement, we are also sending you our 2001 annual report to stockholders, which includes the Report on Form 10-K referenced above. You can obtain additional copies of our annual report as well as any of the other incorporated documents by contacting us. We will send you the documents incorporated by reference without charge.

         Stockholders may obtain documents incorporated by reference in this document by requesting them in writing or by telephone from the following:
Clifford Flowers, Corporate Secretary, Previo, Inc., 12636 High Bluff Drive, Suite 400, San Diego, California 92130-2093, (858) 793-2800.


                         HOUSEHOLDING OF PROXY MATERIALS

         The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. The process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

         This year a number of brokers with account holders who are Previo stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to the Company's Corporate Secretary, 12636 High Bluff Drive, Suite 400, San Diego, California 92130 or contact the Company's Corporate Secretary at (858) 793-2800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

                                  OTHER MATTERS

         The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                By Order of the Board of Directors




                                CLIFFORD L. FLOWERS
                                President, Chief Financial Officer and Secretary


August 20, 2002

                                   APPENDIX A

                            ASSET PURCHASE AGREEMENT


                                  BY AND AMONG


                                 ALTIRIS, INC.,


                                       AND

                                  PREVIO, INC.

                                       AND

                                PREVIO ESTONIA OU







                               AS OF JULY 15, 2002



                                                    TABLE OF CONTENTS
                                                                                                                   PAGE
                                                                                                                   ----

Article 1 DEFINITIONS.................................................................................................1
         1.1      Capitalized Terms...................................................................................1
         1.2      Construction........................................................................................7

Article 2 PURCHASE AND SALE...........................................................................................8
         2.1      Purchase and Sale of Assets.........................................................................8
         2.2      Delivery of Acquired Assets.........................................................................9
         2.3      Assignments; Stock Transfer.........................................................................9
         2.4      Transfer of Product Software Copyrights.............................................................9
         2.5      Transferred Contracts..............................................................................10
         2.6      Further Assurances; Post-Closing Cooperation.......................................................10
         2.7      Assumed Liabilities................................................................................11
         2.8      Excluded Liabilities...............................................................................11
         2.9      Excluded Assets....................................................................................12
         2.10     Liabilities of Sub.................................................................................12
         2.11     Support Related to Certain Customer Contracts......................................................12

Article 3 CLOSING AND PURCHASE PRICE.................................................................................12
         3.1      Closing............................................................................................12
         3.2      Purchase Price; Working Capital Reimbursement......................................................12
         3.3      Allocation of Purchase Price.......................................................................13
         3.4      Transfer Taxes.....................................................................................13

Article 4 REPRESENTATIONS AND WARRANTIES OF SELLER...................................................................13
         4.1      Organization of Seller.............................................................................13
         4.2      Authority..........................................................................................14
         4.3      No Conflict........................................................................................14
         4.4      Transferred Contracts..............................................................................14
         4.5      Consents...........................................................................................15
         4.6      Support Contracts..................................................................................15
         4.7      Liabilities........................................................................................15
         4.8      Restrictions on Business Activities................................................................16
         4.9      Title to Properties; Absence of Liens and Encumbrances; Condition of Equipment.....................16
         4.10     Customers and Sales................................................................................16
         4.11     Intellectual Property..............................................................................17
         4.12     Litigation.........................................................................................20
         4.13     Brokers' or Finders' Fees..........................................................................20
         4.14     Tax Matters........................................................................................20
         4.15     Power of Attorney..................................................................................21
         4.16     Affiliated Transactions............................................................................21
         4.17     Compliance with Laws...............................................................................22
         4.18     Product Warranties.................................................................................22
         4.19     Complete Copies of Materials.......................................................................22

                                                          -i-

                                                    TABLE OF CONTENTS
                                                      (continued)
                                                                                                                   PAGE
                                                                                                                   ----
         4.20     Bulk Transfer Laws.................................................................................22
         4.21     Excluded Liabilities...............................................................................22
         4.22     Acquired Assets....................................................................................22
         4.23     WARN Act...........................................................................................22
         4.24     SEC Filings; Seller Financial Statements...........................................................23
         4.25     Representations Complete...........................................................................23

Article 5 REPRESENTATIONS AND WARRANTIES OF SELLER AND SUB...........................................................24
         5.1      Organization.......................................................................................24
         5.2      Authority..........................................................................................24
         5.3      Capital Stock of Sub...............................................................................24
         5.4      No Conflicts.......................................................................................25
         5.5      Consents...........................................................................................25
         5.6      Financial Statements...............................................................................25
         5.7      No Adverse Changes.................................................................................25
         5.8      Tax Returns and Audits.............................................................................26
         5.9      Title to Assets....................................................................................27
         5.10     Real Property......................................................................................27
         5.11     Personal Property..................................................................................27
         5.12     Contracts..........................................................................................28
         5.13     Intellectual Property..............................................................................28
         5.14     Insurance..........................................................................................32
         5.15     Employee Matters...................................................................................32
         5.16     Litigation; Compliance; Permits....................................................................33
         5.17     Environmental Compliance...........................................................................34
         5.18     Corporate Records..................................................................................34
         5.19     Bank Accounts; Power of Attorney...................................................................34
         5.20     Warranties.........................................................................................34
         5.21     Foreign Corrupt Practices..........................................................................34
         5.22     Complete Copies....................................................................................35
         5.23     Disclosure.........................................................................................35

Article 6 REPRESENTATIONS AND WARRANTIES OF BUYER....................................................................35
         6.1      Organization, Good Standing and Qualification......................................................35
         6.2      Authority..........................................................................................35
         6.3      No Conflict........................................................................................35
         6.4      Consents...........................................................................................36
         6.5      Brokers' and Finders' Fees.........................................................................36
         6.6      Purchase Price.....................................................................................36


                                                          -ii-

Article 7 COVENANTS AND AGREEMENTS...................................................................................36
         7.1      Access.............................................................................................36
         7.2      Operation of the Businesses........................................................................37
         7.3      Conduct Prior to Closing...........................................................................38
         7.4      Confidentiality....................................................................................39
         7.5      Collateral Agreements; Share Purchase Agreement....................................................39
         7.6      Covenant not to Compete or Solicit.................................................................39
         7.7      No Solicitation....................................................................................41
         7.8      Notification of Certain Matters....................................................................41
         7.9      Public Disclosure..................................................................................42
         7.10     Use of Confidential Information....................................................................42
         7.11     Consents...........................................................................................42
         7.12     Benefits Liabilities...............................................................................42
         7.13     Meeting of Stockholders............................................................................42
         7.14     WARN Act...........................................................................................43
         7.15     Reasonable Efforts.................................................................................43
         7.16     Additional Documents and Further Assurances........................................................43

Article 8 CONDITIONS TO THE CLOSING..................................................................................44
         8.1      Conditions to Obligations of Each Party............................................................44
         8.2      Additional Conditions to the Obligations of Buyer..................................................44
         8.3      Additional Conditions to Obligations of Seller.....................................................45

Article 9 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.................................................................46
         9.1      Survival of Representations, Warranties and Covenants..............................................46

Article 10 TERMINATION, AMENDMENT AND WAIVER.........................................................................46
         10.1     Termination........................................................................................46
         10.2     Effect of Termination; Notice of Termination.......................................................48
         10.3     Amendment..........................................................................................48
         10.4     Extension; Waiver..................................................................................48

Article 11 GENERAL...................................................................................................48
         11.1     Notices............................................................................................48
         11.2     Entire Agreement; Assignment.......................................................................49
         11.3     Severability.......................................................................................50
         11.4     Other Remedies.....................................................................................50
         11.5     GOVERNING LAW......................................................................................50
         11.6     Jurisdiction and Venue.............................................................................50
         11.7     Rules of Construction..............................................................................50
         11.8     WAIVER OF JURY TRIAL...............................................................................50
         11.9     Fees and Expenses..................................................................................51
         11.10    Counterparts.......................................................................................51



                                                         -iii-

   EXHIBITS
   --------
   Exhibit A               Form of General Assignment and Bill of Sale
   Exhibit B               Form of Transferred Intellectual Property Rights Assignments
   Exhibit C               Form of Share Purchase Agreement
   Exhibit D               Seller Disclosure Schedule
   Exhibit E               Sub Disclosure Schedule

   SCHEDULES
   ---------
   Schedule 1.1(gg)        Licenses granted pursuant to inbound license agreements
   Schedule 1.1(nn)        Products
   Schedule 1.1(mmm)       Tangible Assets
   Schedule 1.1(ppp)       Third Party Technology
   Schedule 1.1(qqq)       Transferred Contracts
   Schedule 1.1(rrr)       Transferred Intellectual Property Rights
   Schedule 1.1(sss)       Transferred Technology
   Schedule 1.1(ttt)       Transferred Trademarks
   Schedule 2.9            Excluded Assets
   Schedule 4.10           Customers
   Schedule 4.11(a)        Registered Intellectual Property Rights
   Schedule 4.11(g)        Third Party Technology
   Schedule 4.11(o)        Form of Proprietary Rights and Confidentiality Agreement
   Schedule 4.18           Copies of Standard Terms and Conditions of License for Seller
   Schedule 4.22           Intellectual Property Rights or Technology Not Transferable without Consent
   Schedule 5.3            Capitalization
   Schedule 5.6            Financial Statements
   Schedule 5.10           Leases
   Schedule 5.11           Personal Property
   Schedule 5.12           Contracts
   Schedule 5.13           Intellectual Property
   Schedule 5.14           Insurance
   Schedule 5.15           Employees
   Schedule 5.16           Litigation
   Schedule 5.19           Bank Accounts
   Schedule 5.20           Warranties
   Schedule 8.2(b)         Release of Liens



                                                          -iv-

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (the "Agreement"), is made and entered into as of July 15, 2002, by and among Altiris, Inc., a Delaware corporation with a principal place of business at 588 West 400 South, Lindon, Utah ("Buyer"), and Previo, Inc., a Delaware corporation with a principal place of business at 12636 High Bluff Drive, San Diego, California ("Seller"), and Previo Estonia OU, a commercial undertaking duly established and operating under the laws of the Republic of Estonia and a wholly owned subsidiary of Seller with registration number 10096567 and principal place of business at Laki 11b, Tallinn, Estonia ("Sub").

                                    RECITALS

         WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, certain assets of Seller, in exchange for the assumption of certain liabilities relating to such assets, cash and the other consideration set forth below;

         WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of the outstanding capital stock of Sub consisting of one share with par value 40'000 Estonian kroons, being the lawful currency of the Republic of Estonia ("EEK"), for cash as set forth below; and

         WHEREAS, Buyer and Seller desire to enter into certain other agreements for their mutual benefit;

         NOW, THEREFORE, in consideration of the covenants, representations, warranties and mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS
                                   -----------

         1.1 CAPITALIZED TERMS. The following capitalized terms shall have the meanings set forth below:

                  (a) "ACQUIRED ASSETS" shall have the meaning set forth in
Section 2.1.

                  (b) "ACTIONS OR PROCEEDINGS" means any and all actions, suits, proceedings, arbitration, or governmental or regulatory investigations or audits.

                  (c) "AFFILIATE" shall mean, with respect to any Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such other Person.

                  (d) "AGREEMENT" means this Asset Purchase Agreement and all exhibits and schedules hereto.

                  (e) "ALLOCATION" shall have the meaning set forth in Section 3.3.

                  (f) "ASSET SALE" means (i) the sale by Seller to Buyer, and the purchase by Buyer from Seller, of the Acquired Assets and (ii) the transfer by Seller to Buyer, and the assumption by Buyer from Seller, of the Assumed Liabilities.

                  (g) "ASSUMED LIABILITIES" shall have the meaning set forth in
Section 2.7.

                  (h) "BENEFITS LIABILITIES" means, with respect to any Employee Plan, any and all claims, debts, liabilities, commitment and obligations, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever or however arising, including all costs and expenses relating thereto, and including those debts, liabilities and obligations arising under law, rule, regulation, permits, action or proceeding before any Governmental Entity, order or consent decree or any award of any arbitrator of any kind, and those arising (i) under any Contract between Seller and any of its employees and (ii) any Contract between Seller or Sub and any of the employees of Sub.

                  (i) "BOARD RECOMMENDATION" shall have the meaning set forth in
Section 7.13(b).

                  (j) "CLOSING" shall have the meaning set forth in Section 3.1.

                  (k) "CLOSING DATE" shall have the meaning set forth in Section 3.1.

                  (l) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (m) "COLLATERAL AGREEMENTS" shall have the meaning set forth in Section 2.3(a).

                  (n) "COMPETITIVE BUSINESS ACTIVITY" shall have the meaning set forth in Section 7.6(a).

                  (o) "CONFLICT" shall have the meaning set forth in Section
4.3.

                  (p) "CONTRACT" means a mortgage, indenture, lease, contract, covenant or other agreement, instrument or commitment, permit, concession, franchise or license.

                  (q) "CUSTOMER AND SALES RECORDS" means the Customer Information as contained in Seller's CRM database.

                  (r) "CUSTOMER INFORMATION" shall have the meaning set forth in
Section 4.9(e).

                  (s) "DISSOLUTION" means the dissolution or winding-up of Seller's business after the Closing in a manner providing for full payment to or adequate provision for creditors in advance of any distribution to Seller's stockholders.

                  (t) "DISSOLUTION DATE" means the date on which the Seller files its certificate of dissolution with the Delaware Secretary of State.

                  (u) "EMPLOYEE CONTRACT" means each management, employment, severance, consulting, relocation, repatriation, expatriation, visas, work permit or other agreement, or contract between Seller or Sub and any employee of Sub.

                  (v) "EMPLOYEE PLAN" means any plan, program, policy, practice, contract, agreement or other material arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written, unwritten or otherwise, funded or unfunded, including, without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA, which is or has been maintained, contributed to, or required to be contributed to, (i) by Seller for the benefit of any of its employees or (ii) by Seller or Sub for the benefit of any of the employees of Sub, or with respect to which (x) Seller has or may have any liability or obligation to any of its employees or (y) Seller or Sub has or may have any liability or obligation to any of the employees of Sub.

                  (w) "ERISA" means the Employment Retirement Income Security Act of 1974, or any successor law, and regulations and rules issued pursuant to such Act or any successor law.

                  (x) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (y) "EXCLUDED ASSETS" shall have the meaning set forth in
Section 2.9.

                  (z) "EXCLUDED LIABILITIES" shall have the meaning set forth in
Section 2.8.

                  (aa) "FINANCIAL STATEMENTS" shall have the meaning set forth in Section 5.6.

                  (bb) "GAAP" means United States generally accepted accounting principles as of the date hereof.

                  (cc) "GENERAL ASSIGNMENT" shall have the meaning set forth in
Section 2.3(a).

                  (dd) "GOVERNMENTAL ENTITY" means any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency or commission.

                  (ee) "INTELLECTUAL PROPERTY RIGHTS" means any or all of the following and all statutory or common law rights throughout the world in, arising out of, or associated with: (i) all patents and applications (including provisional applications) therefor and all reissues, divisions, renewals, extensions, continuations and continuations in part thereof (collectively, "Patents"); (ii) all inventions (whether patentable or not), invention disclosures and improvements, all trade secrets, proprietary information, know how and technology; (iii) all works of authorship, copyrights, derivative works, mask works, copyright and mask work registrations and applications; (iv) all trade names, logos, trademarks and service marks, and all trademark and service mark registrations and applications (collectively, "Trademarks"); (v) all databases and data collections (including, without limitation, knowledge databases, customer lists and customer databases); (vi) all rights in Software;
(vii) rights to Uniform Resource Locators and Web site addresses, content and domain names; (viii) any similar, corresponding or equivalent rights to any of the foregoing; and (ix) all goodwill associated with any of the foregoing.

                  (ff) "LIABILITY" means any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability), regardless of whether any such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

                  (gg) "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind whatsoever in respect of such asset, not including liens for Taxes not yet due and payable; PROVIDED, HOWEVER, that the term "Lien" shall not include: (i) statutory liens for Taxes that are not yet due and payable or are being contested in good faith by appropriate proceedings or that are otherwise not material; and (ii) licenses granted pursuant to inbound license agreements listed on Schedule 1.1(gg) or outbound license agreements entered into by Seller in the ordinary course and in each case made available to Buyer.

                  (hh) "MATERIAL ADVERSE EFFECT ON THE ACQUIRED ASSETS" means any circumstance, change or event that materially impairs Buyer's ability to (i) make, have made, use, import, display, perform, produce and copy the Transferred Technology, (ii) distribute, publish, license, market, offer to sell, sell and otherwise commercialize the Transferred Technology, or (iii) modify and make derivative works and improvements and otherwise exploit the Transferred Technology and any part thereof and any derivative work, improvement or successor thereof, in each case at least to the extent the Buyer enjoys such rights under that certain Software License Agreement entered into by and among the parties as of June 24, 2002; PROVIDED, HOWEVER, in the case of each of (i),
(ii) and (iii) above, (A) excluding any circumstance, change or event attributable to conditions affecting the United States economy as a whole, (B) with respect to breaches of representations and warranties in Section 4.11 and
Section 5.13, excluding any circumstance, change or event to the extent attributable to Buyer using or exploiting the Transferred Technology in a manner materially different than Seller or Sub's previous use or exploitation of that Transferred Technology, and (C) with respect to all other representations and warranties, excluding any circumstance, change or event unique to, and proximately caused by, Buyer.

                  (ii) "NON-COMPETITION PERIOD" shall have the meaning set forth in Section 7.6(a).

                  (jj) "NON-DISCLOSURE AGREEMENT" shall have the meaning set forth in Section 7.4.

                  (kk) "OBJECT CODE" means computer software, substantially or entirely in binary form, which is intended to be directly executable by a computer after suitable processing and linking but without the intervening steps of compilation or assembly.

                  (ll) "PERSON" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group of any of the foregoing.

                  (mm) "PRE-CLOSING PERIOD" shall have the meaning set forth in
Section 7.1.

                  (nn) "PRODUCTS" means any and all versions, releases, updates or enhancements of the products listed on Schedule 1.1(nn), and any products or Technology under development by or on the behalf of Seller relating to or incorporating any of the products listed on Schedule 1.1(nn), and all documentation, training or other tangible or intangible materials related to any of the foregoing.

                  (oo) "PTO" means the United States Patent and Trademark
Office.

                  (pp) "PURCHASE PRICE" means (i) for the Acquired Assets other than the Stock, that amount in cash equal to US$302,980.00, and (ii) for the Stock, that amount in cash equal to US$197,020.00.

                  (qq) "REGISTERED INTELLECTUAL PROPERTY" means all United States, international and foreign: (i) Patents and Patent applications (including provisional applications); (ii) registered trademarks or service marks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks or service marks; (iii) registered copyrights and applications for copyright registration; (iv) domain name registrations; and (v) any other Intellectual Property Rights that are the subject of an application, certificate, filing, registration or other document issued, filed with or recorded by any Governmental Entity.

                  (rr) "RESTRICTED TERRITORY" shall have the meaning set forth in Section 7.6(a).

                  (ss) "RETURNS" shall have the meaning set forth in Section 4.14(b)(i).

                  (tt) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (uu) "SEC" means the United States Securities and Exchange Commission.

                  (vv) "SELLER BALANCE SHEET" shall have the meaning set forth in Section 4.24(b).

                  (ww) "SELLER DISCLOSURE SCHEDULE" shall have the meaning set forth in ARTICLE 4.

                  (xx) "SELLER FINANCIALS" shall have the meaning set forth in
Section 4.24(b).

                  (yy) "SELLER PROXY STATEMENT" shall have the meaning set forth in Section 7.13(b).

                  (zz) "SELLER SEC REPORTS" shall have the meaning set forth in
Section 4.24(a).

                  (aaa) "SELLERS STOCKHOLDERS MEETING" shall have the meaning set forth in Section 7.13(a).

                  (bbb) "SHARE PURCHASE AGREEMENT" shall have the meaning set forth in Section 2.3(b).

                  (ccc) "SOFTWARE" means any and all computer software and code, including assemblers, applets, compilers, Source Code, Object Code, data (including image and sound data), design tools and user interfaces, in any form or format, however fixed. Software shall include Source Code listings and documentation, including any current or enhanced versions or updates thereto.

                  (ddd) "SOURCE CODE" means computer software code which may be printed out or displayed in human readable form, including related programmer comments and annotations, help text, data and data structures, instructions, and procedural, object-oriented and other code which may be printed out or displayed in human readable form.

                  (eee) "STOCK" means the sole issued and outstanding share with par value of 40'000 EEK of Sub.

                  (fff) "STOCK SALE" means the sale by Seller to Buyer, and the purchase by Buyer from Seller, of the Stock for the consideration and on the terms set forth in this Agreement and the Share Purchase Agreement.

                  (ggg) "SUB CONTRACTS" shall have the meaning set forth in
Section 5.12.

                  (hhh) "SUB DISCLOSURE SCHEDULE" shall have the meaning set forth in ARTICLE 5.

                  (iii) "SUB INTELLECTUAL PROPERTY RIGHTS" means any Intellectual Property Rights, including Sub Registered Intellectual Property, that is owned by, or exclusively licensed to, Sub.

                  (jjj) "SUB PRODUCTS" shall have the meaning set forth in
Section 5.13(a).

                  (kkk) "SUB REGISTERED INTELLECTUAL PROPERTY" shall have the meaning set forth in Section 5.13(b).

                  (lll) "SUPPORT CONTRACTS" means those Contracts pursuant to which Seller is obligated to provide support and maintenance to its customers, which are identified and set forth on Schedule 1.1(qqq).

                  (mmm) "TANGIBLE ASSETS" means the tangible assets listed on
Schedule 1.1(mmm).

                  (nnn) "TAX" and "TAXES" shall have the meanings set forth in
Section 4.14(a).

                  (ooo) "TECHNOLOGY" means all information and Intellectual Property Rights related to, constituting or disclosing, and all tangible or intangible copies and embodiments in any media of, technology, including all know-how, show-how, techniques, trade secrets, inventions (whether or not patented or patentable), algorithms, routines, Software, files, databases, works of authorship or processes.

                  (ppp) "THIRD PARTY TECHNOLOGY" means any Technology of any third party or in the public domain, including open source, public source or freeware Technology or any modification or derivative thereof, including any version of any Software licensed pursuant to any university agreement, GNU general public license or limited general public license that was used in, incorporated into, integrated or bundled with any Technology that is or was, incorporated in, or used in the development or compilation of any Product, or listed in Schedule 1.1(ppp). Third Party Technology shall also include Technology of any third party developed using government or Federal funds.

                  (qqq) "TRANSFERRED CONTRACTS" means all Contracts listed on
Schedule 1.1(qqq).

                  (rrr) "TRANSFERRED INTELLECTUAL PROPERTY RIGHTS" means (i) all Intellectual Property Rights embodied by, related to or which would be infringed by the making, using, offering for sale, selling, importing, copying, modifying, distributing or other exploitation of, the Products and the Transferred Technology, but in each case excluding Third Party Technology, including all Copyrights embodied by the Products; (ii) the Transferred Trademarks; (iii) all Intellectual Property Rights listed or described in Schedule 1.1(rrr); and (iv) all Intellectual Property Rights owned, legally transferable or otherwise legally disposable by Seller embodied by, related to or which would be infringed by the making, using, offering for sale, selling, importing, copying, modifying, distributing or other exploitation of, Third Party Technology.

                  (sss) "TRANSFERRED TECHNOLOGY" means all Technology necessary or useful to the development, use, distribution or other exploitation of the Products, including the Technology constituting the Products and all Technology listed on Schedule 1.1(sss), but excluding Third Party Technology. To the extent that any Software constitutes Transferred Technology, all versions and releases of such Software, and Software from which such Software was derived, in both Source Code and Object Code form, shall be included as Transferred Technology.

                  (ttt) "TRANSFERRED TRADEMARKS" means all registered and common law Trademarks of Seller in any jurisdiction in the world primarily associated with the Products including the Product names and the Trademarks listed on
Schedule 1.1(ttt).

                  (uuu) "WARN ACT" means the Worker Adjustment and Retraining Notification Act.

                  (vvv) "WORKING CAPITAL REIMBURSEMENT AMOUNT" shall have the meaning set forth in Section 3.2(b).

                  (www) "YEAR 2000" shall have the meaning set forth in Section 4.11(u).


         1.2 Construction.

                  (a) For purposes of this Agreement, whenever the context requires: the singular number will include the plural, and vice versa; the masculine gender will include the feminine and neuter genders; the feminine gender will include the masculine and neuter genders; and the neuter gender will include the masculine and feminine genders.

                  (b) Any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Agreement.

                  (c) As used in this Agreement, the words "include" and "including" and variations thereof will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words "without limitation."

                  (d) Except as otherwise indicated, all references in this Agreement to "Articles," "Schedules," "Sections" and "Exhibits" are intended to refer to Articles, Schedules, Sections and Exhibits to this Agreement.

                  (e) The headings in this Agreement are for convenience of reference only, will not be deemed to be a part of this Agreement, and will not be referred to in connection with the construction or interpretation of this Agreement.

                                   ARTICLE 2

                                PURCHASE AND SALE
                                -----------------

         2.1 PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions set forth in this Agreement, Seller hereby sells, conveys, transfers, assigns and delivers to Buyer, and Buyer hereby purchases from Seller all of Seller's right, title and interest in and to the following assets free and clear of any and all Liens (collectively, the "Acquired Assets"):

                  (a) The Tangible Assets;

                  (b) The Transferred Intellectual Property Rights;

                  (c) The Transferred Technology;

                  (d) All Third Party Technology legally transferable by Seller to Buyer;

                  (e) All rights (including, without limitation, rights to Third Party Technology) of Seller under the Transferred Contracts; (f) The Customer and Sales Records;

                  (g) All user manuals relating to the Products;

                  (h) All rights to recover past, present and future claims and damages for the breach, infringement or misappropriation, as the case may be, of any of the foregoing; and

                  (i) The Stock.

         2.2 DELIVERY OF ACQUIRED ASSETS.

                  (a) On the Closing, Seller shall, at Seller's sole cost, in the manner and form reasonably specified by Buyer, deliver to Buyer or other entity designated by Buyer, all of the Acquired Assets, or (i) in the case of the Transferred Intellectual Property Rights or other intangible assets, such instruments as are necessary or reasonably requested to document and to transfer title to such assets from Seller to Buyer in accordance with Section 2.3(a) below and (ii) in the case of the Stock, the Share Purchase Agreement in accordance with Section 2.3(b) below. Without limiting the foregoing, all Software included in the Transferred Technology or the Third Party Technology legally transferable by Seller to Buyer shall, at Buyer's request, be delivered to Buyer by electronic means.

                  (b) To the extent that Buyer cannot be granted possession by Seller in respect of certain assets as of the Closing, those assets shall be held by Seller for and on behalf of Buyer until such time as Buyer or its designee is granted possession thereof and during such period Seller shall bear all risk of loss with respect to such assets.

         2.3 ASSIGNMENTS; STOCK TRANSFER.

                  (a) Without limiting the foregoing, at the Closing, Seller shall deliver to Buyer, duly executed by Seller: (i) a General Assignment and Bill of Sale substantially in the form of Exhibit A hereto (the "General Assignment"); (ii) assignments of the Transferred Intellectual Property Rights substantially in the form of the assignments set forth in Exhibit B hereto, including the copyright registrations and assignments required pursuant to
Section 2.4; and (iii) such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance reasonably acceptable to Buyer's counsel, as shall be effective to vest in Buyer good and valid title in and to the Acquired Assets (the General Assignment and the other instruments referred to in clauses (i), (ii) and (iii) being collectively referred to herein as the "Collateral Agreements").

                  (b) Without limiting the foregoing, at the Closing, Seller shall deliver to Buyer and Buyer shall deliver to Seller, a duly executed copy of the Share Purchase Agreement in substantially the form set forth in Exhibit C hereto, which has been duly attested by a registered notary in Tallinn, Estonia.

         2.4 TRANSFER OF PRODUCT SOFTWARE COPYRIGHTS. For each of the Products for which Seller has filed a copyright registration with the United States Copyright Office, Seller shall deliver to Buyer at Closing an assignment in substantially the form set forth in Exhibit B to record the transfer of such copyright to Buyer in the United States Copyright Office.

         2.5 TRANSFERRED CONTRACTS. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any Transferred Contract or any claim or right or any benefit arising thereunder or resulting therefrom IF an attempted assignment thereof, without the consent of a party thereto, would constitute a breach or other contravention thereof, noncompliance by Seller therewith or in any way adversely affect the rights of Seller or Buyer thereunder. Seller shall cooperate with Buyer until the later of the (i) Dissolution Date or (ii) the Closing Date to assist Buyer in obtaining such required consents.

         2.6 FURTHER ASSURANCES; POST-CLOSING COOPERATION.

                  (a) At any time or from time to time after the Closing, at Buyer's request and without further consideration, Seller and Sub shall: (i) execute and deliver to Buyer such other instruments of sale, transfer, conveyance, assignment and confirmation; (ii) provide such materials and information; and (iii) take such other actions, as Buyer may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Buyer, to confirm Buyer's title to, all of the Acquired Assets, and, to the full extent permitted by law, to put Buyer in actual possession and operating control of the Acquired Assets and to assist Buyer in exercising all rights with respect thereto, and otherwise to cause Seller to fulfill its obligations under this Agreement and the Collateral Agreements.

                  (b) Effective on the Closing Date, Seller hereby constitutes and appoints Buyer the true and lawful attorney of Seller, with full power of substitution, in the name of Seller or Buyer, but on behalf of and for the benefit of Buyer: (i) to demand and receive from time to time any and all of the Acquired Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (ii) to institute, prosecute, compromise and settle any and all actions, suits, proceedings, arbitration, or governmental or regulatory investigations or audits ("Actions or Proceedings") that Buyer may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Acquired Assets; (iii) to defend or compromise any or all Actions or Proceedings in respect of any of the Acquired Assets; and (iv) to do all such acts and things in relation to the matters set forth in the preceding clauses (i) through (iii) as Buyer shall deem desirable. Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason. Seller shall deliver to Buyer at the Closing an acknowledged power of attorney to the foregoing effect executed by Seller. Notwithstanding anything in this Section 2.6(b) to the contrary, if and when Buyer decides to exercise the power of attorney or other rights granted pursuant to this Section 2.6(b) (the "Special Rights"), Buyer shall provide Seller with a written notice pursuant to Section 11.1 specifying in reasonable detail the matters or circumstances which require the exercise of the Special Rights, and Buyer shall not exercise the Special Rights if within five (5) business days of receipt of any notice Seller implements measures to resolve to Buyer's reasonable satisfaction the matters or circumstances which required the exercise of the Special Rights by Buyer.

                  (c) From time to time after the Closing, Seller will afford Buyer, its counsel and its accountants, upon reasonably advanced written notice, during normal business hours, reasonable access to the books and records and other data primarily relating to the Products in Seller's possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by Buyer in connection with: (i) the preparation of tax returns; (ii) the determination or enforcement of rights and obligations under this Agreement;
(iii) compliance with the requirements of any Governmental Entity; or (iv) in connection with any actual or threatened Action or Proceeding.

         2.7 ASSUMED LIABILITIES. As of the Closing, Buyer hereby agrees to assume the following, and only the following, Liabilities of Seller (collectively, the "Assumed Liabilities"):

                  (a) Transferred Contracts. Those executory obligations of Seller under the Transferred Contracts (including the Support Contracts), in each case solely on a going-forward basis from and after the Closing Date.

                  (b) Operation of Acquired Assets. Liabilities related to the Buyer's operations or ownership of the Products and Acquired Assets after the Closing Date, including the Buyer's performance of the Transferred Contracts (including the Support Contracts) after the Closing Date.

         2.8 EXCLUDED LIABILITIES. Except for the Assumed Liabilities specifically set forth in Section 2.7 above, Buyer is not assuming, and the Assumed Liabilities expressly exclude, any debt, liability, duty or obligation, whether known or unknown, fixed or contingent, of Seller including, without limitation, any liabilities or obligations related to the Products which are outstanding or unpaid as of the date hereof or connected in any way with any retirement, medical, life, disability or other Employee Plan of Seller or any Benefits Liabilities of Seller (the "Excluded Liabilities"); it being expressly understood that the foregoing does not preclude Buyer from assuming responsibility for Employee Plan Liabilities or other Benefits Liabilities pursuant to separate written agreements between Buyer and Seller. Without limiting the foregoing, all liabilities, including any liabilities for Taxes, arising from or related to: (i) Seller's operations, whenever arising or incurred, or Seller's ownership of the Products and Acquired Assets through the Closing Date; (ii) Seller's termination of any Contracts which are not Transferred Contracts; (iii) any of Seller's employees hired by Buyer that accrues or arises as of or prior to the Closing Date, or any of Seller's other agents, consultants, independent contractors, employees or former employees, whenever arising, in each case including workers' compensation, severance, salary, bonuses or under any Employee Plan, whether or not any such employees shall accept employment with Buyer in connection with the transactions contemplated hereby; (iv) the Products and arising prior to the Closing Date; or
(v) any implied or explicit warranty obligations of Seller with respect to the Products entered into prior to the Closing Date, shall be Excluded Liabilities and shall remain the responsibility of Seller, except as otherwise specifically included within the Assumed Liabilities.

         2.9 EXCLUDED ASSETS. The parties expressly acknowledge and agree that notwithstanding anything to the contrary in this Agreement, the Acquired Assets do not include, and Seller does not have and shall be under no obligation to sell, assign or otherwise transfer to Buyer any of Seller's fixed assets (other than the Tangible Assets), cash and cash equivalents or receivables of Seller whether or not related to the Products or the Acquired Assets, or any other assets, claims, causes of action, contracts, licenses or agreements set forth on
Schedule 2.9 hereto (collectively, the "Excluded Assets"), which Excluded Assets shall remain for all purposes the properties and assets of Seller, and Buyer shall have no rights whatsoever thereto or thereunder.

         2.10 LIABILITIES OF SUB. Notwithstanding anything to the contrary contained in this ARTICLE 2, the parties to this Agreement acknowledge and agree that all Liabilities of Sub outstanding as of, and arising after, the Closing Date will be Liabilities of Sub after the Closing Date, and that neither Seller nor its Affiliates shall have any responsibility for such Liabilities.

         2.11 SUPPORT RELATED TO CERTAIN CUSTOMER CONTRACTS. Seller and Buyer agree that, from and after the Closing Date, Buyer shall provide Seller with necessary support for Seller to perform any of its obligations under the Executed Customer Contracts (as defined in the Seller Disclosure Schedule) solely to the extent Seller is not able to perform such obligations due to the sale of the Acquired Assets to Seller or due to the hiring by Buyer of the employees of Sub.

                                   ARTICLE 3

                           CLOSING AND PURCHASE PRICE
                           --------------------------

         3.1 CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, in Salt Lake City, Utah commencing at 10:00 a.m., local time, two (2) business days following the satisfaction or written waiver of the last of the conditions of Closing as set forth in Article 8 hereof, or on such other date as the parties may mutually determine (the "Closing Date").

         3.2 PURCHASE PRICE; WORKING CAPITAL REIMBURSEMENT.

                  (a) At the Closing, Buyer will pay the Purchase Price by wire transfer to such account as Seller may reasonably direct by written notice delivered to Buyer by Seller at least three (3) business days before the Closing Date or by such other method of payment as Seller and Buyer may mutually agree.

                  (b) At the Closing, Buyer will also pay to Seller as a working capital reimbursement an amount equal to US$36,754.00 (the "Working Capital Reimbursement Amount") by wire transfer to such account as Seller may reasonably direct by written notice delivered to Buyer by Seller at least three (3) business days before the Closing Date or by such other method of payment as Seller and Buyer may mutually agree.

3.3 ALLOCATION OF PURCHASE PRICE. Within 10 days after the date of this Agreement, Buyer shall prepare and deliver to Seller a statement setting forth Buyer's determination of the manner in which the Purchase Price for the Acquired Assets is to be allocated among the Acquired Assets ("Allocation"). The Allocation shall be consistent with the provisions of Section 1060 of the Code and the Treasury Regulations thereunder. Buyer and Seller will agree in good faith on the Allocation. The Allocation prescribed by such statement shall be conclusive and binding upon Buyer and Seller for all purposes. The parties shall report the Asset Sale for all Tax purposes as a sale of assets in a manner consistent with the Allocation. The parties shall not file any Tax Return or other document with, or make any statement or declaration to, or take any position before, any Governmental Entity or in any judicial proceeding that is inconsistent with such Allocation. Seller shall file a Form 8594 with the Internal Revenue Service in accordance with the requirements of Section 1060 of the Code. In the event that any Governmental Entity shall make or propose to either Buyer or Seller an allocation of the Purchase Price that differs from the Allocation, each of Buyer and Seller shall reasonably cooperate with the other in contesting the determination of such Governmental Entity.

         3.4 TRANSFER TAXES. Except for Taxes that may be payable in Estonia in connection with the transfer of the Stock from Seller to Buyer (which Taxes shall be the responsibility of Buyer), Seller shall be solely responsible for the payment of, and shall pay when due, any Taxes that may be payable in connection with the Asset Sale and the Stock Sale, including any sales, use, excise or similar transfer taxes, and shall indemnify Buyer against any such Taxes.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

         Except as specifically disclosed in the disclosure schedule attached hereto as Exhibit D (the "Seller Disclosure Schedule") (referencing the appropriate section and paragraph numbers), Seller hereby represents and warrants to Buyer as of the date of this Agreement and as of the Closing Date, as though made as of the Closing Date, as follows:

         4.1 ORGANIZATION OF SELLER. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has all requisite corporate power and authority to own and use the properties owned and used by it and to carry on its business as currently conducted and as currently contemplated to be conducted. Seller is duly qualified or licensed to do business and in good standing as a foreign corporation in each jurisdiction in which it conducts business. Seller has delivered a true and correct copy of its certificate of incorporation and bylaws, each as amended to date and in full force and effect on the date hereof, to Buyer.

         4.2 AUTHORITY. Seller has all requisite power and authority to enter into this Agreement , the Collateral Agreements and the Share Purchase Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Collateral Agreements and the Share Purchase Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Seller. No other corporate actions or proceedings on the part of Seller are necessary to authorize this Agreement, the Collateral Agreements or the Share Purchase Agreement or to consummate the transactions so contemplated hereby or thereby, including approval by any creditors of Seller (other than, with respect to the Asset Sale, the approval and adoption of this Agreement by the holders of at least such minimum percentage of the outstanding shares of Seller's capital stock as required by Delaware law and such stockholder approval as shall be required by Seller's certificate of incorporation and bylaws). This Agreement, the Collateral Agreements and the Share Purchase Agreement and the transactions contemplated herein and therein have been unanimously approved by the board of directors of Seller. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency, and the relief of debtors and rules of law governing specific performance, injunctive relief, or other equitable remedies.

         4.3 NO CONFLICT. The execution and delivery by Seller of this Agreement, the Collateral Agreements and the Share Purchase Agreement, and the consummation by Seller of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of, or default under, or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (i) any provision of the certificate of incorporation or bylaws of Seller, (ii) any Contract to which Seller or any of the Acquired Assets is subject, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or any of the Acquired Assets. Seller is in compliance with and has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any Transferred Contract, nor is Seller aware of any event that would constitute such a breach, violation or default (with or without notice or lapse of time, or both).

         4.4 TRANSFERRED CONTRACTS. True and complete copies of all Transferred Contracts have been made available to Buyer. Each Transferred Contract is in full force and effect and Seller is not subject to any default thereunder, nor is any party obligated to Seller pursuant to any such Transferred Contract subject to any default thereunder. Seller has neither breached, violated or defaulted under, nor received notice that Seller has breached, violated or defaulted under, any of the terms or conditions of any Transferred Contract. Following the Closing, Buyer will be permitted to exercise all of the rights Seller had under the Transferred Contracts without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which Seller would otherwise be required to pay pursuant to the terms of such Transferred Contracts had the transactions contemplated by this Agreement not occurred.

         4.5 CONSENTS. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity or any third party, including a party to any agreement with Seller (so as not to trigger any Conflict), is required by or with respect to Seller in connection with the execution and delivery by Seller of this Agreement, the Collateral Agreements or the Share Purchase Agreements or the consummation of the transactions contemplated hereby or thereby, except with respect to the assignment of any third-party Transferred Contracts to Buyer.

         4.6 SUPPORT CONTRACTS. Schedule 1.1(qqq) sets forth a true and complete list of all Support Contracts pursuant to which Seller is obligated to provide support and maintenance to its customers.

         4.7 LIABILITIES.

                  (a) The Seller is not now insolvent, nor will Seller be rendered insolvent by the consummation of the transactions contemplated by this Agreement. As used in Section 4.7, the term "insolvent" means that the sum of the present fair saleable value of the assets of a Person do not and will not exceed its debts or other probable Liabilities; PROVIDED, HOWEVER, that the valuation of such assets is to assume that the Closing occurs, but otherwise is to be based on liquidation values of any assets not being sold to Buyer under this Agreement (assuming a liquidation within 120 days following the Closing).

                  (b) Immediately after giving effect to the consummation of the transactions contemplated by this Agreement, (i) Seller will be able to pay in full all of its Liabilities, including, without limitation, any Taxes due and other amounts owed as a result of the consummation of the transactions contemplated by this Agreement, and to otherwise satisfy in full all actual or potential claims of Seller's creditors, (ii) Seller will have assets (calculated at fair market value) that exceed their Liabilities, and (iii) taking into account all pending and threatened litigation, final judgments against Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, Seller will be unable to satisfy any such judgments promptly in accordance with their terms as well as all other obligations of Seller. The cash available to Seller immediately following the Closing will be sufficient to pay all such debts and judgments promptly in accordance with their terms.

                  (c) Except for the Dissolution, no order has been made or petition presented, or resolution passed for the winding-up or liquidation of Seller and there is not outstanding: (i) any petition or order for the winding-up of Seller; (ii) any appointment of a receiver over the whole or part of the undertaking of assets of Seller; (iii) any petition or order for administration of Seller; any voluntary arrangement between Seller and any of its creditors; (iv) any distress or execution or other process levied in respect of Seller which remains undischarged; and (v) any unfulfilled or unsatisfied judgment or court order against Seller.

                  (d) There are no circumstances which would entitle any Person to present a petition for the winding-up or administration of Seller or to appoint a receiver over the whole or any part of the undertaking or assets of Seller.

         4.8 RESTRICTIONS ON BUSINESS ACTIVITIES. There is no agreement (not to compete or otherwise), commitment, judgment, injunction, order or decree to which Seller is a party relating to the Products or the Acquired Assets or otherwise binding upon Seller which has or may have the effect of prohibiting or impairing the transactions contemplated by this Agreement or impairing the Acquired Assets. Seller has not entered into any agreement under which its operations are restricted or which places any restrictions upon Seller with respect to selling, licensing or otherwise distributing any of the Products or the Transferred Technology to or providing services to, customers or potential customers or any class of customers, in any geographic area, during any period of time or in any segment of the market.

         4.9 TITLE TO PROPERTIES; ABSENCE OF LIENS AND ENCUMBRANCES; CONDITION OF EQUIPMENT.

                  (a) Seller owns no real property in connection with its business related to the Products or the Acquired Assets. (b) Seller has good and valid title to or, in the case of leased properties and assets, valid leasehold interests in, or, in the case of the Transferred Contracts, valid right and interest in, all of the Acquired Assets, free and clear of any Liens.

                  (c) The Tangible Assets are owned by Seller and are in good operating condition, regularly and properly maintained, subject to normal wear and tear.

                  (d) Immediately after the Closing, Buyer shall be able to use the Acquired Assets in substantially the same manner as Seller prior to the Closing, without infringing the rights of any third party.

                  (e) Seller has sole and exclusive ownership, free and clear of any Liens, of all customer lists, customer contact information, customer correspondence, customer licensing and purchasing histories, and customer support and maintenance information relating to the former, current and prospective customers of Seller (the "Customer Information"). No Person other than Seller possesses any claims or rights with respect to use of the Customer Information.

         4.10 CUSTOMERS AND SALES. Schedule 4.10 contains a correct and current list of all of the current customers of Seller solely with respect to Seller's "eSupport Essentials" product. The Customer Information included in the Acquired Assets is all of the Customer Information Seller has in Seller's possession and control in its CRM database.

         4.11 INTELLECTUAL PROPERTY.

                  (a) Schedule 4.11(a) lists all Transferred Intellectual Property Rights that are Registered Intellectual Property Rights. All such Registered Intellectual Property Rights are currently in compliance with all legal requirements (including payment of filing, examination and maintenance fees and proofs of use), are valid and enforceable, and are not subject to any unpaid maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date. There are no proceedings or actions before any court, tribunal (including the PTO or equivalent authority anywhere in the world) related to any such Registered Intellectual Property Rights. Seller has not claimed any status in the application for or registration of any Registered Intellectual Property Rights, including "small business status," that would not be applicable to Buyer.

                  (b) Each item of Transferred Intellectual Property Rights, Transferred Technology and Third Party Technology embodied in the Products is free and clear of any Liens. Seller owns exclusively, and has good and marketable title to all works of authorship and all associated copyrights that are used or embodied in, the Transferred Technology, and no other Person has any other rights thereto. All Transferred Intellectual Property Rights and Transferred Technology will be fully transferable, alienable or licensable by Buyer without restriction and without payment or royalty of any kind to any third party, except with respect to third-party development tools.

                  (c) To the extent that any Transferred Intellectual Property Rights or item of Transferred Technology was originally owned or created by or for any third party, including any predecessor of Seller: (i) Seller has a written agreement with such third party or parties with respect thereto, pursuant to which Seller has obtained complete, unencumbered and unrestricted ownership and is the exclusive owner of, all such Transferred Technology and Transferred Intellectual Property Rights by valid assignment or otherwise; (ii) the transfers from Seller to Buyer hereunder do not violate such third party agreements; (iii) such third parties have not retained and do not have any rights or licenses with respect to the Transferred Intellectual Property Rights or Transferred Technology; and (iv) no basis exists for such third party to challenge or object to this Agreement.

                  (d) Seller has not transferred ownership of, or granted any license of or right to use, or authorized the retention of any rights to use, any Intellectual Property Right that is a Transferred Intellectual Property Right to any other Person (other than Buyer), except for non-exclusive, end-user licenses granted to customers in the ordinary course of business.

                  (e) No government funding, facilities of a university, college, other educational institution or research center or funding from third parties was used in the development of the Transferred Technology. No current or former employee, consultant or independent contractor of Seller, who was involved in, or who contributed to, the creation or development of any Transferred Technology, has performed services for the government, a university, college, or other educational institution, or a research center, during a period of time during which such employee, consultant or independent contractor was also performing services for Seller.

                  (f) Seller has, and as a result of the transactions contemplated hereby, Buyer will have, the right to use, pursuant to valid licenses, all Software development tools, library functions, compilers and all other third-party Software that are used to create, modify, compile, operate or support any Software (including the Products) that is Transferred Technology or is Third Party Technology that is legally transferable, except any of the foregoing that are generally commercially available.

                  (g) Schedule 4.11(g) contains a true and correct list of Technology of any third party or in the public domain, including open source, public source or freeware Technology or any modification or derivative thereof, including any version of any Software licensed pursuant to any university agreement, GNU general public license or limited general public license that was used in, incorporated into, integrated or bundled with any Technology that is or was, incorporated in, or used in the development or compilation of any Product.

                  (h) Neither (x) the making, using, selling, licensing and distribution of the Products, by either Seller or, following the Closing, by Buyer, nor (y) the Acquired Assets (including the Transferred Technology), did, do, or will: (i) infringe or misappropriate the Intellectual Property Rights of any Person; (ii) violate the rights of any Person (including rights to privacy or publicity); or (iii) constitute unfair competition or trade practices under the laws of any jurisdiction. Seller has not received notice from any Person claiming that the Acquired Assets infringe or misappropriate the Intellectual Property Rights of any Person or constitute unfair competition or trade practices under the laws of any jurisdiction (nor does Seller have knowledge of any basis therefor).

                  (i) Other than with respect to the Transferred Contracts, no licenses or other consents are required from any third party to permit Buyer to fully exploit the Acquired Assets.

                  (j) There are no contracts, licenses or agreements between Seller and any other Person with respect to the Acquired Assets, including the Transferred Intellectual Property, under which there is any dispute or any threatened dispute regarding the scope of such agreement or performance under such agreement.

                  (k) To the knowledge of Seller, no Person is infringing or misappropriating the Transferred Intellectual Property.

                  (l) Seller has taken all reasonable steps that are required to protect Seller's rights in confidential information and trade secrets of Seller associated with or related to the Acquired Assets.

                  (m) No third party possesses any copy of, or has any rights to (contingent or otherwise), any Source Code to any Software that is Transferred Technology (including any Product) and Seller shall have delivered to Buyer all copies, and Seller shall not have retained any copy, of any Source Code to any Software that is Transferred Technology or Third Party Technology.

                  (n) None of the Software constituting the Products has been incorporated into, or is otherwise a substantial part of, any other Software of Seller, including Software previously owned by Seller.

                  (o) Seller has and enforces a policy requiring each employee and consultant of Seller to execute a proprietary rights and confidentiality agreement substantially in the form set forth in Schedule 4.11(o) and all current and former employees and consultants of Seller who have created or modified any of the Transferred Technology or Third Party Technology have executed such an agreement assigning all of such employees' and consultants' rights in and to the Transferred Technology, the Transferred Intellectual Property and the Third Party Technology.

                  (p) No Acquired Asset is subject to any proceeding or outstanding decree, order, judgment, agreement or stipulation that restricts in any manner the use, transfer or licensing thereof or may affect the validity, use or enforceability of the Acquired Assets.

                  (q) Seller is not required to make or accrue any royalty payment to any third party in connection with any of the Acquired Assets or the Transferred Intellectual Property.

                  (r) To the extent that Seller has distributed or licensed any Product to an end user pursuant to any form of encryption key: (i) Seller has a written agreement with each such end user requiring such end user to protect the confidentiality of such key; (ii) Seller has delivered to Buyer a true and complete list of all third parties who have had access to any such keys; (iii) no third party has had access to any such keys, except pursuant to clause (i) above; and (iv) at the Closing, Seller will deliver to Buyer any such keys and the Technology to generate such keys and has not retained any such keys or such Technology.

                  (s) Neither this Agreement nor the transactions contemplated hereby, including the assignment to Buyer, by operation of law or otherwise, of any Contracts to which Seller is a party, will result in: (i) Buyer granting to any third party any right to or with respect to any Technology or Intellectual Property Right transferred or licensed to Buyer hereunder; (ii) Buyer being bound by, or subject to, any non-compete or other restriction on the operation or scope of its businesses; or (iii) only with respect to the Acquired Assets actually transferred to Buyer, Buyer being obligated to pay any royalties or other obligations to pay any amounts to any third party in excess of those payable by Seller prior to the Closing.

                  (t) Seller has disclosed in writing to Buyer all information relating to any problem or issue with respect to any of the Products which does, or may reasonably be expected to, adversely affect the value, functionality or fitness for the intended purpose of such Product in the good faith judgment of Seller.

                  (u) All of the Products (including products currently under development by Seller) record, store, process, calculate and present calendar dates falling on and after (and if applicable, spans of time including) January 1, 2000, and calculate any information dependent on or relating to such dates in the same manner, and with the same functionality, data integrity and performance, as the products recorded, stored, processed, calculated and presented calendar dates on or before December 31, 1999, or calculated any information dependent on or relating to such dates (collectively, "Year 2000 Compliant"). None of the Products lost functionality with respect to the introduction of records containing dates falling on or after January 1, 2000. All of Seller's Information Technology (as defined below) is Year 2000 Compliant, and Seller experienced no interruption in its operations as a result of the introduction of records containing dates falling on or after January 1, 2000. For purposes of this Agreement, the term "Information Technology" shall mean and include all software, hardware, firmware, telecommunications systems, network systems, embedded systems and other systems, components or services (other than general utility services including gas, electric, telephone and postal) that are owned or used by Seller in the conduct of its business, or purchased by Seller from third party suppliers in the conduct of its business.

         4.12 LITIGATION. There is no action, suit, claim, proceeding or investigation of any nature pending or threatened relating to the Products, the Acquired Assets or, to Seller's knowledge, any of Seller's employees, nor is there any valid basis therefor. There is no investigation or other proceeding pending or threatened relating to the Products, the Acquired Assets or, to Seller's knowledge, any of Seller's employees by or before any Governmental Entity, nor is there any valid basis therefor. No Governmental Entity has at any time challenged or questioned the legal right of Seller to conduct its business related to the Acquired Assets as presently or previously conducted. There are no judgments, orders, decrees, citations, fines or penalties heretofore assessed against Seller affecting the Products, the Acquired Assets or, to Seller's knowledge, any of Seller's employees under any foreign, federal, state or local law.

         4.13 BROKERS' OR FINDERS' FEES. Seller has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby which will become a Liability of Buyer or any of its Affiliates.

         4.14 TAX MATTERS.

                  (a) DEFINITION OF TAXES. For the purposes of this Agreement, the term "Tax" or, collectively, "Taxes" shall mean any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes as well as public imposts, fees and social security charges (including but not limited to health, unemployment and pension insurance), together with all interest, penalties and additions imposed with respect to such amounts and any obligation under any agreement or arrangement with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

                  (b) TAX RETURNS AND AUDITS.

                           (i) To the extent relevant to the Acquired Assets, as
of the Closing Date, Seller will have prepared and timely filed all required federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to any and all Taxes concerning or attributable to Seller or its operations and such Returns are or will be true and correct and have been or will be completed in accordance with applicable law.

                           (ii) To the extent failure to do so would adversely
impact Buyer, the Acquired Assets or Buyer's use of the Acquired Assets, as of the Closing Date, Seller (A) will have paid all Taxes it is required to pay and
(B) will have withheld with respect to its employees all federal, state and foreign income taxes and social security charges and similar fees, Federal Insurance Contribution Act, Federal Unemployment Tax Act and other Taxes required to be withheld.

                           (iii) To the extent failure to do so would adversely
impact Buyer, the Acquired Assets or Buyer's use of the Acquired Assets, Seller has not been delinquent in the payment of any Tax, nor is there any Tax deficiency outstanding, assessed or proposed against Seller, nor has Seller executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

                           (iv) To the extent relevant to the Acquired Assets,
no audit or other examination of any Return of Seller is presently in progress, nor has Seller been notified of any request for such an audit or other examination.

                           (v) Seller does not have and knows of no basis for
the assertion of any claim for any liabilities for unpaid Taxes (other than sales or transfer taxes related to the Asset Sale) for which Buyer would become liable as a result of the transactions contemplated by this Agreement.

                           (vi) There are (and immediately following the Closing
there will be) no Liens on the Acquired Assets relating to or attributable to Taxes (other than sales or transfer taxes related to the Asset Sale). (vii) Seller knows of no basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any Lien on the Acquired Assets.

         4.15 POWER OF ATTORNEY. There are no outstanding powers of attorney executed on behalf of Seller in respect of the Products or the Acquired Assets except as granted to Buyer hereunder.

         4.16 AFFILIATED TRANSACTIONS. No Affiliates of Seller, including, without limitation, any subsidiaries of Seller, own any of the Acquired Assets.

         4.17 COMPLIANCE WITH LAWS. Seller has complied with, is not in violation of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation applicable to the Products, the Acquired Assets or respecting employment, employment practices, terms and conditions of employment and wages and hours.

         4.18 PRODUCT WARRANTIES. Each Product manufactured, sold, leased, licensed or delivered by Seller has been done so in conformity with all applicable contractual commitments and all express and implied warranties, and Seller has no liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against Seller giving rise to any liability) for replacement or repair thereof or other damages in connection therewith. No product manufactured, sold, leased, distributed, licensed or delivered by Seller is subject to any guaranty, warranty, or other indemnity beyond Seller's applicable standard terms and conditions of sale or lease or beyond that implied or imposed by applicable law.
Schedule 4.18 includes copies of the standard terms and conditions of license for Seller.

         4.19 COMPLETE COPIES OF MATERIALS. Seller has delivered or made available true and complete copies of each existing document related to the Products and the Acquired Assets (or summaries of the same) that has been requested by Buyer or its counsel.

         4.20 BULK TRANSFER LAWS. Seller represents that there are no current or past creditors of Seller to whom any law, rule or regulation requires the delivery of notice or from whom any form of consent is required in conjunction with undertaking the transactions contemplated by this Agreement.

         4.21 EXCLUDED LIABILITIES. Buyer shall not be liable to any Person for any of the Excluded Liabilities hereunder.

         4.22 ACQUIRED ASSETS. The Transferred Intellectual Property Rights, the Transferred Technology and Third Party Technology together constitute all Intellectual Property Rights and Technology used by Seller in the development, licensing, distribution and commercialization of the Products and the Acquired Assets, except for Intellectual Property Rights or Technology set forth on
Schedule 4.22 which is not legally transferred to Buyer without the consent of the Person who owns such Intellectual Property or Technology.

         4.23 WARN ACT. To the extent applicable, Seller has complied with the WARN Act and all other applicable laws in connection with any reductions in force or other terminations of its employees.

         4.24 SEC FILINGS; SELLER FINANCIAL STATEMENTS.

                  (a) Seller has filed with the SEC all forms, reports and documents required to be filed by Seller with the SEC since September 30, 2000, and Seller has made available to Buyer such forms, reports and documents in the form filed with the SEC. All such required forms, reports and documents (including those that Seller may file subsequent to the date hereof) are referred to herein as the "Seller SEC Reports." As of their respective dates, the Seller SEC Reports (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Seller SEC Reports and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of Seller's subsidiaries is required to file any forms, reports or other documents with the SEC.

                  (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Seller SEC Reports (the "Seller Financials"), including each Seller SEC Report filed after the date hereof until the Closing, (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act) and (iii) fairly presented the consolidated financial position of Seller and its subsidiaries as at the respective dates thereof and the consolidated results of Seller's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments. The balance sheet of Seller contained in Seller's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, is hereinafter referred to as the "Seller Balance Sheet." Except as disclosed in the Seller Financials, since the date of the Seller Balance Sheet neither Seller nor any of its subsidiaries has any liabilities required under GAAP to be set forth on a balance sheet (absolute, accrued, contingent or otherwise) which are, individually or in the aggregate, material to the Acquired Assets of Seller taken as a whole, except for liabilities incurred since the date of the Seller Balance Sheet in the ordinary course of business consistent with past practices.

         4.25 REPRESENTATIONS COMPLETE. None of the representations or warranties made by Seller (as modified by the Seller Disclosure Schedule), nor any statement made in any Schedule or certificate furnished by Seller pursuant to this Agreement contains or will contain at the Closing, any untrue statement of a material fact, or knowingly omits or knowingly will omit at the Closing to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which made, not misleading.

                                   ARTICLE 5

                REPRESENTATIONS AND WARRANTIES OF SELLER AND SUB
                ------------------------------------------------

         Except as specifically disclosed in the disclosure schedule attached hereto as Exhibit E (the "Sub Disclosure Schedule"), Seller and Sub, jointly and severally, represent and warrant to Buyer as of the date of this Agreement and as of the Closing Date, as though made as of the Closing Date, as follows:

         5.1 ORGANIZATION. Sub is a corporation duly organized, validly existing and in good standing under the laws of the Republic of Estonia. Sub has all requisite power and authority (corporate and governmental) to own, operate and lease its properties and to carry on its business currently conducted. Sub is duly licensed or qualified to do business and is in good standing in each jurisdiction in which Sub is required to be so licensed or qualified. Seller has delivered a true and correct copy of its certificate of incorporation and bylaws, each as amended to date and in full force and effect on the date hereof, to Buyer.

         5.2 AUTHORITY. Sub has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Sub. No other corporate actions or proceedings on the part of Sub are necessary to authorize this Agreement or to consummate the transactions so contemplated hereby. This Agreement has been duly executed and delivered by Sub and constitutes the valid and binding obligation of Sub, enforceable against Sub in accordance with its terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency, and the relief of debtors and rules of law governing specific performance, injunctive relief, or other equitable remedies.

         5.3 CAPITAL STOCK OF SUB. Seller owns the sole share of the issued and outstanding capital stock of Sub free and clear of any security interest, claim, lien, pledge, option or encumbrance whatsoever. The authorized, issued and outstanding capital stock of all classes of Sub are set forth on Schedule 5.3. All of the outstanding capital stock of Sub has been duly authorized and is validly issued, fully paid and nonassessable. All outstanding shares of capital stock of Sub were issued in compliance with applicable laws. Seller has, and on the Closing Date will, pursuant to the Share Purchase Agreement convey to Buyer, good title to the Stock, free and clear of any security interest, claim, lien, pledge, option, or encumbrance whatsoever or any restrictions except for restrictions under applicable securities laws. There are no rights, subscriptions, warrants, options, conversion rights, commitments or agreements of any kind authorized or outstanding to purchase or otherwise acquire from Seller or Sub (or any other person), any shares of stock, or securities or obligations of any kind convertible into or exchangeable for any shares of stock, of any class of Sub or any other equity interest in Sub. There is no proxy, or any agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the right to vote any share of Stock or any share of capital stock issued by Sub.

         5.4 NO CONFLICTS. The execution and delivery by Sub of this Agreement and any other agreement or document contemplated herein and the consummation by Sub of the transactions contemplated hereby will not conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a Conflict under (i) any provision of Sub's certificate of incorporation and bylaws, (ii) any Contract to which Sub is subject, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Sub.

         5.5 CONSENTS. Except for the filing of a copy of the Share Purchase Agreement with the Commercial Register of Tallinn, Estonia, no consent, waiver, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity or any third party, including a party to any agreement with Sub (so as not to trigger any Conflict), is required by or with respect to Sub in connection with the execution and delivery by Sub of this Agreement or the consummation of the transactions contemplated hereby.

         5.6 FINANCIAL STATEMENTS. Schedule 5.6 sets forth the audited financial statements (balance sheet, income statement and statement of cash flows, including all notes thereto) of Sub as of and for the period ended December 31, 2001 (the "Financial Statements"). The Financial Statements: (i) are complete and correct in all material respects; (ii) present fairly the financial condition and operating results of Sub as of such dates, and for the periods, indicated therein; and (iii) are prepared in accordance with the books and records maintained by Seller and Sub in all material respects. Except as set forth in the Financial Statements, Sub has no liabilities, commitments or obligations of any nature, other than such liabilities, commitments and obligations which have arisen in the ordinary course of Sub's business and are consistent with past practices, whether absolute, accrued, contingent or otherwise, which are not shown and adequately provided for in the Financial Statements. Neither Seller nor Sub is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation with respect to Sub. Sub maintains a standard system of accounting policies and records.

         5.7 NO ADVERSE CHANGES. Since December 31, 2001, the business of Sub has been conducted only in the ordinary course, except for the transactions contemplated by this Agreement. Since December 31, 2001, and that certain Services Agreement, dated as of June 24, 2002, between Seller and Buyer, there has not been: (i) any change in the assets, liabilities or business operations of Sub from that reflected in the Financial Statements, except changes in the ordinary course of business, none of which singly and no combination of which, in the aggregate, has been materially adverse to the assets or business operations of Sub; (ii) any damage, destruction or loss or other occurrence or development, whether or not insured against, which, either singly or in the aggregate, materially adversely affects, and to the best of each of Seller's and Sub's knowledge, there is not any threatened occurrence or development which would materially adversely affect, the assets, liabilities or business operations of Sub; (iii) any waiver or compromise by Seller or Sub of any debt owed to Sub; (iv) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind whatsoever with respect to any assets or properties of Sub, except for liens for Taxes not yet due or payable by Sub; (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by Sub, except in the ordinary course of business, none of which singly and no combination of which, in the aggregate, has been materially adverse to the assets, liabilities or business operations of Sub; (vi) any material change to a material contract or arrangement by which Sub or any of its assets is bound or subject; (vii) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of Sub; (viii) any sale, assignment, or transfer of any Intellectual Property Rights of Sub; (ix) any resignation or termination of any executive officers of Sub; (x) any loans or guarantees made by Seller or Sub to or for the benefit of any of Sub's employees, officers, directors or stockholders, or any members of their immediate families, other than travel advances made in the ordinary course; (xi) any declaration or payment of any dividend or other distribution of Sub's assets in respect of any of Sub's capital stock, or any direct or indirect redemption, purchase or other acquisition of any such stock by Sub; (xii) to the best of each of Seller's and Sub's knowledge, any other event or condition of any character that would materially and adversely affect the assets, liabilities or business operations of Sub; (xiii) any change of Seller or Sub's accounting methods or principles used in preparing the Financial Statements; or (xiv) entered into any contract or commitment to do any of the foregoing.

         5.8 TAX RETURNS AND AUDITS.

                  (a) As of the Closing Date, Seller and Sub will have prepared and timely filed all required Returns relating to any and all Taxes concerning or attributable to Sub. Sub's Returns have been completed and filed when due in accordance with all applicable law, and all Taxes shown due on such Returns have been paid in full.

                  (b) As of the Closing Date, Seller or Sub (i) will have paid all required Taxes with respect to Sub and (ii) will have withheld with respect to its employees all income taxes and charges and similar fees, and other Taxes required to be withheld by applicable law.

                  (c) Neither Seller nor Sub has been delinquent in the payment of any Tax with respect to Sub, nor is there any Tax deficiency outstanding, assessed or proposed against Sub, nor has Seller or Sub executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax with respect to Sub.

                  (d) No audit or other examination of any Return of Sub is presently in progress, nor has Seller or Sub been notified of any request for such an audit or other examination.

                  (e) Neither Seller nor Sub has or knows of any basis for the assertion of any claim for any liabilities for unpaid Taxes with respect to Sub for which Buyer would become liable as a result of the transactions contemplated by this Agreement.

                  (f) There are (and immediately following the Closing there will be) no Liens on any of Sub's assets relating to or attributable to Taxes, and neither Seller nor Sub knows of any basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any Lien on the assets of Sub.

         5.9 TITLE TO ASSETS. Sub has valid title to all of its personal property and valid leasehold interests in all real and personal property leased by it, free and clear of all claims, liens, charges, mortgages, pledges, security interests, restrictions and other encumbrances of any kind whatsoever, excluding: (i) any such liens relating to carriers, warehousemen, real property lessors, mechanics, materialmen, and similar persons, affecting leased real property, or arising as a matter of law; (ii) defects, zoning restrictions, restrictions on use, irregularities, encumbrances or clouds on title of real property, which do not materially impair the property affected thereby for the purpose for which it was acquired or leased; and (iii) any mortgages, pledges, security interests, restrictions and other encumbrances caused by parties other than Seller or Sub relating to any leased real property, which, in the aggregate, do not materially affect the use and enjoyment of such leased real property by Sub. No instrument, easement, license or grant of record, applicable zoning or building law, ordinance or administrative regulation or other impediment of any kind prohibits or interferes with, limits or impairs, or would, if not permitted by any prior nonconforming use, prohibit or interfere with or limit or impair, the use, operation, maintenance of, or access to, or the value of, the real or personal property owned or leased by Sub as presently used, operated, maintained and accessed by Sub to carry on its business as presently conducted. All of the assets and properties owned or leased by Sub are
(i) sufficient and adequate to carry on their business as presently conducted;
(ii) are in as good condition and repair as necessary to carry on their business as presently conducted, normal wear and tear excepted, and are in a state of maintenance, repair and operating condition required for the proper operation and use thereof as necessary to carry on their business as presently conducted; and (iii) comply with all applicable laws, ordinances, rules and regulations and with the terms and conditions of all leases and other agreements affecting or relating to any such property.

         5.10 REAL PROPERTY. Sub owns no real property. Schedule 5.10 sets forth a true and complete list of all leases of real property to which Sub is a party. Sub enjoys quiet possession under all of its leases of real property, each of which is enforceable in accordance with its terms against the lessor thereunder and Sub is not in default under the terms of any of such leases; and no condition exists and no event has occurred which, with or without the passage of time or the giving of notice or both, could constitute such a default.

         5.11 PERSONAL PROPERTY. Schedule 5.11 sets forth a true and complete list of all items of personal property, owned or leased by Sub and the location of each such item.

         5.12 CONTRACTS.

                  (a) Except as disclosed in Schedule 5.12, Sub is not a party to or bound by any oral or written contracts, obligations or commitments with respect to Sub (the "Sub Contracts").

                  (b) Seller and Sub have made available to Buyer correct and complete copies of all of the Sub Contracts and all amendments thereto and any waivers granted thereunder. The Stock Sale and the consummation of the other transactions contemplated by this Agreement are not a violation of or grounds for the modification or cancellation of any of the Sub Contracts or for the imposition of any penalty or security interests thereunder. No unresolved disputes are pending or threatened under or in respect of any of the Sub Contracts.

                  (c) All of the Sub Contracts are valid and enforceable in accordance with their respective terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies; and there is not, under any of such documents or agreements or any obligation, or covenant or condition contained therein, any existing default by Seller or Sub, or to Seller or Sub's knowledge by any other party, or any event which with notice, lapse of time, or both, would constitute a default.

         5.13 INTELLECTUAL PROPERTY.

                  (a) Schedule 5.13 contains a complete and accurate list (by name and version number) of all products, Software or service offerings of Sub, other than the Products (collectively, "Sub Products").

                  (b) Schedule 5.13 lists all Registered Intellectual Property Rights owned by, filed in the name of, or applied for, by Sub (the "Sub Registered Intellectual Property") and lists any proceedings or actions before any court, tribunal (including the PTO) or equivalent authority anywhere in the world) related to any of the Sub Registered Intellectual Property or Sub Intellectual Property Rights.

                  (c) All Sub Registered Intellectual Property is currently in compliance with all legal requirements (including payment of filing, examination and maintenance fees and proofs of use), are valid and enforceable, and not subject to any unpaid maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date. There are no proceedings or actions before any court, tribunal (including the PTO or equivalent authority anywhere in the world) related to any such Sub Registered Intellectual Property. Sub has not claimed any status in the any status in the application for or registration of any Sub Registered Intellectual Property, including "small business status," that would not be applicable to Buyer

                  (d) In each case in which Sub has acquired ownership of any Intellectual Property from any Person, Sub has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in and to such Intellectual Property (including the right to seek past and future damages with respect thereto) to Sub. To the maximum extent provided for by, and in accordance with, applicable laws and regulations, Sub has recorded each such assignment of a Sub Registered Intellectual Property Right assigned to Sub with the relevant governmental entity.

                  (e) Sub has no knowledge of any facts or circumstances that would render any Sub Intellectual Property invalid or unenforceable.

                  (f) All Sub Intellectual Property will be fully transferable, alienable or licensable by Buyer without restriction and without payment of any kind to any third party.

                  (g) Each item of Sub Intellectual Property is free and clear of any liens or encumbrances, except for non-exclusive licenses granted to end-user customers in the ordinary course of business. Sub is the exclusive owner or exclusive licensee of all Sub Intellectual Property. Without limiting the generality of the foregoing, (i) Sub is the exclusive owner of all trademarks and trade names used in connection with the operation or conduct of the business of Sub and its subsidiaries, including the sale, distribution or provision of any Sub Products by Sub or any of its subsidiaries, (ii) Sub owns exclusively, and has good title to, all copyrighted works that are included or incorporated into Sub Products or which Sub or any of its subsidiaries otherwise purports to own, and (iii) to the extent that any Patents would be infringed by any Sub Products, Sub is the exclusive owner of such Patents.

                  (h) Sub has not (i) transferred ownership of, or granted any exclusive license of or right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Intellectual Property that is Sub Intellectual Property, to any other Person (other than Buyer), or (ii) permitted Sub's rights in such Sub Intellectual Property to lapse or enter the public domain.

                  (i) All Intellectual Property used in or necessary to the conduct of Sub's business as presently conducted or currently contemplated to be conducted by Sub was written and created solely by either (i) employees of Sub acting within the scope of their employment who have validly and irrevocably assigned all of their rights, including all Intellectual Property rights therein, to Sub or Seller or (ii) by third parties who have validly and irrevocably assigned all of their rights, including all Intellectual Property rights therein, to Sub or Seller, and no third party owns or has any rights to any Sub Intellectual Property.

                  (j) To the extent that any Intellectual Property has been developed or created by a third party for Sub or any of its subsidiaries or is incorporated into any of Sub Products, Sub has a written agreement with such third party with respect thereto and Sub thereby either (i) has obtained ownership of, and is the exclusive owner of, or (ii) has obtained a perpetual, non-terminable license (sufficient for the conduct of its business as currently conducted) to all such third party's Intellectual Property in, such work, material or invention by operation of law or by valid assignment, to the fullest extent it is legally possible to do so.

                  (k) Sub Intellectual Property and the Acquired Assets constitutes all the Intellectual Property used in or necessary to the conduct of the business of Sub as it currently is conducted, including, without limitation, the design, development, manufacture, use, import and sale of Sub Products.

                  (l) No Person who has licensed any Intellectual Property to Sub has ownership rights or license rights to improvements made by or for Sub in such Intellectual Property.

                  (m) Sub has the right to use, pursuant to valid licenses, all Software development tools, library functions, compilers and all other third-party Software that are used in the operation of Sub or that are required to create, modify, compile, operate or support any Software that is Sub Intellectual Property or is incorporated into any Sub Product, except any of the foregoing that are generally commercially available. Without limiting the foregoing, no open source or public library Software, including any version of any Software licensed pursuant to any GNU public license, was used in the development or modification of any Software that is or was Sub Intellectual Property or is incorporated into any Sub Product.

                  (n) No government funding, facilities of a university, college, other educational institution or research center or funding from third parties was used in the development of any Sub Intellectual Property. No current or former employee, consultant or independent contractor of Company, who was involved in, or who contributed to, the creation or development of any Sub Intellectual Property, has performed services for the government, university, college, or other educational institution or research center during a period of time during which such employee, consultant or independent contractor was also performing services for Company.

                  (o) The making, using, selling, licensing and distribution of the Sub Products, by either Sub or, following the Closing, by Buyer, did not, does not, or will not: (i) infringe or misappropriate the Intellectual Property Rights of any Person; (ii) violate the rights of any Person (including rights to privacy or publicity); or (iii) constitute unfair competition or trade practices under the laws of any jurisdiction. Sub has not received notice from any Person claiming that the Sub Products infringe or misappropriate the Intellectual Property Rights of any Person or constitute unfair competition or trade practices under the laws of any jurisdiction (nor does Sub have knowledge of any basis therefor).

                  (p) No Sub Intellectual Property, Sub Product or service of Sub is subject to any proceeding or outstanding decree, order, judgment or settlement agreement or stipulation that restricts in any manner the use, transfer or licensing thereof by Sub or may affect the validity, use or enforceability of such Sub Intellectual Property.

                  (q) Other than inbound "shrink-wrap" and similar publicly available commercial binary code end-user licenses and outbound "shrink-wrap" licenses in the form set forth on Schedule 5.13, the contracts, licenses and agreements listed in Schedule 5.13 lists all contracts, licenses and agreements to which Sub is a party with respect to any Intellectual Property. All such contracts are in full force and effect. Sub is not in breach of nor has Sub failed to perform under, any of the foregoing contracts, licenses or agreements and, to Sub's knowledge, no other party to any such contract, license or agreement is in breach thereof or has failed to perform thereunder. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination or suspension of such contracts, licenses and agreements. Following the Closing Date, Buyer will be permitted to exercise all of Sub's rights under such contracts, licenses and agreements to the same extent Seller would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which Sub would otherwise be required to pay, except to the extent in each case the consent of any third party is required for the transfer of such contracts, licenses and agreements to Buyer as a result of the transfer of the Stock from Seller to Buyer.

                  (r) Schedule 5.13 lists all material contracts, licenses and agreements between Sub and any other Person wherein or whereby Sub has agreed to, or assumed, any obligation or duty to warrant, indemnify, reimburse, hold harmless, guaranty or otherwise assume or incur any obligation or liability or provide a right of rescission with respect to the infringement or misappropriation by Sub or such other person of the Intellectual Property Rights of any Person other than Sub.

                  (s) To the knowledge of Sub, there are no contracts, licenses or agreements between Sub and any other Person with respect to Sub Intellectual Property under which there is any dispute regarding the scope of such agreement, or performance under such agreement, including with respect to any payments to be made or received by Sub thereunder.

                  (t) To Sub's knowledge, no Person is infringing or misappropriating any Sub Intellectual Property.

                  (u) Sub has taken all steps that are reasonably required to protect Sub's rights in confidential information and trade secrets of Sub or provided by any other person to Sub. Without limiting the foregoing, Sub has and enforces a policy requiring each employee and consultant of Sub to execute a proprietary rights and confidentiality agreement substantially in the form set forth in Schedule 5.13 and all current and former employees and consultants of Sub who have created or modified any of Sub Intellectual Property have executed such an agreement assigning all of such employees' and consultants' rights in and to Sub Intellectual Property to the Seller.

                  (v) Neither this Agreement nor the transactions contemplated by this Agreement, will result in (i) Sub's granting to any third party any right to or with respect to any Intellectual Property owned by, or licensed to, Sub, (ii) Sub's being bound by, or subject to, any non-compete or other restriction on the operation or scope of their respective businesses, or (iii) Sub's being obligated to pay any royalties or other amounts to any third party in excess of those payable by Sub prior to the Closing.

                  (w) All of Sub's Products (including products currently under development): (i) are Year 2000 Compliant; and (ii) will lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000.

         5.14 INSURANCE. Schedule 5.14 contains a complete and correct list of all insurance policies maintained by Seller and Sub with respect to Sub, together with a schedule of required premiums, premium payment dates and any prepaid premiums under each such policy. Seller and Sub have made available to Buyer complete and correct copies of all such policies together with all riders and amendments thereto. Such policies are in full force and effect, and all premiums due thereon have been paid. Seller and Sub have complied in all material respects with the provisions of such policies. No notice has been received canceling or threatening to cancel or refusing to renew any of such insurance. The rights of the insured under such policies will not be terminated or adversely affected by the Closing or the consummation of the other transactions contemplated hereby. There is currently no basis for any insurance claim by Seller or Sub.

         5.15 EMPLOYEE MATTERS.

                  (a) Schedule 5.15 contains (i) a list of all employees of Sub and (ii) a true and complete list of all remuneration payable and other benefits provided which Seller or Sub is bound to provide (whether at present or in the future) to each such employee, or any person connected with any such employee, and includes, if any, particulars of all profit sharing, incentive and bonus arrangements to which Seller is a party, whether legally binding or not.

                  (b) Schedule 5.15 contains an accurate and complete list of each Employee Plan and each Employee Contract under each Employee Plan or Employee Contract of Sub. Sub has made available to Buyer correct and complete copies of all documents embodying each Employee Plan and each Employee Contract of Sub including, without limitation, all amendments thereto and all related trust documents.

                  (c) Sub has never maintained, established, sponsored, participated in, or contributed to, any (i) "employee pension benefit plan" within the meaning of Section 3(2) of ERISA subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code, or (ii) "multiemployer plan" within the meaning of Section (3)(37) of ERISA, in either case for the benefit of any employees of Sub.

                  (d) None of Sub's employees has received a pension grant or any other kind of voluntary pension benefit.

                  (e) None of Sub's employees has given or received notice of termination and Sub has not given notice of any reduction to any employee of Sub or Governmental Entity or started consultations with any trade union pursuant to any statute or regulation.

                  (f) No collective bargaining agreement exists that is binding on Sub with respect to its employees, and to Sub's knowledge, no petition has been filed or proceeding instituted, or any action taken in contemplation of any such filing or institution, by an employee or group of employees of Sub, with the National Labor Relations Board seeking recognition of a bargaining representative.

                  (g) There is no labor strike, dispute, slow down or stoppage pending or threatened against Sub by its employees, and Sub has received no demand letters, civil rights charges, suits or drafts of suits with respect to claims made by any of its employees.

                  (h) All individuals who are or were performing consulting or other services for Sub are or were correctly classified by Sub as either "independent contractors" or "employees," as the case may be, and, at the Closing Date, will qualify for such classification.

                  (i) With respect to each of its employees, Sub has provided Buyer with true and correct information concerning the annual salary or wages, as well as any incentives or bonus arrangement, with respect to such person. Except as contemplated by this Agreement, to the knowledge of Seller and Sub, no such person will or may cease to be engaged by Sub for any reason, including because of the consummation of the transactions contemplated by this Agreement.

                  (j) Sub is in compliance with all applicable material laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to its employees.

                  (k) Sub has withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to its employees.

                  (l) There are no pending or, to the knowledge of Sub, threatened claims or actions by any employee of Sub against Seller under any worker's compensation policy or long-term disability policy.

                  (m) To the knowledge of Sub, none of its employees is obligated under any Contract or subject to any judgment, decree or order of any court or administrative agency that would interfere with such employee's efforts to promote the interests of Sub or that would interfere with Sub's business or operations. To the knowledge of Sub, neither the execution nor delivery of this Agreement, nor the carrying on of the business of Sub as presently conducted nor any activity of Sub's employees in connection with the carrying on of such business as presently conducted, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any Contract under which any of such employees is now bound.

         5.16 LITIGATION; COMPLIANCE; PERMITS.

                  (a) Except as disclosed in Schedule 5.16, there are no actions, suits, proceedings, arbitrations or governmental investigations pending or threatened against, by or affecting Sub, or which will prevent, hinder or delay the execution and performance of this Agreement or any of the transactions contemplated hereby, or could declare this Agreement unlawful or cause the rescission of any of the transactions hereunder, or require Buyer to divest itself of the Stock; nor has any such suit been pending within the two (2) years prior to the date hereof. Sub has not been charged with or received notice of any violation of any applicable law, rule, regulation, ordinance, order or decree relating to it, or the operation of its business, nor is there any threatened claim of such violation (including any investigation) or any basis therefor.

                  (b) Sub has complied and is in compliance with, all laws, rules, regulations, ordinances, orders, judgments, decrees, writs, injunctions, building codes, safety, fire and health approvals, certificates of occupancy or other governmental restrictions applicable to Sub, its assets, employees and employment practices.

                  (c) Sub has all material governmental licenses, permits, approvals or other authorizations required for the conduct of their business as now conducted, all of which are in full force and effect; there is no action pending or threatened, to terminate any rights under any such governmental licenses, permits or authorizations; none of such licenses, permits, approvals and authorizations will be materially adversely affected by the Stock Sale or the consummation of the other transactions contemplated by this Agreement.

         5.17 ENVIRONMENTAL COMPLIANCE. Sub is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety and no material expenditures are required to comply with any such existing statute, law or regulation.

         5.18 CORPORATE RECORDS. An extract from the Commercial Register of Tallinn, Estonia, certified by the registry secretary of the Commercial Register of Tallinn, Estonia and a copy of the bylaws of Sub, as amended to date, certified by the registry secretary of the Commercial Register of Tallinn, Estonia, all under a date not more than five (5) days prior to the Closing Date which have been delivered to Buyer are complete and correct, and the minute books of Sub correctly reflect all material corporate actions taken at all meetings of directors (including committees thereof) and stockholders, and correctly record all resolutions certified copies of which have been delivered to Buyer. The stock ledger is complete and correct and correctly reflect all issuances and transfers of the capital stock of Sub.

         5.19 BANK ACCOUNTS; POWER OF ATTORNEY. Schedule 5.19 correctly sets forth: (i) a list of all banks in which Sub has an account or safety deposit box, account number, purpose of such account or safety deposit box and the names of all persons authorized to draw thereon or have access thereto; and (ii) the names of all persons holding powers of attorney from Sub and a description of the power of attorney.

         5.20 WARRANTIES. During the past three (3) years Sub has not given any written warranties with respect to any of their respective products or services.
Schedule 5.20 sets forth a description of all claims concerning product liability or arising from services provided which have been made against Sub during the past three (3) years.

         5.21 FOREIGN CORRUPT PRACTICES. To the knowledge of Seller and Sub, neither Seller nor Sub has made, offered or agreed to offer anything of value to any government official, political party or candidate for government office nor has it taken any action which would cause the Seller or Sub to be in violation of any law of any foreign jurisdiction or the United States, including the Foreign Corrupt Practices Act of 1977.

         5.22 COMPLETE COPIES. Seller or Sub has delivered or made available true and complete copies of each existing document of Sub that Buyer, or its counsel, has requested in writing.

         5.23 DISCLOSURE. None of the representations or warranties made by Seller or Sub in this ARTICLE 5 (as modified by the Sub Disclosure Schedule), nor any written statement or certificate furnished or to be furnished at or before the Closing by or on behalf of Seller or Sub with respect to Sub to Buyer or its agents pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which made, not misleading.

                                   ARTICLE 6

                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

         Buyer hereby represents and warrants to Seller as of the date of this Agreement and as of the Closing Date, as though made as of the Closing Date, as follows:

         6.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of Delaware.


         6.2 AUTHORITY. Buyer has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitute the valid and binding obligations of Buyer, enforceable in accordance with their terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         6.3 NO CONFLICT. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will not conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a Conflict under (i) any provision of the certificate of incorporation, as amended, and bylaws of Buyer, (ii) any Contract to which Buyer or any of its respective properties or assets are subject and which has been filed as an exhibit to Buyer's filings under the Securities Act or the Exchange Act, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer or its properties or assets, except in each case where such Conflict will not have a material adverse effect on Buyer or will not affect the legality, validity or enforceability of this Agreement or the ability of Buyer to perform its obligations hereunder.

         6.4 CONSENTS. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, or any third party is required by or with respect to Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby and thereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not have a material adverse effect on Buyer.

         6.5 BROKERS' AND FINDERS' FEES. Buyer has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         6.6 PURCHASE PRICE. Buyer has, and at the Closing will have, adequate immediately available funds to pay the Purchase Price on the Closing Date.

                                   ARTICLE 7

                            COVENANTS AND AGREEMENTS
                            ------------------------

         7.1 ACCESS. During the period commencing on the date of this Agreement and continuing through the Closing Date (the "Pre-Closing Period"), Seller and Sub will (i) afford Buyer, its counsel and its accountants at all reasonable times during normal business hours (A) full and free access to Sub's personnel, properties, Contracts, books and records, and other documents and data and (B) the right to make copies and extracts therefrom, and (ii) furnish Buyer, its counsel and its accountants with such additional financial, operating, and other data and information with respect to Sub as Buyer may reasonably request in writing. During the Pre-Closing Period, Seller, upon reasonable prior written notice from Buyer to Seller, will (a) afford to Buyer and its representatives, at all reasonable times during normal business hours, full and complete access to Seller's personnel, professional advisors, properties, the Transferred Contracts, Customer and Sales Records, and other documents and data (including access to all source code related to the Products), (b) furnish Buyer and its representatives with copies of all such Contracts, Customer and Sales Records, and other existing documents and data as Buyer may reasonably request in writing, and (c) furnish Buyer and its representatives with such additional financial (including Tax Returns and supporting documentation), operating, and other data and information as Buyer may reasonably request in writing, in the case of (a) through (c) above primarily relating to the Products and the Acquired Assets. No information or knowledge obtained in any investigation pursuant to this Section 7.1 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties hereto to consummate the transactions contemplated hereby.

         7.2 OPERATION OF THE BUSINESSES.

                  (a) During the Pre-Closing Period, except as set forth in
Section 7.2(a) of the Seller Disclosure Schedule, unless otherwise agreed in writing by Buyer, Seller will:

                           (i) pay the debts and Taxes related to the Acquired
Assets when due;

                           (ii) pay or perform other obligations related to the
Acquired Assets when due;

                           (iii) confer with Buyer concerning any matters, other
than matters related to the Dissolution, relating to the Products and Acquired Assets of a significant nature; and

                           (iv) use commercially reasonable, good faith efforts
to maintain all of the Acquired Assets in their current condition, ordinary wear and tear excepted and, in the event of any damage to or destruction of any of the Acquired Assets prior to the Closing Date, promptly replace, repair or restore such Acquired Assets.

                  (b) During the Pre-Closing Period, except as set forth in
Section 7.2(b) of the Seller Disclosure Schedule, unless otherwise agreed in writing by Buyer, Seller and Sub will:

                           (i) except as otherwise allowed or required pursuant
to the terms of this Agreement, conduct the business of Sub in the usual, regular and ordinary course in substantially the same manner as heretofore conducted;

                           (ii) pay the debts and Taxes of Sub when due;

                           (iii) pay or perform other obligations of Sub when
due;

                           (iv) use commercially reasonable, good faith efforts
to preserve intact the current business organization of Sub, keep available the services of the current employees and agents of Sub, and maintain the relations and goodwill with the suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with Sub, with the goal of preserving unimpaired the goodwill and ongoing business of Sub as of the Closing;

                           (v) confer with Buyer concerning business or
operational matters relating to Sub of a significant nature;

                           (vi) use commercially reasonable, good faith efforts
to maintain all of the assets of Sub in their current condition, ordinary wear and tear excepted and, in the event of any damage to or destruction of any of such assets prior to the Closing Date, promptly replace, repair or restore such assets;

                           (vii) maintain the books and records of Sub in the
usual, regular and ordinary manner, on a basis consistent with prior years; and

                           (viii) report periodically to Buyer concerning the
status and operation of Sub's business.

         7.3 CONDUCT PRIOR TO CLOSING.

                  (a) Except as otherwise expressly permitted by this Agreement or set forth in Section 7.3(a) of the Seller Disclosure Schedule, during the Pre-Closing Period, Seller will not, without the prior written consent of Buyer (which consent may not be unreasonably withheld or delayed):

                           (i) buy, or enter into any inbound license agreement
with respect to, the Intellectual Property Rights of any third party to be incorporated in or used in connection with the Products or sell, lease or otherwise transfer or dispose of, or enter into any outbound license agreement with respect to, any of the Acquired Assets with any third party;

                           (ii) propose or enter into a Contract with any
person, other than Buyer, providing for the possible acquisition, transfer or disposition (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) of any of the Acquired Assets or a material portion of the capital stock of Seller;

                           (iii) enter into any Contract relating to (i) the
sale or distribution of any Product, (ii) the provision of any services, or
(iii) any of the Acquired Assets;

                           (iv) change pricing or royalties charged to customers
or licensees with respect to the Products;

                           (v) enter into any strategic arrangement or
relationship or joint marketing arrangement or agreement with respect to the Products and the Acquired Assets;

                           (vi) amend or modify, or violate the terms of, any of
the Transferred Contracts;

                           (vii) make or change any election in respect of
Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes, in each case relating to the Products and the Acquired Assets;

                           (viii) commence or settle any Actions or Proceedings
or obtain any releases of threatened Actions or Proceedings involving or relating to the Products or the Acquired Assets;

                           (ix) take any action, or fail to take any action,
which would result in the condition set forth in Section 8.2(a)(i) not being true and correct on and as of the Closing Date; or

                           (x) make any sales of the Products; or

                           (xi) take, or agree in writing or otherwise to take,
any of the actions described in Section 7.3(a)(i) through Section 7.3(a)(x) above, or any other action that would prevent Seller from performing or cause Seller not to perform its covenants hereunder.

                  (b) Except as otherwise expressly permitted by this Agreement or set forth in Section 7.3(b) of the Seller Disclosure Schedule, during the Pre-Closing Period, neither Seller nor Sub will, without the prior written consent of Buyer, take any affirmative action, or fail to take any reasonable action within its control, as a result of which any of the changes or events listed in Section 5.7 would be reasonably expected to occur.

         7.4 CONFIDENTIALITY. Each of the parties hereto hereby agrees that the information obtained pursuant to Section 7.1 hereof, or pursuant to the negotiation and execution of this Agreement or the effectuation of the transactions contemplated hereby, shall be governed by the terms of the Mutual Non-Disclosure Agreement, dated effective March 5, 2002, between Buyer and Seller (the "Non-Disclosure Agreement").

         7.5 COLLATERAL AGREEMENTS; SHARE PURCHASE AGREEMENT. The parties hereto shall enter into the Collateral Agreements and the Share Purchase Agreement.

         7.6 COVENANT NOT TO COMPETE OR SOLICIT.

                  (a) Beginning on the Closing Date and ending on the third
(3rd) anniversary of the Closing Date (the "Non-Competition Period"), Seller shall not directly or indirectly (other than on behalf of Buyer), without the prior written consent of Buyer, engage in a Competitive Business Activity (as defined below) anywhere in the Restricted Territory (as defined below). For purposes of Section 7.6, the term "Competitive Business Activity" shall mean:
(i) engaging in, managing or directing persons engaged in any business related to Seller's current business with respect to the Products; (ii) acquiring or having an ownership interest in any entity which derives revenues from any business related to Seller's business with respect to the Products (except for ownership of one percent (1%) or less of any entity whose securities have been registered under the Securities Act of 1933, as amended, or Section 12 of the Securities Exchange Act of 1934, as amended); or (iii) participating in the financing, operation, management or control of any firm, partnership, corporation, entity or business described in clause (ii) of this sentence. For purposes of Section 7.6, the term "Restricted Territory" shall mean each and every country, province, state, city or other political subdivision of the world including those in which Seller is currently engaged in business with respect to the Products or otherwise distributes, licenses or sells the Products.

                  (b) Beginning on the Closing Date and ending on the second
(2nd) anniversary of the Closing Date, Seller shall not directly or indirectly solicit, encourage or take any other action which is intended to induce or encourage, or has the effect of inducing of encouraging, any employee or former employee of Seller who has accepted employment with Buyer to terminate his or her employment with Buyer.

                  (c) The covenants contained in Section 7.6(a) shall be construed as a series of separate covenants, one for each country, province, state, city or other political subdivision of the Restricted Territory. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section 7.6(a). If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this Section 7.6(a) are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable laws.

                  (d) Seller acknowledges that (i) the goodwill associated with the existing business, customers, the Products and the Acquired Assets prior to the Closing are an integral component of the value of the Acquired Assets to Buyer and is reflected in the value of the Purchase Price to be received by Seller, and (ii) Seller's agreement as set forth in Sections 7.6(a) and 7.6(b) is necessary to preserve the value of the Products and the Acquired Assets for Buyer following the Closing. Seller also acknowledges that the limitations of time, geography and scope of activity agreed to in Section 7.6(a) are reasonable because, among other things, (A) Buyer and Seller are engaged in a highly competitive industry, (B) Seller has had unique access to the trade secrets and know-how including, without limitation, the plans and strategy (and, in particular, the competitive strategy) related to the Products and the Acquired Assets, and (C) Seller is receiving significant consideration in connection with the consummation of the transactions contemplated by this Agreement.

                  (e) The parties agree that in the event of a breach or threatened breach by Seller of any of the covenants set forth in Sections 7.6(a) and 7.6(b), monetary damages alone would be inadequate to fully protect Buyer from, and compensate Buyer for, the harm caused by such breach or threatened breach. Accordingly, Seller agrees that if it breaches or threatens breach of any provision of Sections 7.6(a) and 7.6(b), Buyer shall be entitled to, in addition to any other right or remedy otherwise available, the right to injunctive relief restraining such breach or threatened breach and to specific performance of any such provision of Sections 7.6(a) and 7.6(b), and Buyer shall not be required to post a bond in connection with, or as a condition to, obtaining such relief before a court of competent jurisdiction.

         7.7 NO SOLICITATION.

                  (a) Subject to the fiduciary duties of the board of directors of Seller under applicable laws, until the earlier of (i) the Closing Date and
(ii) the Termination Date, Seller shall not (nor will Seller permit any of Seller's or Sub's current officers, directors, employees, agents, representatives or affiliates to), directly or indirectly, take any of the following actions with any party other than Buyer and its designees: (i) solicit, encourage, initiate or participate in any negotiations or discussions with respect to, any offer or proposal for an Acquisition Transaction, (ii) disclose any information not customarily disclosed to any Person concerning the business of Seller if such information is reasonably likely to result in an offer or proposal for an Acquisition Transaction, (iii) assist or cooperate with any Person to make any proposal for an Acquisition Transaction, or (iv) enter into any agreement with any Person contemplating an Acquisition Transaction. In the event Seller or any of its officers, directors, employees, agents, representatives or affiliates shall receive any BONA FIDE offer or proposal, directly or indirectly, of the type referred to in clause (i) or (iii) above, or any request for disclosure or access pursuant to clause (ii) above, it shall promptly inform Buyer as to any such offer or proposal and, subject to the fiduciary duties of the board of directors of Seller under applicable laws and subject to then existing contractual obligation of the Seller, will cooperate with Buyer by furnishing information regarding such third-party offer or proposal that Buyer may reasonably request in writing. The parties hereto agree that irreparable damage would occur in the event that the provisions of this
Section 7.7 were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed by Seller that Buyer is entitled to seek an injunction or injunctions to prevent breaches of the provisions of this
Section 7.7 and to enforce specifically the terms and provisions hereof in any court of the United States having jurisdiction, this being in addition to any other remedy to which Buyer may be entitled at law or in equity.

                  (b) For purposes of Section 7.7, "Acquisition Transaction" shall mean any transaction or series of related transactions involving the acquisition by any Person (other than the Buyer) of (i) any of the Acquired Assets, (ii) all or a majority of Seller's capital stock whether by merger, purchase of assets, tender offer or otherwise, or effect any such transaction to the extent such transaction (A) would be consummated prior to the earlier of the consummation of the transactions contemplated hereby or the termination of this Agreement and (B) does not expressly provide that the Acquiring Person will perform, and will cause the Seller to perform, all of Seller's obligations under this Agreement as in existence on the date hereof, or (iii) Sub or the Stock. In addition, for purposes of Section 7.7, an "Acquiring Person" shall mean any Person acquiring all or a majority of the Seller's capital stock whether by merger, purchase of assets, tender offer or otherwise.

         7.8 NOTIFICATION OF CERTAIN MATTERS. During the Pre-Closing Period, the parties hereto shall give prompt notice to each other of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any failure to comply with or satisfy any of the closing conditions set forth in Article 8 to be satisfied on or prior to the Termination Date; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this Section 7.8 shall not limit or otherwise affect any remedies available to the party receiving such notice.

         7.9 PUBLIC DISCLOSURE. Unless otherwise required by applicable laws or by obligations pursuant to any listing agreement with or rules of the National Association of Securities Dealers, Inc. or The Nasdaq Stock Market, neither Buyer nor Seller shall issue any statement or communication to any third party (other than their respective agents) regarding the subject matter of this Agreement or the transactions contemplated hereby, including, if applicable, the termination of this Agreement and the reasons therefor, without the consent of the other party, which consent shall not be unreasonably withheld. Each of Buyer and Seller shall use commercially reasonable efforts to consult with, and use commercially reasonable efforts to accommodate, the comments of the other before issuing any press release or otherwise making any public statement with respect to this Agreement and the transactions contemplated hereby.

         7.10 USE OF CONFIDENTIAL INFORMATION. Notwithstanding anything the contrary contained herein or in any other agreement of Seller, including any agreement between Seller and any employee of Seller, Buyer shall have the unrestricted, sublicensable and transferable right, and Seller hereby consents to such rights of Buyer, to use, disclose and exploit in any manner and without restriction any and all confidential information disclosed to, or learned by, Buyer exclusively in connection with the Asset Sale. To the extent that any of Seller's employees may be bound by any agreement or policy of Seller that would in any way limit or restrict the rights of Buyer to confidential information under this Section 7.10, Seller shall not assert, enforce or otherwise exercise its rights under such agreement or policy against any such employee or Buyer.

         7.11 CONSENTS. During the Pre-Closing Period, each of Seller and Sub shall exercise its commercially reasonable efforts to obtain the consents, waivers and approvals under any of the Transferred Contracts as may be required in connection with this Agreement and the transactions contemplated hereby so as to assign all rights of, and benefits to, Buyer thereunder.

         7.12 Benefits Liabilities. From and after the Closing Date, except as otherwise agreed to by Buyer and Seller pursuant to a written agreement, Seller shall be solely responsible for all Benefits Liabilities relating to its employees and former employees arising under, resulting from or relating to any Employee Plans whether incurred before, on or after the Closing Date.

         7.13 MEETING OF STOCKHOLDERS.

                  (a) Seller shall as promptly as reasonably practicable after the date hereof take all action necessary in accordance with Delaware law and its certificate of incorporation, bylaws and agreements to convene a special meeting of its stockholders for the purpose of considering and voting upon the Asset Sale (the "Seller Stockholders Meeting"). Seller shall use its commercially reasonable efforts to solicit from stockholders of Seller proxies in favor of the Asset Sale to take all other action necessary or advisable to secure the vote or consent of stockholders required by Delaware law and its certificate of incorporation, bylaws and agreements to effect the transactions contemplated hereby. Seller shall ensure that all proxies solicited in connection with such stockholders' meeting are solicited in compliance with applicable law.

                  (b) Seller will prepare and distribute to its stockholders in connection with the Seller Stockholders Meeting a proxy statement (the "Seller Proxy Statement") in compliance with all applicable law. The Seller Proxy Statement shall include a statement to the effect that the board of directors of Seller unanimously recommends that Seller's stockholders vote in favor of and otherwise approve the Asset Sale (the "Board Recommendation"). In each case, subject to the fiduciary duties of the board of directors of Seller under applicable laws, (i) the Board Recommendation shall not be withdrawn or modified in a manner adverse to Buyer, and (ii) no resolution by the board of directors of Seller or any committee thereof to withdraw or modify the Board Recommendation in a manner adverse to Buyer shall be adopted or proposed.

         7.14 WARN ACT. Seller shall be solely responsible for ensuring compliance with the WARN Act and all other applicable laws and payment of accrued vacation or paid time off in connection with any reductions in force or other terminations of its employees.

         7.15 REASONABLE EFFORTS. Subject to the terms and conditions provided in this Agreement, after the Closing, each of the parties hereto shall use commercially reasonable efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement; PROVIDED THAT no party to this Agreement shall be required to agree to any divestiture of shares of capital stock or of any business, assets or property of Buyer or its subsidiaries or affiliates or of Seller, as the case may be, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

         7.16 ADDITIONAL DOCUMENTS AND FURTHER ASSURANCES. After the Closing, each party hereto, at the request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or reasonably desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 8

                            CONDITIONS TO THE CLOSING
                            -------------------------

         8.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY. The respective obligations of each party to effect the transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing, of the following conditions:

                  (a) NO ORDER. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting the consummation of the transactions contemplated hereby.

                  (b) NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, nor shall any proceeding brought by a Governmental Entity be seeking any of the foregoing be pending.

                  (c) SELLER STOCKHOLDER APPROVAL. At the Seller Stockholder Meeting, the Asset Sale shall have been approved by the required vote of the stockholders of Seller.

                  (d) GOVERNMENTAL APPROVAL. Any governmental or regulatory notices, approvals or other requirements necessary to consummate the transactions contemplated hereby shall have been given, obtained or complied with, as applicable.

         8.2 ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF BUYER. The obligation of Buyer to effect the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Buyer:

                  (a) REPRESENTATIONS, WARRANTIES AND COVENANTS. (i) The representations and warranties of Seller in this Agreement (A) were true and correct on the date of this Agreement and (B) shall be true and correct on and as of the Closing Date as though such representations and warranties were made on and as of such time, except in the case of each of (A) and (B) for any inaccuracy of such representations and warranties which would not be reasonably expected to have a Material Adverse Effect on the Acquired Assets as of the Closing Date, and (ii) Seller shall have performed and complied in all material respects with all covenants and obligations under this Agreement required to be performed and complied with by Seller as of the Closing.

                  (b) REPRESENTATIONS, WARRANTIES AND COVENANTS. (i) The representations and warranties of Sub in this Agreement (A) were true and correct on the date of this Agreement and (B) shall be true and correct on and as of the Closing Date as though such representations and warranties were made on and as of such time, except in the case of each of (A) and (B) for any inaccuracy of such representations and warranties which would not be reasonably expected to have a Material Adverse Effect on the Acquired Assets as of the Closing Date, and (ii) Sub shall have performed and complied in all material respects with all covenants and obligations under this Agreement required to be performed and complied with by Sub as of the Closing.

                  (c) RELEASE OF LIENS. Buyer shall have received from Seller a duly and validly executed copy of all agreements, instruments, certificates and other documents, in form and substance reasonably satisfactory to Buyer, that are necessary or appropriate to evidence the release of all Liens set forth in
Schedule 8.2(b) to this Agreement.

                  (d) CERTIFICATE OF SELLER. Buyer shall have received a certificate, validly executed by the Chief Executive Officer of Seller for and on its behalf, to the effect that, as of the Closing the conditions set forth in
Section 8.2(a)(i) and Section 8.2(a)(ii) have been satisfied.

                  (e) CERTIFICATE OF SUB. Buyer shall have received a certificate, validly executed by a member of the Management Board of Sub for and on its behalf, certifying (i) that, as of the Closing, the conditions set forth in Section 8.2(b)(i) and Section 8.2(b)(ii) have been satisfied and (ii) as to the terms and effectiveness of the charter documents of Sub.

                  (f) CERTIFICATE OF SECRETARY OF SELLER. Buyer shall have received a certificate, validly executed by the Secretary of Seller, certifying as to (i) the terms and effectiveness of the certificate of incorporation and the bylaws of Seller, and (ii) the valid adoption of resolutions of the Board of Directors of Seller approving this Agreement and the consummation of the transactions contemplated hereby.

                  (g) DELIVERIES. Each of Seller and Sub shall have delivered to Buyer executed copies of the Collateral Agreements and the Share Purchase Agreement.

                  (h) TERMINATION OF AGREEMENT ON INTELLECTUAL PROPERTY RIGHTS. Seller and Sub shall have terminated that certain Agreement on Transfer of Intellectual Property Rights, dated January 10, 2002, between Seller and Sub, and any other agreement relating to the transfer of intellectual property rights from Sub to Seller to be effective as of the Closing, and shall have delivered to Buyer executed copies of all such terminations.

                  (i) RESIGNATIONS OF MEMBERS OF MANAGEMENT BOARD OF SUB. Seller or Sub shall have delivered written resignations of each member of the Management Board of Sub, whereby each of them resign, from the Management Board of Sub as of the date of the Share Purchase Agreement. All actions necessary under the laws of the Republic of Estonia and the charter documents of Sub to effect such resignations shall be taken on or prior to the Closing Date. Each resignation letter shall confirm that the board member has no claims against Sub.

         8.3 ADDITIONAL CONDITIONS TO OBLIGATIONS OF SELLER. The obligations of Seller to consummate and effect the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Seller:

                  (a) Representations, Warranties and Covenants. (i) The representations and warranties of Buyer in this Agreement were true and correct when made, and (ii) Buyer shall have performed and complied in all material respects with all covenants and obligations under this Agreement required to be performed and complied with by Buyer as of the Closing.

                  (b) CERTIFICATE OF BUYER. Seller shall have received a certificate of the Buyer validly executed by the Chief Executive Officer of Buyer for and on its behalf, to the effect that, as of the Closing the conditions set forth in Section 8.3(a)(i) and 8.3(a)(ii) have been satisfied.

                  (c) DELIVERIES. The Buyer shall have paid to Seller the Purchase Price and the Working Capital Reimbursement Amount in immediately available funds in United States dollars. Buyer shall have delivered to Seller executed copies of the Collateral Agreements and the Share Purchase Agreement.

                                   ARTICLE 9

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

         9.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of each of Seller and Sub contained in this Agreement, or in any certificate or other instrument delivered pursuant to this Agreement, shall terminate on the Closing Date. The representations and warranties of Buyer contained in this Agreement, or in any certificate or other instrument delivered pursuant to this Agreement, shall terminate on the Closing Date.

                                   ARTICLE 10

                        TERMINATION, AMENDMENT AND WAIVER
                        ---------------------------------

         10.1 TERMINATION. Except as provided in Section 10.2, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing:

                  (a) by mutual written consent of Buyer and Seller;

                  (b) by Buyer or Seller if the Closing Date shall not have occurred by November 15, 2002 (the "Termination Date"); PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 10.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before the Termination Date and such action or failure to act constitutes breach of this Agreement;

                  (c) by Buyer or Seller if: (i) there shall be a final non-appealable order of a federal or state court in effect preventing the Closing, or (ii) there shall be any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Closing by any Governmental Entity that would make consummation of the Closing illegal;

                  (d) by Buyer if there shall be any action taken by a Governmental Entity, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity, which would: (i) prohibit Buyer's ownership or operation of any material portion of the Acquired Assets or (ii) compel Buyer or Seller to dispose of or hold separate all or any portion of the business or assets of Buyer or Seller as a result of the Closing;

                  (e) by any party if (i) the Seller Stockholders Meeting (including any adjournments and postponements thereof) shall not have been held and completed prior to the Termination Date or shall have been held and completed and the stockholders of Seller shall have taken a final vote on a proposal to approve the Asset Sale; and (ii) the Asset Sale shall not have been approved at the Seller Stockholders Meeting (and shall not have been approved at any adjournment or postponement thereof) by the required approval of the stockholders of Seller; PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 10.1(e) shall not be available to Seller where the failure to hold the Seller Stockholders Meeting and to obtain Seller stockholder approval shall have been caused by the action or failure to act of Seller and such action or failure to act constitutes a breach by Seller of this Agreement; PROVIDED FURTHER, HOWEVER, that the right to terminate this Agreement under this
Section 10.1(e) shall not be available to Buyer where the failure to hold the Seller Stockholders Meeting and to obtain Seller stockholder approval shall have been caused by the action or failure to act of Buyer and such action or failure to act constitutes a breach by Buyer of this Agreement.

                  (f) by Buyer (at any time prior to the approval of the Asset Sale by the required vote of the stockholders of Seller) if (i) Seller's board of directors or any committee thereof shall have withdrawn or modified in a manner adverse to Buyer the Board Recommendation or (ii) Seller's board of directors failed to reconfirm the Board Recommendation within five (5) business days upon a written request by the Buyer after an Acquisition Transaction has been publicly announced.

                  (g) by Buyer if it is not in material breach of its obligations under this Agreement and there has been a breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement such that the conditions set forth in Section 8.2 would not be satisfied and such breach has not been cured within ten (10) calendar days after written notice thereof to Seller; PROVIDED, HOWEVER, that no cure period shall be required for a breach which by its nature cannot be cured; or

                  (h) by Seller if is not in material breach of their respective obligations under this Agreement and there has been a breach of any representation, warranty, covenant or agreement of Buyer contained in this Agreement such that the conditions set forth in Section 8.3 would not be satisfied and such breach has not been cured within ten (10) calendar days after written notice thereof to Buyer; PROVIDED, HOWEVER, that no cure period shall be required for a breach which by its nature cannot be cured.

         10.2 EFFECT OF TERMINATION; NOTICE OF TERMINATION. In the event of termination of this Agreement as provided in Section 10.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto, or its affiliates, officers, directors or stockholders, provided that each party shall remain liable for any breaches of this Agreement prior to its termination; and PROVIDED FURTHER THAT, the provisions of Section 7.4, Article 11, and this Section 10.2 shall remain in full force and effect and survive any termination of this Agreement. Notwithstanding the foregoing, nothing contained herein shall relieve any party from liability for any breach hereof prior to such termination. Any termination of this Agreement under
Section 10.1 will be effective immediately upon the delivery of written notice thereof by the terminating party to the other party hereto (or, in the case of termination pursuant to Section 10.1(g) or Section 10.1(h), on the date specified therein).

         10.3 AMENDMENT. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

         10.4 EXTENSION; WAIVER. At any time prior to the Closing, Buyer, on the one hand, and Seller, on the other hand, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and
(iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE 11

                                     GENERAL
                                     -------

         11.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice); PROVIDED, HOWEVER, that notices sent by mail will not be deemed given until received:

          (a)      if to Buyer, to:
                   Altiris, Inc.
                   588 West 400 South
                   Lindon, Utah 84042
                   ATTENTION: GENERAL COUNSEL
                   Telephone No.:      801-805-2400
                   Facsimile No.:      801-805-2589

                   with a copy to (which copy shall not constitute notice):

                   Wilson Sonsini Goodrich & Rosati
                   Professional Corporation
                   2795 E. Cottonwood Parkway, Suite 300
                   Salt Lake City, Utah 84121
                   ATTENTION:  ROBERT G. O'CONNOR
                   Telephone No.:      801.993.6400
                   Facsimile No.:      801.993-6499

          (b)      if to Seller, to:

                   Previo, Inc.
                   12636 High Bluff Drive, Suite 400
                   San Diego, California 92130-2093
                   ATTENTION:  CHIEF FINANCIAL OFFICER
                   Telephone No.:  858-794-3789
                   Facsimile No.:      858-794-4572

                   with a copy to (which copy shall not constitute notice):

                   Cooley Godward LLP
                   4401 Eastgate Mall
                   San Diego, California  92121-6420
                   ATTENTION:   CARL R. SANCHEZ, ESQ.
                                DEYAN P. SPIRIDONOV, ESQ.
                   Telephone No.:      858.550.6000
                   Facsimile No.:      858.550.6420

         11.2 ENTIRE AGREEMENT; ASSIGNMENT. This Agreement, the Exhibits hereto, the Seller Disclosure Schedule, the Sub Disclosure Schedule, the Non-Disclosure Agreement, and the documents and instruments and other agreements among the parties hereto referenced herein: (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings both written and oral, among the parties with respect to the subject matter hereof; (ii) are not intended to confer upon any other person any rights or remedies hereunder; and (iii) shall not be assigned by operation of law or otherwise, except that Buyer may assign its rights and delegate its obligations hereunder to its affiliates as long as Buyer remains ultimately liable for all of Buyer's obligations hereunder.

         11.3 SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         11.4 OTHER REMEDIES. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

         11.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         11.6 JURISDICTION AND VENUE. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court within Salt Lake City, State of Utah, in connection with any claims brought after the Closing Date based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Utah for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

         11.7 RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefor, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         11.8 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

         11.9 FEES AND EXPENSES. Whether or not the transactions contemplated herein are consummated, all expenses, including without limitation all legal, accounting, financial advisory, consulting and other fees, incurred in connection with the negotiation or effectuation of this Agreement or consummation of such transactions, shall be the obligation of the respective party incurring such expenses.

         11.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                   SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT


         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.


                                        "BUYER"


                                        ALTIRIS, INC.


                                        By:  /s/ Jan Newman
                                             -----------------------------------

                                        Name:  Jan Newman
                                               ---------------------------------

                                        Title:  V.P. of Business Development
                                                --------------------------------

                                        "SELLER"


                                        PREVIO, INC.


                                        By:  /s/ Cliff Flowers
                                             -----------------------------------

                                        Name:  Cliff Flowers
                                               ---------------------------------

                                        Title:  CFO
                                                --------------------------------



                                        "SUB"


                                        PREVIO ESTONIA OU


                                        By:  /s/ Cliff Flowers
                                             -----------------------------------

                                        Name:  Cliff Flowers
                                               ---------------------------------

                                        Title:  Attorney-in-Fact
                                                --------------------------------

                                   APPENDIX B

                       PLAN OF DISSOLUTION OF PREVIO, INC.

         This Plan of Dissolution (the "PLAN") is for the purpose of effecting the complete liquidation and dissolution of PREVIO, Inc., a Delaware corporation (the "COMPANY"), in accordance with the Delaware General Corporation Law ("DGCL") and Section 331 of the Internal Revenue Code of 1986, as amended (the "CODE").

I. ADOPTION OF THE PLAN. The board of directors of the Company (the "BOARD") has adopted this Plan and called a meeting (the "MEETING") of the Company's stockholders (the "STOCKHOLDERS") to take action on the Plan. If Stockholders holding a majority of the Company's outstanding Common Stock, par value $.001 per share (the "COMMON STOCK"), vote for the adoption of this Plan at the Meeting, the Plan shall constitute the adopted Plan of the Company as of the date of the Meeting, or such later date on which the Stockholders may approve the Plan if the Meeting is adjourned to a later date (the "ADOPTION DATE"). The date on which the Company implements the liquidation provisions of the Plan will be referred to as the "LIQUIDATION DATE".

II. CESSATION OF BUSINESS ACTIVITIES. After the Liquidation Date, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business and affairs, and distribute its assets in accordance with this Plan. The directors in office on the Adoption Date and, at the pleasure of the Board, the officers of the Company, shall continue in office solely for these purposes and as otherwise provided in this Plan.

III. LIQUIDATION OF ASSETS. From and after the Liquidation Date, the Company shall determine whether and when to sell, exchange, transfer, lease, license or otherwise dispose of all of its property and assets, including the Company's intangible assets, in one or more transactions upon such terms and conditions as the Board, in its absolute discretion, deems expedient and in the best interests of the Company and the Stockholders. The Company will not be required to obtain appraisals or other third party opinions as to the value of its properties and assets in connection with the liquidation. As part of the liquidation of its property and assets, the Company shall collect, or make provision for the collection of all accounts receivable, debts and claims owing to the Company, including all recoveries under any pending litigation to which the Company is a party. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan.

IV. PAYMENT OF DEBTS. Prior to making any distributions to the Stockholders, the Company shall pay, or as determined by the Board, make reasonable provision to pay, all claims and obligations of the Company, including all contingent, conditional or unmatured claims known to the Company. Such claims shall be paid or provided for in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefore. If and to the extent deemed necessary, appropriate or desirable by the Board, in its absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the "CONTINGENCY RESERVE") to satisfy claims against the Company, including, without limitation, unknown events, tax obligations, claims that are the subject of pending litigation, and all expenses of the sale of the Company's property and assets, of the collection and defense of the Company's property and assets, and of the liquidation and dissolution provided for in this Plan. The Board may, in its discretion, increase or decrease the amount of the Contingency Reserve at any time and shall place or cause to be placed such funds in an account of the Company as the Board has determined to be maintained as the Contingency Reserve.

V. DISTRIBUTIONS TO STOCKHOLDERS. Following the payment or the provision for the payment of the Company's claims and obligations as provided above, the Company shall distribute pro rata to the Stockholders, all remaining assets, including all available cash including the cash proceeds of any sale, exchange or disposition. If the Board determines to follow the procedures described in Section 280 of the DGCL, then the additional steps set forth below shall, to the extent necessary or appropriate be taken:

         o The giving of notice of the dissolution to all persons having a claim against the Company and any rejection of any such claims in accordance with Section 280 of the DGCL;

         o The offering of security to any claimant on a contract whose claim is contingent, conditional or unmatured in an amount the Company determines sufficient to provide compensation to the claimant if the claim matures, and the petitioning of the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any claimant who has rejected such offer in accordance with Section 280 of the DGCL;

         o The petitioning of the Delaware Court of Chancery to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for (1) claims that are subject of pending litigation against the Company; and (2) claims that have not been made known to the Company or that have not arisen, but are likely to arise or become known within five years after the date of dissolution (or longer in the discretion of the Delaware Court of Chancery), each in accordance with Section 280 of the DGCL;

         o The payment, or the making of adequate provision for payment, of all claims made against the Company and not rejected in accordance with Section 280 of the DGCL;

         o The posting of all security offered and not rejected and all security ordered by the Delaware Court of Chancery in accordance with Section 280 of the DGCL; and

         o The payment, or the making of adequate provision for payment, of all other claims that are mature, known and contested or that have been finally determined to be owing by the Company.

         Notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 280 of the DGCL, and the Board and the officers of the Company are hereby authorized, without further stockholder action, to proceed with the dissolution, liquidation and termination of existence of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof, including the adoption of a plan of distribution as contemplated by such section.

VI. CERTIFICATE OF DISSOLUTION. After the Liquidation Date, the officers of the Company shall, at such time as the Board, in its absolute discretion, deems necessary, appropriate or desirable, file any certificates required by the Delaware tax authorities, or any other documents as may be required to effectuate the dissolution of the Company, including filing with the Secretary of State of the State of Delaware a certificate of dissolution (the "CERTIFICATE OF DISSOLUTION") in accordance with the DGCL. The dissolution is effective (the "EFFECTIVE DATE") upon the filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware or upon such later date as may be specified in the Certificate of Dissolution. From and after the Effective Date, the Company will be deemed to be completely dissolved, but will continue to exist under Delaware law for a period of three years, or such longer period as ordered by the Delaware Court of Chancery for the purposes of prosecuting suits by or against the Company, paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up the Company's business affairs. The members of the Board in office on the Effective Date shall have all powers provided to them under the DGCL and other applicable law.

VII. NOTICE OF LIQUIDATION. As soon as practicable after the Effective Date, the Board may direct the officers to mail notice in accordance with the DGCL to all its claimants that this Plan has been approved by the Board and the Company's stockholders.

VIII. POWERS OF BOARD AND OFFICERS. Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Stockholders, the Board may interpret any of the provisions of this Plan, modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Stockholders, to the extent permitted by the DGCL. The Board may also make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Company in accordance with the Code, the Internal Revenue Service and the DGCL and any rules and regulations of the Securities and Exchange Commission or any state securities commission, including, without limitation, any instruments of dissolution or other documents, and withdrawing any qualification to do business in any state in which the Company is so qualified, as well as the preparation and filing of any federal or state tax returns. Prior to the filing of the Certificate of Dissolution, the Board shall have full authority to abandon and revoke the dissolution as the Board deems appropriate without further stockholder action.

IX. CANCELLATION OF STOCK. As a condition to receipt of any distribution to the Stockholders, the Board, in its absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the Board of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board. The Company will finally close its stock transfer books and discontinue recording transfers of Common Stock on the date on which the Company files a Certificate of Dissolution with the Secretary of State of the State of Delaware under the DGCL (the "FINAL RECORD DATE"), and thereafter certificates representing Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law. If any distribution to a Stockholder cannot be made, whether because the Stockholder cannot be located, has not surrendered its certificates evidencing the Common Stock as required hereunder or for any other reason, the distribution to which such Stockholder is entitled (unless transferred to the Trust) shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such Stockholder as the sole equitable owner thereof and shall be treated as abandoned property and shall escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

X. LIQUIDATING TRUST. If deemed necessary, appropriate or desirable by the Board, in its absolute discretion, in furtherance of the liquidation and distribution of the Company's assets to the Stockholders, as a final liquidating distribution or from time to time, the Company shall transfer to one or more liquidating trustees, for the benefit of the Stockholders (the "TRUSTEES"), under a liquidating trust (the "TRUST"), any assets of the Company which are (i) not reasonably susceptible to distribution to the Stockholders, including without limitation non-cash assets and assets held on behalf of the Stockholders (a) who cannot be located or who do not tender their certificates evidencing the Common Stock to the Company or its agent as herein above required or (b) to whom distributions may not be made based upon restrictions under contract or law, including, without limitation, restrictions of the federal securities laws and regulations promulgated thereunder or (ii) held as the Contingency Reserve. If assets are transferred to the Trust, each Stockholder on the Final Record Date shall receive an interest (an "INTEREST") in the Trust pro rata to its interest in the outstanding Common Stock on that date. All distributions from the Trust will be made pro rata in accordance with the Interests. The Interests shall not be transferable except by operation of law or upon death of the recipient. The Board is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the

         Company, to act as the initial Trustee or Trustees for the benefit of the Stockholders and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the Company, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the Stockholders. Any such conveyance to the Trustees shall be in trust for the Stockholders of the Company. The Company, subject to this Section and as authorized by the Board, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board, in its absolute discretion, may deem necessary, appropriate or desirable. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of any such appointment and any such liquidating trust agreement as their act and as a part hereof as if herein written.

XI. COMPENSATION. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board, pay to the Company's officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of the payment of any such compensation.

XII. INDEMNIFICATION. The Company shall indemnify its officers, directors, employees, agents and representatives in accordance with its certificate of incorporation, bylaws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify such persons may also be satisfied out of the assets of the Trust. The Trust will similarly be authorized to indemnify the Trustees and any employees, agents or representatives of the Trust for actions taken in connection with the operations of the Trust. Any claims arising in respect of such indemnification will be satisfied out of the assets of the Trust. The Board and the Trustees, in their absolute discretion, are authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company's obligations hereunder.

XIII. FURTHER AUTHORITY. The Board of the Company is hereby authorized, without further action by the Stockholders, to do and perform or cause the officers of the Company, subject to approval of the Board, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

XIV. DELISTING OF COMMON STOCK. At any time, the Board may, if the Board deems such action to be in the best interests of the Company and the stockholders, cause the shares of Common Stock of the Company to be delisted from any securities exchange on which they are traded.

XV. ABSENCE OF APPRAISAL RIGHTS. Under Delaware law, the Stockholders are not entitled to appraisal rights for their shares of capital stock with the transactions contemplated by the Plan.

XVI. STOCKHOLDER CONSENT TO SALE OF ASSETS. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan (except that the Company may not consummate the transactions contemplated by the Asset Purchase Agreement without Stockholder approval thereof).

XVII. EXPENSES OF DISSOLUTION. In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan.

                                   APPENDIX C

                                FAIRNESS OPINION


ALLIANT PARTNERS
A SILICON VALLEY BANCSHARES CO.

435 TASSO STREET, THIRD FLOOR
PALO ALTO, CALIFORNIA 94301
TELEPHONE 650 325 1541
FACSIMILE 650 325 7692
WWW.ALLIANT.COM


July 15, 2002

Board of Directors
Previo, Inc.
12636 High Bluff Drive
4th Floor
San Diego, CA   92130-2093

Ladies and Gentlemen:

         You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Previo, Inc. ("Previo" or the "Company") of the Plan of Liquidation and Dissolution of Previo ("Plan") presented to the Board of Directors of the Company (the "Board") for approval at the July 2, 2002 meeting of the Board. The Plan will provide for, among other things, the sale of all operating assets and the voluntary liquidation, winding up and dissolution of Previo. In connection with the Plan the shareholders of Previo will be provided a total consideration of approximately $16.0 - $17.5 million in cash.

For purposes of the opinion set forth herein, we have:

(a) Reviewed certain internal financial statements and projections and other financial and operating data prepared by the management of Previo;

(b)    Reviewed public financial statements and other information concerning
       Previo;

(c) Conducted a financial review of the financial condition of Previo with respect to its liquidity and capital position as of the date of this opinion;

(d) Discussed the past and current operations and financial condition of Previo with senior executives of the Company;

(e) Discussed with the senior management of Previo the objectives of the Plan and the strategic alternatives available to Previo;

(f) Compared the financial performance of Previo with that of certain other comparable publicly-traded companies and the prices paid for securities in those publicly-traded companies;

(g) Reviewed the terms and conditions of the sale to Altiris of the remaining operating assets;

(h) Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions for companies in a similar market and financial position as Previo;

(i) Reviewed the Plan and certain related documents and discussed the proposed terms of the liquidation with managements of Previo; and

(j) Performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for the purposes of this opinion. The Previo financial and other information reviewed by Alliant Partners in connection with the rendering of this opinion was limited to publicly available information, information provided by Previo's management and certain discussions with Previo's senior management regarding Previo's financial condition and future prospects, the strategic objectives of the Plan as well as the strategic alternatives available to Previo. In addition, we have assumed that the Plan will be consummated in accordance with the terms set forth in the Plan of Liquidation. We have not made any independent valuation or appraisal of the assets or liabilities of Previo, nor have we been furnished with any such appraisals. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

Our opinion addresses only the fairness of the Plan proposed, from a financial point of view, to the stockholders of Previo, and we do not express any views on any other terms of the Plan or the business and strategic bases underlying the Plan.

This opinion has been prepared for your information in connection with the Plan and shall not be reproduced, summarized, described or referred to or provided to any person or otherwise made public without the prior consent of Alliant Partners, except to the extent necessary or appropriate to be reproduced or described in any Proxy Statement filed with the Securities and Exchange Commission or otherwise legally required to be disclosed.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Plan is fair, from a financial point of view, to the Previo stockholders.


Very truly yours,



Alliant Partners

                                  PREVIO, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
    FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER __, 2002

         The undersigned hereby appoints Clifford L. Flowers as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of Previo, Inc. (the "COMPANY") which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company's offices at 12636 High Bluff Drive, Suite 400, San Diego, California, 92130-2093 on ________, September __, 2002 at 10:00 a.m. local time, and at any and all continuations, adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 1.

PROPOSAL 1: To approve the sale of substantially all of the Company's non-cash assets to Altiris, Inc., a Delaware corporation, pursuant to the Asset Purchase Agreement dated July 15, 2002 among the Company, Altiris, Inc., a Delaware corporation, and the other parties thereto, a copy of which is attached as Appendix A to the accompanying proxy statement.

             [ ]   FOR           [ ]  AGAINST      [ ]   ABSTAIN


--------------------------------------------------------------------------------

                            (CONTINUED ON OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2: To approve the dissolution of the Company and adopt the Plan of
             Dissolution substantially in the form attached as Appendix B to the accompanying proxy statement.

             [ ]   FOR           [ ]  AGAINST      [ ]   ABSTAIN


                                  DATED _______________________, 2002



                                  ______________________________________________
                                  Signature(s)

                                  ______________________________________________
                                  Name of stockholder (if other than individual)

                                  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                  HEREON. IF THE STOCK IS REGISTERED IN THE
                                  NAMES OF TWO OR MORE PERSONS, EACH SHOULD
                                  SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES,
                                  GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD
                                  THEIR TITLES. IF SIGNER IS A CORPORATION,
                                  PLEASE GIVE FULL CORPORATE NAME AND HAVE A
                                  DULY AUTHORIZED OFFICER SIGN, STATING TITLE.
                                  IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN
                                  PARTNERSHIP NAME BY AUTHORIZED PERSON.

                PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY
                IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE
                     PREPAID IF MAILED IN THE UNITED STATES.